UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Furniture Brands International, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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March 22, 2013

Dear Fellow Stockholder:

You are cordially invited to attend the 2013 Annual Meeting of Stockholders. It will be held on Thursday, May 2, 2013, at 9:00 a.m. CDT at Furniture Brands International, Inc., 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105.

At the Annual Meeting, the agenda includes the following items:

Agenda Item:	Board Recommendation
Election of Directors	FOR
Ratification of the approval of the Amended and Restated Stockholders Rights Agreement	FOR
Approval of the Amended and Restated 2010 Omnibus Incentive Plan	FOR
Authorization to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock of a ratio of 1-for-5 with a proportionate reduction in our authorized common stock, without further approval of our stockholders
FOR
Authorization to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock of a ratio of 1-for-7 with a proportionate reduction in our authorized common stock, without further approval of our stockholders
FOR
Ratification of KPMG LLP as our independent registered public accounting firm	FOR
Advisory Vote on Executive Compensation	FOR

As owners of Furniture Brands, your vote is important. Whether or not you are able to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented. Please vote as soon as possible.
On behalf of our Board of Directors, thank you for your participation in this important annual process. I look forward to seeing you at the 2013 Annual Meeting.

Sincerely,

Ralph P. Scozzafava
Chairman of the Board of Directors and
Chief Executive Officer

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT QUESTIONS AND ANSWERS
ELECTION OF DIRECTORS (Proposal 1)
Corporate Governance
Board of Directors
Committees and Charters
Compensation Consultants
Board Oversight of Risk
Board Leadership Structure
Board Membership Criteria
Director Nominees Recommended by Stockholders
Director Independence
Corporate Governance Guidelines and Code of Conduct
Communications with Board of Directors
Director Compensation
STOCK HOLDERS RIGHTS PLAN (Proposal 2)
OMNIBUS INCENTIVE PLAN (Proposal 3)
INTRODUCTION TO PROPOSAL 4 AND 5
1 FOR 5 REVERSE STOCK SPLIT (Proposal 4)
1 FOR 7 REVERSE STOCK SPLIT (Proposal 5)
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 6)
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Human Resources Committee Report
Compensation Committee Interlocks
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS TABLE IN 2012
OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE
OPTION EXERCISES AND STOCK VESTED IN 2012
NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
ADVISORY VOTE ON EXECUTIVE COMPENSATION (Proposal 7)
OWNERSHIP OF SECURITIES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
PROXY CARD

Furniture Brands
_______________________________________________________________________________________
NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2013

Date:        May 2, 2013
Time:        9:00 a.m. CDT

Place:	Furniture Brands International, Inc.
1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
Purpose:

1.	To elect the six director nominees named in this Proxy Statement to the Board of Directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

2.	To ratify the approval of the Furniture Brands International, Inc. Amended and Restated Stockholders Rights Agreement;

3.	To approve the Furniture Brands International, Inc. Amended and Restated 2010 Omnibus Incentive Plan;

4.
To authorize our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-5 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders;

5.
To authorize our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-7 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders;

6.	To ratify the selection of KPMG LLP as our independent registered public accounting firm for 2013;

7.	To approve the company's executive compensation; and

8.	To transact such other business as may properly come before the meeting.

Record Date:	Holders of record of our common stock at the close of business on March 8, 2013, are entitled to receive this notice and to vote at the meeting.
We are pleased to take advantage of the U.S. Securities and Exchange Commission (SEC) rule that allows issuers to furnish proxy materials to their stockholders on the Internet. This Proxy Statement, the proxy card and our 2012 Annual Report to our stockholders may be accessed at www.proxyvote.com.
As owners of Furniture Brands, your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. Please vote as soon as possible. We appreciate your cooperation.

By Order of the Board of Directors,

Meredith M. Graham
Senior Vice President, General Counsel and Corporate Secretary

March 22, 2013
St. Louis, Missouri

PROXY SUMMARY

This summary highlights information contained in this Proxy Statement. The summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Date and Time:	May 2, 2013 at 9:00 am CDT
Place:	Furniture Brands International, Inc., 1 North Brentwood Blvd., 15th Floor, St. Louis, Missouri 63105
Record Date:	March 8, 2013

Meeting Agenda and Board Recommendation

Agenda Item:	Board Recommendation	Page Reference (for more detail)
Election of Six Directors	FOR	6
Approval of the Amended and Restated Stockholders Rights Agreement	FOR	13
Approval of the Amended and Restated 2010 Omnibus Incentive Plan	FOR	17
Authorization to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock of a ratio of 1-for-5	FOR	23
Authorization to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock of a ratio of 1-for-7	FOR	23
Ratification of KPMG LLP as our independent registered public accounting firm	FOR	29
Advisory Vote on Executive Compensation	FOR	51

Board Nominees (Proposal 1): The following table provides summary information about each director nominee.

					Committee Membership
Nominee:	Age	Director Since	Occupation	Independent	Audit	GNC*	Human Resources
Kent J. Hussey	66	2012	Retired, Former Chairman and CEO of Spectrum Brands, Inc. (a publicly traded manufacturer of consumer products)	√	√	√
Ira D. Kaplan	54	2008	Former CFO of Claire's Stores Inc.	√	Chair
Ann S. Lieff	61	2010	President of The Lieff Company, and former President and CEO of Spec's Music, Inc.	√	√		√
Aubrey B. Patterson	70	2004	Chairman and Former CEO of BancorpSouth, Inc.	√		Chair	√
George E. Ross, Ph.D.	61	2010	President of Central Michigan University	√	√	√
Ralph P. Scozzafava	54	2007	Chairman and CEO of Furniture Brands

*GNC- Governance and Nominating Committee

Amended and Restated Stockholders Rights Agreement (Proposal 2): We are asking our stockholders to ratify the Board's approval of our Amended and Restated Stockholders Rights Agreement. The Rights Agreement is a dual-trigger agreement meaning it is designed to reduce the risk of limitation of our net operating loss carryforwards and certain other tax benefits or attributes under Section 382 of the Internal Revenue Code and under similar state statutes (NOLs), and is also designed to protect our stockholders against potential acquirers who may pursue coercive or unfair tactics aimed at gaining control of the company without paying all stockholders a full and fair price. Our Board adopted the Rights Agreement and believes that it is in the best interests of our stockholders for several reasons including, among other things:

i

•
Protection of our NOLs. At December 29, 2012, we had NOLs for federal and state income tax purposes of approximately $117.5 million. However and as explained in the proposal, because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. However, despite this, we believe these NOLs are a very valuable asset and our Board of Directors believes it is in our best interests to attempt to deter the imposition of limitations on their use by adopting the Rights Agreement. For example, if we were to have taxable federal income of $5 million, we would be able to reduce our income tax liability by $1.75 million, for a cash savings of $1.75 million. Furthermore, notwithstanding our prior losses and the fact that U.S. GAAP requires us to establish a valuation allowance against our deferred tax assets, these factors do not determine the value of the NOLs or whether or not the NOLs will be realized by our company. In fact, despite our company's consolidated losses this year, we were able to utilize certain state NOLs to offset tax liabilities generated by one of our profitable subsidiaries for a cash savings of $0.6 million in 2012.

•
Encourages Good Faith Negotiation. The Rights Agreement induces potential acquirers to negotiate in good faith with our Board and thereby strengthens our Board's bargaining position for the benefit of all stockholders.

•
Stockholder-Friendly Terms. The Rights Agreement has a 20% “trigger” for purposes of the hostile take-over provisions of the Rights Agreement; a term expiring on June 18, 2015; a provision that provides that the Board will amend the Rights Agreement to remove all provisions related to the protection of our NOLs if the NOLs may no longer be carried forward to offset tax liability; no “dead-hand,” “slow-hand,” “no-hand” or other features that limit the ability of a future board to redeem the Rights; and other stockholder-friendly terms described below, including the ability of stockholders to vote to rescind the plan if a “qualified offer” is received.

Amended and Restated Omnibus Incentive Plan (Proposal 3): We are asking our stockholders to approve our Amended and Restated 2010 Omnibus Incentive Plan as we believe that approval of the plan is essential to the retention and motivation of our employees. The amended and restated plan amends and restates in its entirety our 2010 Omnibus Incentive Plan, which our shareholders approved in May 2010. As of December 29, 2012, we only had 830,635 shares available for grant under the 2010 plan, and the amended and restated plan would, among other things, add an additional 7,000,000 shares to the plan and would create a “fungible share pool” pursuant to which awards of options and SARs would count against the share issuance limit as one share of stock for every one share of stock subject to the award and pursuant to which awards other than options and SARs would count against the share issuance limit as 1.3 shares of stock for every one share of stock subject to the award.

Reverse Stock Split (Proposals 4 and 5): We are asking our stockholders to give the Board the authority to effect two different proposed reverse splits of our issued and outstanding common stock at the ratios of 1-for-5 and 1-for-7 at any time before our next Annual Meeting of Stockholders without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders. Each of the proposed reverse stock splits would combine a whole number of outstanding shares of our common stock into one share of common stock (thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization) and would reduce the number of shares of our authorized common stock by the same proportion. The primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. The Board believes that the reverse stock split will result in a higher per share trading price, which is intended to enable our company to maintain its listing of our common stock on the New York Stock Exchange and to generate greater investor interest in our company. We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices. In addition, we understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Ratification of KPMG LLP (Proposal 6): We are asking our stockholders to ratify the Audit Committee's selection of KPMG LLP as our independent registered public accounting firm for the 2013 fiscal year.

Advisory Vote on Executive Compensation (Proposal 7): We are asking our stockholders to approve on an advisory basis our named executive officer compensation. The Board recommends a vote “FOR” the compensation of our named executive officers because it believes that our executive compensation was designed appropriately to retain, attract and motivate executives who create long-term value for our stockholders.

2012 Compensation Decisions: For three years, from 2009 through 2011, executive base salaries were frozen, the company's short-term incentive plan had not paid out and the company's performance-based long-term incentive compensation had not paid out due to the failure to achieve financial performance goals established by the Committee. As a result, each executive's actual compensation is well below the target median of our peer group, and retention is a key concern for the Board. In light of

ii

this and the other factors described in the Compensation Discussion and Analysis, the following decisions were made in 2012 with respect to executive compensation:

•	Maintained base salaries for the majority of the executives and approved three percent salary increases for two executives that had not received raises in over four years.

•
Approved a short-term incentive plan with the objective of rewarding executives for the achievement of annual net earnings, annual net sales goals and individual objectives, which plan would not payout unless threshold net earnings was achieved. The lower threshold level of net earnings was included in order to increase the probability that at least some incentive would be paid to employees upon the achievement of financial performance objectives close to target.

•
Approved a new Drive For Results incentive plan following the departure of several key employees to encourage key employees (other than the Chief Executive Officer) to remain employed with our company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility.

•
Approved a long-term incentive plan based on three separate, annual return on invested capital targets established at the beginning of each year rather than a full three-year performance target with half of the payout being paid in the year earned and the remainder being paid at the end of the full three-year performance period. The purpose of this was to alleviate retention concerns associated with the lack of incentive payouts under the company's long-term incentive plans while balancing these concerns with the need to encourage executives to focus on the company's long-term business objectives.

Due to these actions in 2012, threshold performance measures were achieved for the first time in several years under the company's incentive plans and executives received a payout of 33% to 75% of the executive's target short-term incentive, 10% to 66% of the executive's target Drive For Results incentive and 50.7% of the cash portion of their target long-term incentive. These incentive payments to executives represent 15.6% of the total funding for the incentive pools under the company's short-term and Drive For Results incentive plans, with the remainder of the funding being paid out to our other employees.

iii

FURNITURE BRANDS INTERNATIONAL, INC.

1 North Brentwood Boulevard, 15th Floor
St. Louis, Missouri 63105
Phone: (314) 863-1100
____________________

PROXY STATEMENT
____________________

Why am I receiving these materials?

You were provided these materials in connection with our solicitation of proxies for use at the Annual Meeting of Stockholders, to be held on Thursday, May 2, 2013, at 9:00 a.m. CDT, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on March 22, 2013. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. The Annual Meeting will be held at our principal executive offices located at the address shown above.

What items will be voted on at the Annual Meeting?

Stockholders will vote on seven items at the Annual Meeting:

•	the election to the Board of the six director nominees named in this Proxy Statement (Proposal 1);

•	the ratification of the approval of the Furniture Brands International, Inc. Amended and Restated Stockholders Rights Agreement (Proposal 2);

•	the approval of the Furniture Brands International, Inc. Amended and Restated 2010 Omnibus Incentive Plan (Proposal 3);

•
the authorization for our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-5 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders (Proposal 4);

•
the authorization for our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-7 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders (Proposal 5);

•	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2013 (Proposal 6); and

•	an advisory vote on executive compensation (Proposal 7).

What is the Board's voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal 1);

•	“FOR” ratification of the approval of the Furniture Brands International, Inc. Amended and Restated Stockholders Rights Agreement (Proposal 2);

•	“FOR” the approval of the Furniture Brands International, Inc. Amended and Restated 2010 Omnibus Incentive Plan (Proposal 3);

•
“FOR” the authorization for our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-5 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders (Proposal 4);

•
“FOR” the authorization for our Board of Directors to amend our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a ratio of 1-for-7 with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders (Proposal 5);

•	“FOR” ratification of the appointment of KPMG LLP as our independent registered public accounting firm (Proposal 6); and

•	“FOR” the proposal regarding the advisory vote on executive compensation (Proposal 7).

Who May Vote?

If you held any shares of our voting stock at the close of business on March 8, 2013, then you may attend and vote at the meeting. On that date, we had 56,314,585 shares of common stock outstanding. Each share of our common stock that you hold entitles you to one vote on all matters that come before the Annual Meeting or any adjournment thereof.

Why did I receive a notice in the mail regarding the availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a notice regarding the availability of proxy materials to our stockholders of record and our beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the Annual Meeting.

How can I get electronic access to the proxy materials?

The notice will provide you with instructions regarding how to receive a copy of the proxy materials via email. In addition, you may instruct us to send future proxy materials to you electronically by email by accessing the website in the notice. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment. Your election to receive proxy materials by email will remain in effect until you terminate it.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a broker or other nominee (in “street name”) rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

•
Stockholder of Record-If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, to be the stockholder of record. As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote in person at the meeting.

•
Beneficial Owner-If your shares are held in a brokerage account, by a broker or by another nominee, you are considered the beneficial owner of those shares. As the beneficial owner of those shares, you have the right to direct your broker or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

If I am a stockholder of record, how do I vote?

There are four ways to vote:

•	In Person. If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

•	By Telephone. You may vote by proxy by telephone by visiting www.proxyvote.com to view the proxy materials as described in the notice and to obtain the toll free number to call.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are four ways to vote:

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

•	Via the Internet. You may vote by proxy via the Internet by following the instructions in the notice provided by your broker.

•
By Telephone. You may vote by proxy by telephone by visiting www.proxyvote.com to view the proxy materials as described in the notice provided by your broker and to obtain the toll free number to call.

•
By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form provided by your broker and sending it back in the envelope provided.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the votes represented by our outstanding shares of common stock is necessary to constitute a quorum. We will count shares of voting stock present at the meeting that abstain from voting or that are the subject of broker non-votes as present for purposes of determining a quorum.

What if a quorum is not represented at the Annual Meeting?

In the event that a quorum does not exist, the chairman of the meeting or the holders of a majority of the votes entitled to be cast by the stockholders who are present in person or by proxy may adjourn the meeting. At such reconvened meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder's instructions.

What happens if I do not give specific voting instructions?

If you are a stockholder of record and you submit your vote over the internet or phone without giving specific voting instructions or you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting. If you hold your shares through a broker, bank or other nominee, you will receive separate instructions from the nominee describing the circumstances under which your shares may be voted if you do not give specific voting instructions.

What is a broker non-vote?

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, nominees cannot vote without instructions from the beneficial owner, resulting in a so-called “broker non-vote.” Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the voting on any of the proposals.

The ratification of the selection of KPMG LLP as our independent registered public accounting firm (Proposal 6) is a matter considered routine by the New York Stock Exchange. All other proposals are matters considered non-routine by the New York Stock Exchange, and therefore, there may be broker non-votes on these proposals.

What happens if additional matters are presented at the Annual Meeting?

Other than the seven items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ralph P. Scozzafava and Meredith M. Graham, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees for director is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How many votes are required to approve a proposal?

To be elected in uncontested elections, directors must receive a majority of the votes cast (the number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee). Abstentions and broker non-votes shall not be counted as votes cast either “for” or “against” the election of a director. In contested elections, the vote standard is a plurality of votes cast.

In an uncontested election, any nominee for director is required to submit his or her resignation to the Board contingent on not receiving a majority of votes cast “for” his or her election and the Board's acceptance of the resignation. If such director does not receive a majority of votes “for” his or her election, the Governance and Nominating Committee is required to make recommendations to the Board with respect to any such resignation. The Board is required to take action with respect to this recommendation and to publicly disclose its decision-making process.

The vote of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required on all other proposals. Abstentions will have the effect of a vote against these proposals and broker non-votes will have no effect.

How often will I vote on executive compensation?

Consistent with our stockholders' vote on the matter in 2011, our Board has decided to hold the advisory vote on executive compensation annually until the next required vote on the frequency of such advisory vote.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting by ballot at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and filed with the SEC in a Form 8-K within four business days following the Annual Meeting.

I share an address with another stockholder, and we received only one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice and, if applicable, this Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the notice and, if applicable, this Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice and, if applicable, this Proxy Statement or the Annual Report, stockholders may write or call Investor Relations at the following address and telephone number:

Investor Relations
1 North Brentwood Blvd., 15th Floor
St. Louis, Missouri 63105
Phone: (866) 873-3667

Stockholders who hold shares in “street name” (as described above) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is paying for the cost of this proxy solicitation?

We are paying the costs of the solicitation of proxies. We have retained Morrow & Co., LLC to assist in obtaining proxies by mail, facsimile or email from brokers, bank nominees and other institutions for the Annual Meeting. The estimated cost of such services is $8,500 plus out-of-pocket expenses.

We must also pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with forwarding the notice to beneficial owners, printed proxy materials by mail to beneficial owners and obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

Where are our principal executive offices located and what is our main telephone number?

Our principal executive offices are located at 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105. Our main telephone number is (314) 863-1100.

How can I attend the Annual Meeting?

Attendance at the Annual Meeting is limited to stockholders. Seating is limited and admission to the Annual Meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the record date. You may request directions to the Annual Meeting by calling Investor Relations at (866) 873-3667.

ELECTION OF DIRECTORS
(Proposal 1)

Our business is managed under the direction of our Board of Directors. Our Bylaws provide that our Board determines the number of directors, which is currently set at seven. Our Board of Directors is presently composed of seven members of whom six are standing for re-election. James M. Zimmerman, a current member of our Board, will not stand for re-election. Following the Annual Meeting, the Board intends to reduce the number of directors to six. Each director serves a one-year term, as described below, with all directors subject to annual election.

If any director nominee is unable or unwilling to serve as a nominee at the time of the Annual Meeting, the proxy holder may vote either: (1) for a substitute nominee designated by the present Board to fill the vacancy; or (2) for the balance of the nominees, leaving a vacancy. Alternatively, the Board may choose to reduce the size of the Board, as permitted by our Bylaws. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.

Nominees For Director

The nominees for director are set forth below. The Board of Directors recommends a vote “FOR” each of the nominees listed below.

Nominee	Age	Director Since
Kent J. Hussey ............................................................................................	66	2012
Ira D. Kaplan ..............................................................................................	54	2008
Ann S. Lieff ................................................................................................	61	2010
Aubrey B. Patterson ....................................................................................	70	2004
George E. Ross, Ph.D. ................................................................................	61	2010
Ralph P. Scozzafava ....................................................................................	54	2007

Set forth below is a brief description of the principal occupation and business experience of each of our nominees for director. Members of our Board of Directors are elected each year at our Annual Meeting of Stockholders, and serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified. No director or executive officer is an adverse party or has an interest adverse to our company or any of its subsidiaries in any material pending legal proceeding.

Kent J. Hussey has served as a director of our company since May 2012. Mr. Hussey retired from Spectrum Brands, Inc. (a publicly traded manufacturer of consumer products) in 2010, where he served as Chief Executive Officer from May 2007 to May 2010; Chairman of the Board from August 2009 to June 2010; Vice Chairman from January 2007 to May 2007; President and Chief Operating Officer from August 2002 to December 2006; and Director from October 1996 to June 2010. Spectrum Brands, Inc. emerged from bankruptcy protection in August 2009. Mr. Hussey also serves on the Board of Directors of American Woodmark Corp. Mr. Hussey is qualified to serve on our Board because of his executive leadership expertise and extensive career in the consumer products industry. Mr. Hussey brings to our Board extensive experience in corporate finance, international operations and strategic planning.

Ira D. Kaplan has served as a director of our company since May 2008. Mr. Kaplan joined Claire's Stores Inc. in 1987 and served as its Chief Financial Officer from 1990 to April 2008 and served as a member of the Board of Directors of Claire's Stores until it was acquired in May 2007. In addition, while at Claire's Stores, Mr. Kaplan was a member of the company's Strategic Planning Committee responsible for the formulation of short and long-term strategies to drive its internal growth and its domestic and international expansion. From 1982 to 1987, Mr. Kaplan practiced at Peat Marwick (now KPMG). Through his roles and responsibilities at each of his former employers, Mr. Kaplan has gained extensive experience in corporate finance and accounting, retail store operations and strategic planning.

Ann S. Lieff has served as a director of our company since May 2010. Ms. Lieff is the founder of The Lieff Company, a business consulting firm, and has been its President since 1998. Prior to this, Ms. Lieff was President and Chief Executive Officer of Spec's Music, Inc. Ms. Lieff also serves on the Board of Directors of Herzfeld Caribbean Basin Fund, Inc. and Hastings Entertainment, Inc., and previously served on the Board of Claire's Stores, Inc. and Birks & Mayors Inc. Ms. Lieff is qualified to serve on our Board because of her executive leadership expertise and her business skills in marketing, real estate and multi-unit retail operations. These skills and experience are the result of her serving as the President and Chief Executive Officer of a publicly-traded company and her service on other public company boards and committees.

Aubrey B. Patterson has served as a director of our company since April 2004. Since 1990, Mr. Patterson has been Chairman of BancorpSouth, Inc., and from 1990 until his retirement in November 2012, he also served as the Chief Executive Officer of BancorpSouth. Prior to this, he was President and Chief Operating Officer of BancorpSouth. Mr. Patterson also serves on the Board of Directors of BancorpSouth. As Chairman and Chief Executive Officer of BancorpSouth, Inc., Mr. Patterson has extensive executive experience in leading and managing a public company, with a strong knowledge and understanding of strategic planning and public company executive compensation.

George E. Ross, Ph.D. has served as a director of our company since September 2010. Dr. Ross has been the President of Central Michigan University since March 2010. Prior to this, Dr. Ross served as President of Alcorn State University from January 2008 to February 2010 and Vice-President Finance and Administrative Services at Central Michigan University from December 2002 to January 2008. Dr. Ross has also served in various finance and administrative roles at universities across the country since he started his career over twenty-five years ago. Dr. Ross is qualified to serve on our Board because of his executive leadership skills and his extensive experience in finance, accounting and strategic planning, which were acquired through his several leadership roles in higher education and through his work experience in various finance and accounting roles.

Ralph P. Scozzafava has served as Chairman of the Board since May 2008 and as a director since June 2007. Since January 2008, Mr. Scozzafava has also served as Chief Executive Officer of our company, and from June 2007 to January 2008, he served as Vice Chairman and Chief Executive Officer - designate. Prior to joining our company, Mr. Scozzafava was employed at Wm. Wrigley Jr. Company since 2001, where he held several positions, most recently, serving as Vice President - Worldwide Commercial Operations from March 2006 to June 2007, and as Vice President & Managing Director - North America/Pacific from January 2004 to March 2006. Mr. Scozzafava also serves on the Board of Directors of Stage Stores, Inc. Through these various executive leadership roles, Mr. Scozzafava has gained a strong executive background in operations and consumer goods, with extensive experience in international operations and strategic planning.

Corporate Governance

Board of Directors

The Board of Directors oversees, counsels, and directs management in the long-term interests of the company and our stockholders. Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively.

Our Board of Directors currently consists of seven directors. Ralph P. Scozzafava, our Chief Executive Officer, serves as Chairman of the Board. Under our Bylaws, the Chairman presides over all meetings of the stockholders and the Board when he is present. In addition, the Board has an independent director, currently Aubrey B. Patterson, designated as the Lead Director.

Our Board of Directors and its Committees meet throughout the year on a set schedule, hold special meetings, and act by written consent from time to time as appropriate. The Board holds regularly scheduled sessions for non-management directors to meet without management present, and the Board's Lead Director leads those sessions. The Board of Directors met nine times during 2012, four of which were regularly scheduled meetings. In 2012, the non-management directors, who are all independent, met five times in executive session. All directors attended at least 75% of the meetings of the Board of Directors and the meetings of the Committees on which they served held during the period that they served on the Board of Directors or such Committees. In furtherance of the Board's role, directors are expected to attend all meetings of stockholders. All of the directors who were elected to the Board at the 2012 Annual Meeting of Stockholders were in attendance.

Committees and Charters

The Board delegates various responsibilities and authority to different Committees of the Board. Committees regularly report on their activities and actions to the full Board. Our Board of Directors has established three standing Committees-the Audit Committee, the Governance and Nominating Committee and the Human Resources Committee. Each of the Committees has a written charter approved by our Board, and each Committee conducts an annual evaluation of the Committee's performance. We post each Committee charter on our web site at www.furniturebrands.com. The following table identifies the current Committee members.

Name	Audit	Governance and Nominating	Human Resources
Kent J. Hussey .............................................................	√	√
Ira D. Kaplan ...............................................................	Chair
Ann S. Lieff .................................................................	√		√
Aubrey B. Patterson ....................................................		Chair	√
George E. Ross, Ph.D. .................................................	√	√
James M. Zimmerman .................................................			Chair
Number of Committee Meetings Held in 2012	5	4	7

Audit Committee. Our Audit Committee assists the Board in its general oversight of our financial reporting, internal controls, and audit functions, and is responsible for the appointment, retention, compensation, and oversight of the work of our independent registered public accounting firm. The Board has determined that Messrs. Kaplan, Ross and Hussey each qualify as an “Audit Committee Financial Expert” in accordance with the rules issued by the SEC. The responsibilities and activities of our Audit Committee are described in detail in the Committee's report in this Proxy Statement and the Audit Committee's charter.
Governance and Nominating Committee. Our Governance and Nominating Committee is responsible for identifying and evaluating director nominees for the Board and the development and review of our Corporate Governance Guidelines. The Committee also oversees the annual self-evaluations of the Board and its Committees and makes recommendations to the Board concerning the structure and membership of the Board Committees. In addition, the Governance and Nominating Committee recommends the compensation for non-employee directors and pursuant to its charter, has the authority to retain consultants to assist in the Committee's evaluation of director compensation. The responsibilities and activities of our Governance and Nominating Committee are described in detail in the Committee's charter.

Human Resources Committee. Our Human Resources Committee has authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers; administering our equity incentive plans, including reviewing and granting stock options and other equity awards to our executive officers; as well as responsibility for succession planning for executive officers, including our chief executive officer. Our Human Resources Committee also reviews and determines various other compensation policies and matters, including matters related to broad-based employee incentive and benefit plans.

Under its charter, the Human Resources Committee may also form, and delegate authority to, subcommittees, as appropriate. Pursuant to such authority, the Human Resources Committee has delegated the authority to our Chief Executive Officer to grant equity awards for hiring incentive grants and promotions for any employees that are not executive officers. The purpose of this delegation of authority is to enhance the flexibility of equity administration within the company and to facilitate the timely grant of equity awards to new or recently promoted employees that are not executive officers. The Chief Executive Officer's authority is limited to granting no more than 100,000 shares of common stock per calendar year, and all grants made pursuant to this delegated authority are reported to the Committee at its next regularly scheduled meeting.

Additional information on the Human Resources Committee's processes and procedures for consideration of executive compensation are addressed in the Compensation Discussion and Analysis in this Proxy Statement.

Compensation Consultants

Our Human Resources Committee has the authority to retain compensation consultants to assist in the Committee's evaluation of executive compensation, including the authority to approve the consultant's fees and other retention terms. During 2012, our Human Resources Committee engaged an outside independent executive compensation consultant, Frederic W. Cook & Co., Inc. (“F.W. Cook”), to advise and counsel the Committee. F.W. Cook reports directly to the Human Resources Committee and has not, and will not, perform any other service for the company other than matters for which the Human Resources Committee or another Board committee is responsible.

At the request of the Committee, F.W. Cook performed the following assignments for the Committee in 2012:

•	provided information regarding market executive compensation, practices and trends, and assisted the Committee in the review and evaluation of such information; and

•
based on market information, advised the Committee on the company's 2012 executive compensation, including the design of the company's 2012 cash and equity incentive plans and the total compensation of our executive officers including our Chief Executive Officer.

In addition, the Governance and Nominating Committee engaged F.W. Cook to review and advise the Committee on non-employee director compensation in 2012. In performing these services, F.W. Cook worked with our Senior Vice President- Human Resources and supporting personnel to obtain background information and related support in preparing its reports for the Committees.

Board Oversight of Risk

Our Board of Directors oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. As part of this oversight process, our Board has delegated to the Audit Committee the primary responsibility of performing an annual enterprise risk assessment and reporting the results of the assessment back to the Board. The annual risk assessment is a company-wide initiative that involves the Board, members of the Audit Committee, and management in an integrated effort to identify, assess and manage risks that may affect our company's ability to execute on its corporate strategy and fulfill its business objectives. The assessment includes identification, prioritization and assessment of a broad range of risks including financial, operational, business, governance and managerial risks, and the formulation of plans to mitigate their effects. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. The involvement of the full Board in setting our business strategy is a key part of its determination of what constitutes an appropriate level of risk for our company.

In addition, the Board has delegated to the Human Resources Committee the responsibility of annually reviewing the company's compensation program, including the executive compensation program, to confirm that it does not encourage a level of risk-taking behavior that is inconsistent with our business strategy, and the Committee has concluded that our compensation program does not. The majority of executive compensation is performance-based and tied to increases in stock price or the achievement of financial performance metrics to ensure that executives are focused on the creation of long-term stockholder value. In addition, the Committee may exercise discretion to reduce (and not increase) cash incentive payments. With respect to our compensation program for employees generally, bonus opportunities are capped and the Committee has the discretion to reduce these payments. In addition, long-term incentive compensation for employees is delivered in the form of equity awards, which encourages the creation of long-term stockholder value. Furthermore, we have adopted policies to mitigate compensation-related risk including a recoupment policy applicable to all employee incentive compensation and executive stock ownership guidelines.

Board Leadership Structure

Our Board of Directors has combined the role of Chief Executive Officer and Chairman of the Board and has designated an independent director as Lead Director. The Board has combined the Chief Executive Officer and Chairman role because it feels it is important for a single executive to be responsible for and to guide our company's strategic direction particularly given the company's turnaround situation. Combining these roles also makes it clear that the person serving in these roles has primary responsibility for managing the company's business, subject to the oversight and review of the Board. In addition, the Board believes that the designation of an independent director as Lead Director ensures that strong, independent directors continue to effectively oversee our management and provide vigorous oversight of key issues relating to strategy, risk and integrity without the need to split the roles of Chief Executive Officer and Chairman. As described in our Corporate Governance Guidelines, the Lead Director has the responsibility for: (i) acting as a liaison between the Board and the Chief Executive Officer; (ii) assisting the Chairman of the Board in setting the Board agenda; (iii) acting as chair at executive sessions held outside the presence of the management directors, the Chief Executive Officer, and other company personnel; (iv) communicating Board member feedback to the Chief Executive Officer; and (v) performing other responsibilities that the independent directors as a whole may designate from time to time. We believe that this structure recognizes the importance of one person leading our company and the Board, but also that an independent Lead Director with substantial authority helps ensure effective oversight by an independent board.

Board Membership Criteria

Our Governance and Nominating Committee works with the Board on a regular basis to determine the appropriate skills and characteristics for the Board as a whole and for its individual members. The Committee also regularly assesses the appropriate size of the Board, whether there are any specific Board needs and whether any vacancies on the Board of Directors are expected. In the event that vacancies are anticipated, or otherwise arise, our Governance and Nominating Committee will consider various potential candidates for director. In identifying director nominees, the Governance and Nominating Committee solicits recommendations for possible candidates from a number of sources including members of the Board of Directors and executive officers. In addition, the Governance and Nominating Committee may from time to time use its authority under its charter to retain at our expense one or more search firms to identify candidates. If the Governance and Nominating Committee retains a search firm, the firm may be asked to identify possible candidates who meet the desired qualifications expressed by our Governance and Nominating Committee and in our Corporate Governance Guidelines and may be asked to interview and screen such candidates.

Our Governance and Nominating Committee evaluates director candidates based on a number of qualifications, including their independence, integrity, leadership ability, and expertise in the industry. The Committee also considers the diversity of a candidate's background and experience when evaluating a nominee, as well as the diversity of a candidate's perspectives, which may result from diversity in age, gender, ethnicity or national origin. While the Committee considers diversity in its evaluation process, the Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees as this is only one factor that the Committee considers in its process. The Committee believes that it is important to evaluate director candidates based on an assessment of the qualifications and experiences required of Board members in the context of the needs of the Board at a given point in time considering all of these factors in the aggregate rather than an evaluation of any one particular factor.

Director Nominees Recommended by Stockholders

Our Governance and Nominating Committee has a policy of considering director candidates recommended by stockholders provided that a stockholder submission of a nominee for director is received by our Corporate Secretary not less than 90 days and no earlier than 120 days prior to the first anniversary of the preceding year's annual meeting; provided however, in the event that the date of the meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of the meeting is first made. The submission must include biographical information including, but not limited to, the proposed candidate's name, age, business address, residence address, principal occupation or employment for the previous five years and the number of shares of our common stock owned beneficially or of record. Stockholders who wish to recommend candidates for the Board should send such recommendations to our Corporate Secretary at 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by directors and management receive. The Governance and Nominating Committee has full discretion in considering nominations to the Board.

Director Independence

Our Board of Directors has affirmatively determined that all of our current directors other than Ralph P. Scozzafava are “independent” under the listing standards of the New York Stock Exchange. Therefore, the majority of our directors, as well as all of the members of each of the Board's three standing committees, are independent as defined under the rules of the New York Stock Exchange, and, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act. In order to assist the Board in making this determination, the Board has adopted standards of independence, substantially similar to the New York Stock Exchange requirements, as part of our Corporate Governance Guidelines. Our Corporate Governance Guidelines and our independence standards can be found on our website at www.furniturebrands.com.

Corporate Governance Guidelines and Code of Conduct

Our Board of Directors has developed corporate governance practices to help it fulfill its responsibilities to stockholders in providing general direction and oversight of management of our company. These practices are set forth in our Corporate Governance Guidelines. We also have a Code of Conduct applicable to all of our employees, officers and directors, including the Chief Executive Officer, the Chief Financial Officer and other senior financial officers. These documents, as well as any waiver of a provision of the Code of Conduct granted to any senior officer or director or material amendment to the Code of Conduct, if any, may be found on our website at www.furniturebrands.com.

Communications with Board of Directors

The Board of Directors provides a process for interested parties, including stockholders, to send communications to the Board as a whole, the non-management directors as a group or to any of the directors individually. Interested parties may send written communications c/o Chair of the Governance and Nominating Committee, Furniture Brands International, Inc., 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105. We will forward all appropriate correspondence to the Chair of the Governance and Nominating Committee. We will not forward sales or marketing materials or correspondence not clearly identified as stockholder correspondence, and we will not forward any communication determined in good faith to be frivolous, irrelevant, offensive, outside the scope of Board matters, or duplicative of other communications previously forwarded to the Board.

Director Compensation

The Board determines the form and amount of director compensation after its review of recommendations made by the Governance and Nominating Committee. Non-employee members of our Board of Directors receive a mix of cash and equity-based compensation. We do not pay management directors for Board service in addition to their regular employee compensation. In 2012, non-employee director compensation consisted of the following elements:

•	annual cash retainer of $45,000

•	Audit Committee chair annual fee of $25,000

•	Governance and Nominating Committee chair annual fee of $10,000

•	Human Resources Committee chair annual fee of $15,000

•	Lead Director annual fee of $15,000

•	annual restricted stock award grant with a market value of $75,000 on the date of the grant, which vests at our next annual meeting of stockholders

•	one-time initial restricted stock award grant for newly elected non-employee directors with a market value of $50,000 on the date of the grant which vests equally over five years

We also reimburse our directors for their reasonable expenses in connection with attending board meetings and pay the premiums on a $100,000 term life insurance policy pursuant to our company's group term life program.

Equity Compensation
Our 2010 Omnibus Incentive Plan limits the number of service-based restricted stock awards which may be granted under the plan if the awards vest in less than three years. As indicated above, the Board's practice has been to grant to each non-employee director a restricted stock award annually with a market value of $75,000, which award vests at our next annual meeting of stockholders. Due to the decline in our stock price and the limitation in our 2010 Omnibus Incentive Plan on the number of service-based restricted stock awards that vest in less than three years, the Board in 2012, with the assistance of Frederic W. Cook & Co., Inc., reviewed its practice of awarding this annual grant. After review, the Board, in lieu of the annual grant of $75,000 of restricted stock, approved a one-time reduction in the value of the award to $60,000 and changed the form of the award from a stock award to a cash award. As a result, each non-employee director is entitled to receive a cash payment of $60,000 if the director remains in service through the date of the 2013 Annual Meeting of Stockholders. If the Amended and Restated 2010 Omnibus Incentive Plan is approved by stockholders, the Board plans on resuming its prior practice of granting equity to non-employee directors. In addition, in 2012, the Board maintained its practice of awarding each newly elected non-employee director with an initial grant of $50,000 in the form of restricted stock, which vests equally over five years. As a result, Mr. Hussey received an award of 44,248 shares of restricted stock in 2012.

The following table provides director compensation information for 2012 for each non-employee member of our Board of Directors.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards	All Other Compensation (3)	Total
Kent J. Hussey(4)	$29,758	$50,000	—	$59	$79,817
Ira D. Kaplan	70,000	—	—	140	70,140
Ann S. Lieff	45,000	—	—	140	45,140
Aubrey B. Patterson	70,000	—	—	105	70,105
George E. Ross, Ph.D.	45,000	—	—	140	45,140
James M. Zimmerman	60,000	—	—	140	60,140
(1) For 2012, each of our non-employee directors was entitled to receive a $45,000 annual retainer; our Lead Director, Mr. Patterson, was entitled to receive a $15,000 annual fee, and each Board committee chair received the following annual fees: $25,000 to the Audit Committee chair, $15,000 to the Human Resources Committee chair and $10,000 to the Governance and Nominating Committee chair. All cash fees are pro-rated for the amount of time the director held such position.

(2)
This column represents the aggregate grant date fair value of restricted stock awards granted in 2012 in accordance with FASB ASC Topic 718. In 2012, the company granted 44,248 restricted stock awards to Mr. Hussey with a grant date fair value of $50,000. No restricted stock units or stock options were granted to any of the directors in 2012. The directors held restricted stock awards and restricted stock units as of December 29, 2012, as follows: Mr. Hussey, 44,248 restricted stock awards; Mr. Kaplan, 949 restricted stock awards and 5,157 restricted stock units; Ms. Lieff, 4,893 restricted stock awards; Mr. Patterson, 19,085 restricted stock units; Dr. Ross, 5,894 restricted stock awards; and Mr. Zimmerman, 3,768 restricted stock awards.

(3)	This column represents company paid life insurance premiums.

(4)	Mr. Hussey was elected to the Board of Directors in May 2012.

Director Stock Ownership Guidelines

Our Board of Directors has established stock ownership guidelines for non-employee directors which require that each non-employee director own shares of our common stock with a market price equal to three times their annual cash retainer. Shares held directly by directors and vested shares of equity subject to deferred compensation count towards satisfying the requirement. Directors are required to hold 50% of the shares of common stock received from the company through equity compensation grants until they have attained the applicable level of stock ownership.

Equity Compensation Plan Information

The following table sets forth aggregate information regarding the shares of common stock that may be issued under our compensation plans as of December 29, 2012, including our 1999 Long-Term Incentive Plan, 2005 Restricted Stock Plan for Outside Directors, 2008 Incentive Plan, 2010 Omnibus Incentive Plan and our 2010 Employee Stock Purchase Plan. The table does not include information about the proposed Amended and Restated 2010 Omnibus Incentive Plan.

Plan Category	(A) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	2,308,463(1)	9.31	2,212,333(2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,308,463(1)	9.31	2,212,333(2)

(1)
Consists of 1,797,885 shares of common stock underlying outstanding options granted under our 1999 Long-Term Incentive Plan, our 2008 Incentive Plan, and our 2010 Omnibus Incentive Plan, 486,336 shares underlying performance shares granted under our 2010 Omnibus Incentive Plan, and 24,242 shares underlying restricted stock units granted under our 2005 Restricted Stock Plan for Outside Directors. The performance shares represent the maximum number of shares of common stock that may be issued upon the vesting of these performance shares if maximum three-year performance goals are achieved in 2012. The performance shares and restricted stock are disregarded for purposes of computing the weighted-average exercise price in column (B) above.

(2)	Consists of 830,635 shares available for grant under the 2010 Omnibus Incentive Plan and 1,381,698 shares available for grant under the 2010 Employee Stock Purchase Plan.

RATIFICATION OF THE APPROVAL OF
THE FURNITURE BRANDS INTERNATIONAL, INC.
AMENDED AND RESTATED STOCKHOLDERS RIGHTS PLAN
(Proposal 2)

General

Our Board of Directors is asking our stockholders to ratify the Board's approval of the Amended and Restated Stockholders Rights Agreement adopted by the Board on June 18, 2012 (the “Rights Agreement”). Our Bylaws, other governing documents and applicable law do not require stockholder ratification of our adoption of the Rights Agreement. However, we consider a proposal for stockholders to ratify the adoption of the Rights Agreement to be an important opportunity for our stockholders to provide direct feedback to us on an important issue of corporate governance. If our stockholders do not ratify the adoption of the Rights Agreement, the Board will consider whether or not to terminate the Rights Agreement by redeeming the Rights (as defined below) or otherwise. But, because the Board owes fiduciary duties to all stockholders, it must make an independent decision in the exercise of its fiduciary duties whether it is in the best interests of the company and all of our stockholders to terminate the Rights Agreement, and may not rely solely on the stockholder vote in making this decision. Accordingly, the Board may decide that its fiduciary duties require it to leave the Rights Agreement in place notwithstanding the failure of stockholders to ratify its adoption. Likewise, even if the adoption of the Rights Agreement is ratified by stockholders, the Board may at any time during the term of the Rights Agreement determine, in the exercise of its fiduciary duties, that the Rights Agreement should be terminated.

Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 2 to ratify the approval of the Rights Agreement.

The Board of Directors recommends a vote “FOR” the ratification of the approval of the Amended and Restated Stockholders Rights Agreement.

Reasons for the Rights Agreement

The Rights Agreement is a dual-trigger agreement meaning it is designed to reduce the risk of limitation of our net operating loss carryforwards and certain other tax benefits or attributes under Section 382 of the Internal Revenue Code and under similar state statutes (the “NOLs”), and is also designed to protect our stockholders against potential acquirers who may pursue coercive or unfair tactics aimed at gaining control of the company without paying all stockholders a full and fair price.

Our Board adopted the Rights Agreement and believes that it is in the best interests of our stockholders for several reasons:

•
Protection of our NOLs. Under Section 382 of the Internal Revenue Code and similar state statutes, the benefit of our NOLs could be significantly delayed, reduced or eliminated if we were to experience an “ownership change” as defined in regulations. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” (as defined under U.S. income tax laws) that exceeds 50 percent over a rolling three-year period. The Rights Agreement is designed to reduce the likelihood that we will experience an ownership change by (i) discouraging any person or group from becoming a “5-percent shareholder” and (ii) discouraging any existing “5-percent shareholder” from acquiring more than a specified number of additional shares of our common stock. There is no guarantee, however, that the Rights Agreement will prevent our company from experiencing an ownership change. At December 29, 2012, we had NOLs for federal and state income tax purposes of approximately $117.5 million. However and as explained below, because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. We believe, however, that despite not being able to quantify an exact value, the NOLs are a very valuable asset and our Board of Directors believes it is in our best interests to attempt to deter the imposition of limitations on their use by adopting the Rights Agreement. For example, if we were to have taxable federal income of $5.0 million, we would be able to reduce our income tax liability by $1.75 million, for a cash savings of $1.75 million. Furthermore, notwithstanding our prior losses and the fact that U.S. GAAP requires us to establish a valuation allowance against our deferred tax assets, these factors do not determine the value of the NOLs or whether or not the NOLs will be realized by our company. In fact, despite our company's consolidated losses this year, we were able to utilize certain state NOLs to offset tax liabilities generated by one of our profitable subsidiaries for a cash savings of $0.6 million in 2012. Given that at December 29, 2012, we had $11.8 million of cash and cash equivalents, $105 million of debt outstanding, and excess availability to borrow up to an additional $75.4 million under the terms of our credit facility, our Board of Directors believes that the NOLs are in fact a valuable asset that need to be protected as such amounts could be used for a variety of corporate purposes.

•
Encourages Good Faith Negotiation. The Rights Agreement induces potential acquirers to negotiate in good faith with our Board and thereby strengthens our Board's bargaining position for the benefit of all stockholders by providing the Board with the opportunity and flexibility to (i) determine whether any proposed transaction is in the best interests of all of our stockholders; (ii) attempt to negotiate better terms for any such transaction that, if accepted, would result in a transaction that the Board determines to be in the best interests of our stockholders; (iii) achieve a fair price for our stockholders that is consistent with the intrinsic value of our company; (iv) reject any transaction that our Board determines to be inadequate; and (v) consider alternative transactions and opportunities. The existence of the Rights Agreement does not diminish the responsibility of our Board to consider acquisition proposals in a manner consistent with the Board's fiduciary duties to stockholders.

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Better Ability to Respond to Unsolicited Proposals. The Rights Agreement enables our Board, as elected representatives of the stockholders, to respond better to an unsolicited acquisition proposal. It is also intended to ensure that all of our stockholders are treated fairly in an acquisition of the company. The Rights Agreement does not prevent parties from making an unsolicited offer for, or acquisition of our company at, a full and fair price and on fair terms. It does, however, give the Board the ability to defend stockholders against abusive or coercive tactics that could be used to gain control of our company without paying stockholders a fair price for their shares, including a partial or two-tier tender offer that fails to treat all stockholders equally.

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Independent Board; Absence of Certain Other Anti-takeover Devices. Currently, the majority of members of the Board of Directors are independent, and we do not have many of the takeover defenses frequently employed by other companies. Specifically, we do not have a classified board and we permit stockholders to call special meetings.

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Stockholder-Friendly Terms. The Rights Agreement has a 20% “trigger” for purposes of the hostile take-over provisions of the Rights Agreement; a term expiring on June 18, 2015; a provision that provides that the Board will amend the Rights Agreement to remove all provisions related to the protection of our NOLs if the NOLs may no longer be carried forward to offset tax liability; no “dead-hand,” “slow-hand,” “no-hand” or other features that limit the ability of a future board to redeem the Rights; and other stockholder-friendly terms described below, including the ability of stockholders to vote to rescind the plan if a “qualified offer” is received.

Our Net Operating Losses

As of December 29, 2012, we had NOLs for federal and state income tax purposes in excess of $245 million with a cash value of approximately $117.5 million. Our Board of Directors believes that the NOLs are a valuable asset that needs to be protected until such time that the NOLs may no longer be used to offset future tax liability.

A corporation that experiences an ownership change under Section 382 of the Internal Revenue Code and similar state statutes will generally be subject to an annual limitation on certain of its pre-ownership change tax assets equal to the value of the corporation immediately before the ownership change, multiplied by the long-term tax-exempt rate (subject to certain adjustments); provided that the annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The annual limitation calculation on the use of our NOLs generally depends on the value of our common stock at the time of the ownership change. This means that if an ownership change occurs, the lower the market price of our common stock at the time, the lower the NOL limit and the greater the risk of us being subject to a material annual NOL limitation.

If, following an ownership change, we were to have taxable income in excess of the NOL limitations, we would not be able to offset the excess income with NOLs, thereby resulting in current cash taxes. Although any loss carryforwards not used as a result of any Section 382 or similar state limitations would remain available to offset income in future years (again, subject to the Section 382 and applicable state limitation) until our NOLs expire over the next 20 years, any ownership change could significantly defer the utilization of the loss carryforwards and accelerate payment of federal and state income tax and cause some of the NOLs to expire unused. Because the aggregate value of our outstanding common stock and the long-term tax-exempt interest rate fluctuate, it is impossible to predict with any accuracy the annual limitation upon the amount of our taxable income that could be offset by such loss carryforwards were an ownership change to occur in the future, but such limitation could be material. To the extent that we are unable to offset taxable income with NOLs, we would have less cash available for other corporate purposes including investing in growth.

Currently, we do not believe that we have experienced an “ownership change,” but calculating whether an “ownership change” has occurred is subject to inherent uncertainty due to the complexity of Section 382 and the limited knowledge that a publicly traded company can have about the ownership of and transactions in its securities. We retained advisors to analyze all available information to determine the likelihood that we may experience an “ownership change,” and in light of this analysis and our current stock price, we concluded that if we were to take no action, we would run a serious risk of experiencing an “ownership change” under Section 382.
After giving careful consideration to this issue, including an analysis of the value of the NOLs and the likelihood of an ownership change occurring, our Board of Directors concluded that the Rights Agreement is in the best interests of our company and its stockholders.

Description of the Rights Agreement

The following is a summary of certain material terms of the Rights Agreement. A copy of the Rights Agreement is set forth in Appendix A to this Proxy Statement, and this discussion is qualified in its entirety by reference to Appendix A. All terms not defined below have the meanings given to them in the Rights Agreement.

The Rights. Under the Rights Agreement, from and after the record date of August 13, 2009, each share of common stock carries with it one preferred share purchase right (a “Right”), until the Distribution Date or earlier expiration of the Rights, as described below. Each Right will allow its holder to purchase from us one one-thousandth of a share of Series B Junior Participating Preferred Stock, no par value (the “Series B Preferred Stock”), at a purchase price of $7.00 per one one-thousandth of a share, subject to adjustment (the “Purchase Price”). Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

Initially, the Rights are attached to all certificates representing shares of our outstanding common stock, and no separate Rights Certificates have been distributed. The Rights will separate from the shares of common stock and the “Distribution Date” will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons has become an “Acquiring Person” or (ii) 10 business days (or such later date as may be determined by the Board of Directors prior to such time as any person becomes an Acquiring Person) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning an aggregate of 4.75% or more of all of our then outstanding shares of common stock. Any Rights held by an Acquiring Person are void and may not be exercised. After the Distribution Date, all holders of Rights except the Acquiring Person may, for payment of the Purchase Price, purchase shares of common stock with a market value of twice the Purchase Price. Until the Distribution Date, the Rights will be evidenced by the balances indicated in the book entry account system of our transfer agent, or in the case of certificated shares, by common stock certificates, and will be transferred with and only with the underlying shares of common stock, and any transfer of shares of common stock will constitute a transfer of Rights.

An “Acquiring Person” means a person or group of affiliated or associated persons that has acquired, obtained the right to acquire, or otherwise obtained beneficial ownership of 4.75% or more of our outstanding shares of common stock. The following, however, are not Acquiring Persons: (A) our company, its subsidiaries, any of our employee benefit plans or any of their subsidiaries, or any trustee or fiduciary holding shares of our common stock pursuant to the terms of any such plan; or (B) an “Exempt Person” (as described below and defined in the Rights Agreement). Moreover, no person or group of affiliated or associated persons will be deemed to be an Acquiring Person as a result of the following: (1) an acquisition of common stock by the company, which, by reducing the number of shares of common stock outstanding, increases the percentage of the shares of common stock that such person, or group of affiliated or associated persons, beneficially owns to 4.75% or more of the shares of our common stock then outstanding, (2) the grant of any equity compensation award to a director, officer, employee, or agent of the company, or any adjustment to the number of shares of our common stock represented by such equity compensation award pursuant to the terms thereof, (3) any unilateral grant of any security by the company to such person, or

(4) an “Exempt Transaction” (as described below and defined in the Rights Agreement). Notwithstanding the foregoing, a person or group of affiliated or associated persons, who would be considered an Acquiring Person but for the exceptions in (1) through (4) in the foregoing sentence, will nonetheless be considered an Acquiring Person if such person, or group of affiliated or associated persons, continues to hold 4.75% or more of the shares of our outstanding common stock and becomes the beneficial owner of additional shares of our common stock, subject to certain exceptions described in the Rights Agreement. Moreover, if our Board determines that a person, or group of affiliated persons, who would otherwise be an Acquiring Person, has become so inadvertently (either because such person, or group of persons, was unaware that it beneficially owned the requisite percentage of our outstanding common stock or because it had no actual knowledge of the consequences of such beneficial ownership under the Rights Agreement), then such person or group will not be considered an Acquiring Person if the Board determines that they are an Exempt Person or if such person or group promptly divests within 15 days after written notice from our company a sufficient number of shares of common stock so that it would no longer be an Acquiring Person.

An “Exempt Person” is a person, or group of affiliated or associated persons, who (1) beneficially owns 4.75% or more of the shares of our outstanding common stock on the date our Board declares the distribution of Rights to holders of the common stock, provided, however, that such person or persons will no longer be an Exempt Person if such person or persons (a) acquires beneficial ownership of additional securities representing 0.5% or more of the shares of common stock then outstanding, or (b) acquires beneficial ownership of additional securities, and upon such acquisition, becomes, together with all affiliated or associated persons, the beneficial owner of 20% or more of the shares of common stock then outstanding, subject to certain exceptions described in the Rights Agreement; or (2) beneficially owns 4.75% or more, but less than 20%, of the shares of our outstanding common stock, and whose beneficial ownership of 4.75% or more of the shares of the common stock then outstanding, our Board determines would not endanger the availability of our NOLs, subject to certain exceptions described in the Rights Agreement.

An “Exempt Transaction” is a transaction that our Board determines should not cause a person or group of affiliated or associated persons to become an Acquiring Person, except that the Board may not determine that any transaction that results in a person or group of affiliated or associated persons beneficially owning 20% or more of the shares of our common stock is an Exempt Transaction.

Expiration. The Rights will expire on June 18, 2015 unless earlier redeemed or exchanged by us as described below.

Exchange. After the Distribution Date, our Board may extinguish the Rights by exchanging one share of common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person. This would have an impact similar to the issuance of a one-for-one common stock dividend to all stockholders other than the Acquiring Person.

Redemption. Our Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

Adjustments. The Board may adjust the Purchase Price, the number of Series B Preferred Stock issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Series B Preferred Stock or common stock, or that may occur as a result of the holders of Series B Preferred Stock being granted certain rights or warrants to subscribe for Series B Preferred Stock or convertible securities at less than the current market price of the Series B Preferred Stock, or as a result of the distribution to the holders of the Series B Preferred Stock of evidences of indebtedness, cash or assets or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Qualified Offer. Between 90 and 120 days after the commencement of a Qualified Offer (as such term is defined in the Rights Agreement), the holders of 10% or more of our common stock then outstanding (excluding common stock beneficially owned by the person making the Qualified Offer and such person's affiliates and associates) may, by notice require the company to call a special meeting of the stockholders to vote on a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the redemption price. The Rights will be automatically redeemed if the special meeting is not held within 90 days of receipt of notice or if such meeting is held and the holders of a majority of the outstanding common stock (excluding common stock beneficially owned by the person making the Qualified Offer and such person's affiliates and associates) vote in favor of the redemption of the Rights, in each case as long as at such time no person has become an Acquiring Person and as long as the Qualified Offer continues to be a Qualified Offer prior to the last day of the period in which the special meeting of the stockholders must be held.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights in order to cure any ambiguity, defect, inconsistency or to make any other changes that the Board may deem necessary or desirable; provided that any amendment that extends the expiration date of the Rights Agreement must be submitted for ratification by our stockholders within 1 year of the adoption of such amendment and the Board may not supplement or amend the provisions of the Rights Agreement that relate to a qualified offer without stockholder approval. After a person or group becomes an Acquiring Person, the Board may not amend the agreement in a way that adversely affects holders of the Rights other than the interest of an Acquiring Person. In addition, the Board will amend the Rights Agreement to remove the provisions related to the NOLS, including among other things the 4.75% “trigger”, if Section 382 of the Internal Revenue Code is repealed and the Board determines that the Rights Agreement is no longer necessary to protect the NOLs or if the NOLs may no longer be carried forward to offset future tax liability.

APPROVAL OF FURNITURE BRANDS INTERNATIONAL, INC.
AMENDED AND RESTATED 2010 OMNIBUS INCENTIVE PLAN
(Proposal 3)

General

We are asking our stockholders to approve the Amended and Restated 2010 Omnibus Incentive Plan (the “Amended and Restated 2010 Plan”) as we believe that approval of the plan is essential to the retention and motivation of our employees.

Our Board of Directors approved the Amended and Restated 2010 Plan on February 7, 2013, subject to approval from our stockholders at this meeting. The Amended and Restated 2010 Plan amends and restates in its entirety our 2010 Omnibus Incentive Plan (the “2010 Plan”) which our shareholders approved in May 2010. The material amendments to the 2010 Plan set forth in the Amended and Restated 2010 Plan are as follows:

•	The addition of 7,000,000 shares available for awards;

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The addition of a “fungible share pool” pursuant to which awards of options and SARs count against the share issuance limit as one share of stock for every one share of stock subject to the award and pursuant to which awards other than options and SARs count against the share issuance limit as 1.3 shares of stock for every one share of stock subject to the award;

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Allowing shares of stock tendered or withheld for payment or tax withholding obligations for awards other than an option or SAR to again be available for issuance under the Amended and Restated 2010 Plan as 1.3 shares of stock for every one share of stock tendered or withheld.

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To provide that dividends paid on restricted stock or stock units that vest or are earned based upon the achievement of performance goals will not vest unless the applicable performance goals are achieved.

•	To provide that dividend equivalent rights may not be granted in connection with an award of options or SARs.

The number of shares reserved for issuance under the Amended and Restated 2010 Plan is equal to 7,830,635 shares of common stock, no par value per share, which amount is equal to the sum of 7,000,000 plus the number of shares available for grant under the 2010 Plan as of December 29, 2012. In addition, any shares under the 2008 Incentive Plan (the “2008 Plan”) that subsequently become available as a result of outstanding stock options and restricted stock awards that are forfeited, expired or cancelled shall also be available for issuance under the Amended and Restated 2010 Plan in the amounts set forth in the fungible share pool. In effect, the shares that will become available under our 2008 Plan as a result of forfeited, expired or cancelled awards will continue to be rolled over into the 2010 Plan. No additional awards have been granted under the 2008 Plan since the 2010 Plan was approved by our stockholders in May 2010.

The Amended and Restated 2010 Plan also has several provisions designed to protect stockholder interests and promote effective corporate governance, including a prohibition on grants of discounted options, a prohibition on the repricing of stock option or stock appreciation rights awards without stockholder approval, prohibitions on paying dividends on unearned performance awards, and a requirement prohibiting any material amendments without stockholder approval.

Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the Amended and Restated 2010 Plan.

The Board of Directors recommends that stockholders vote “FOR” the approval of the Amended and Restated 2010 Omnibus Incentive Plan.

In considering its recommendation, the Board noted the amount of shares requested in 2010 when stockholders approved the 2010 plan, the number of shares currently available under the 2010 Plan, the number of shares historically granted annually and information relating to share overhang and potential dilution.

As of December 29, 2012, there were 830,635 shares remaining available for issuance under the 2010 Plan. If the Amended and Restated 2010 Plan is approved by stockholders, the number of shares available for issuance would increase by 7,000,000 shares to a total of 7,830,635 shares. As of December 29, 2012, the requested increase represents approximately 12.43% of outstanding shares of the Company, and the total available under the Amended and Restated Plan would be approximately 13.9% of outstanding shares.

In considering its recommendation, the Board also considered the number of outstanding options, unvested performance shares and unvested shares of restricted stock and restricted stock units (commonly referred to as “overhang”). As of December 29, 2012, we had 3,367,819 options, unvested performance shares and unvested shares of restricted stock and restricted stock units outstanding representing approximately 5.98% of our outstanding shares.

While the company does not have a specific plan for the use of the current or proposed shares available for grants, the Human Resources Committee in its discretion, and consistent with the company's overall compensation program, from time to time makes awards to executives, employees, consultants, and directors and considered the past grants of stock awards in recommending this increase to the Board. The amount and timing for future grants is not currently known. The average rate at which shares were granted over the past three years as a percentage of average shares outstanding in those same years was 2.17%. On that basis, the total number of shares available for grant following the proposed increase would meet the company's needs for approximately six years.

Principles of the Plan

The Amended and Restated 2010 Plan is intended to provide eligible persons with an incentive to contribute to the success of our company and to operate and manage the company's business in a manner that will provide for the company's long-term growth and profitability to benefit its stockholder and other important stakeholders, including its employees and customers. In addition, the Amended and Restated 2010 Plan is intended to provide a means of obtaining, rewarding and retaining key personnel. To this end, the Amended and Restated 2010 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units (including deferred stock units), unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Amended and Restated 2010 Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors and any consultants or advisers providing services to the company or an affiliate shall in all cases be non-qualified stock options.

As of December 29, 2012, options to purchase an aggregate of 1,797,885 shares of our common stock were outstanding under all of our plans with a weighted average exercise price of $9.31 per share and a weighted average remaining life of 4.6 years, as well as 486,336 performance shares and 1,059,356 shares of restricted stock that had been granted and were outstanding. In addition, as of December 29, 2012, excluding 1,042,358 restricted stock units that can only be settled in cash and cannot be settled in stock, 24,242 restricted stock units had been granted and were outstanding. Of the 3,367,819 options, performance shares, and shares of restricted stock and restricted stock units that were outstanding as of that date, all outstanding options had an exercise price in excess of $1.11, the closing market price of our common stock on December 29, 2012, and only 1,127,318 options, 486,336 performance shares and 1,059,351 shares of restricted stock and restricted stock units would become available for grant again if forfeited, expired or cancelled. As a result, our Board of Directors, upon the recommendation of the Human Resources Committee, determined that it was in the best interest of our company to approve the Amended and Restated 2010 Plan.

New Plan Benefits

Awards under the Amended and Restated 2010 Plan are granted at the discretion of our Human Resources Committee (the “Committee”). Accordingly, in general, future awards under the Amended and Restated 2010 Plan are not determinable at this time.

Description of the Amended and Restated 2010 Plan

A description of the provisions of the Amended and Restated 2010 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the Amended and Restated 2010 Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Administration of our Amended and Restated 2010 Plan. Our Amended and Restated 2010 Plan is administered by our Human Resources Committee, and our Human Resources Committee determines all terms of awards under our Amended and Restated 2010 Plan. Each member of our Human Resources Committee that administers our Amended and Restated 2010 Plan is both a "non-employee director" within the meaning of Rule 16b-3 of the Exchange Act, and an "outside director" within the meaning of Section 162(m) of the Code and, for so long as our common stock is listed on the New York Stock Exchange, an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual. Our Human Resources Committee also determines who will receive awards under our Amended and Restated 2010 Plan, the type of award and its terms and conditions and the number of shares of common stock subject to the award, if the award is equity-based. Our Human Resources Committee also interprets the provisions of our Amended and Restated 2010 Plan. During any period of time in which we do not have a compensation committee, our equity incentive plan will be administered by our board of directors or another committee appointed by our board of directors. References below to our Human Resources Committee include a reference to our board of directors or another committee appointed by our board of directors for those periods in which our board of directors or such other committee appointed by our board of directors is acting.

Eligibility. All of our employees and the employees of our subsidiaries and affiliates are eligible to receive awards under our Amended and Restated 2010 Plan. As of March 8, 2013, we employed approximately 5,534 individuals who may become eligible to receive an award under our Amended and Restated 2010 Plan. In addition, our non-employee directors and consultants and advisors who perform services for us and our subsidiaries and affiliates may receive awards under our Amended and Restated 2010 Plan. As of March 8, 2013, there are six non-employee directors who may become eligible to receive an award under our Amended and Restated 2010 Plan.

Stock Authorization. The number of shares of common stock that may be issued under our Amended and Restated 2010 Plan is 7,830,635, which amount is equal to the sum of 7,000,000 plus the number of shares available for grant under the 2010 Plan as of December 29, 2012. In addition, any shares under the 2008 Plan that subsequently become available as a result of outstanding stock options and restricted stock awards that are forfeited, expired or cancelled shall also be available for issuance under the Amended and Restated 2010 Plan in the amounts set forth in the fungible share pool. In connection with stock splits, distributions, recapitalizations and certain other events, our board of directors will make proportionate adjustments that it deems appropriate in the aggregate number of shares of common stock that may be issued under our Amended and Restated 2010 Plan and the terms of outstanding awards. If any awards terminate, expire or are canceled, forfeited, exchanged or surrendered without having been exercised or paid or if any awards are forfeited or expire or otherwise terminate without the delivery of any shares of common stock, the shares of common stock subject to such awards will again be available for purposes of our equity incentive plan in the amounts set forth by the fungible share pool (see discussion of fungible share pool below). However, the number of shares of common stock available for issuance under our Amended and Restated 2010 Plan will not be increased by the number of shares of common stock (i) tendered or withheld or subject to an award surrendered in connection with the purchase of shares of common stock upon exercise of an option, (ii) deducted or delivered from payment of an award of an option or SAR in connection with our tax withholding obligations, or (iii) purchased by us with the proceeds from option exercises. The number of shares of common stock available for issuance under our Amended and Restated 2010 Plan will be increased, in the amounts set forth by the fungible share pool, by the number of shares of common stock (i) tendered or withheld or subject to an award other than an option or SAR surrendered in connection with the purchase of shares of stock or deducted or (ii) delivered from the payment of an award other than an option or SAR in connection with the company's tax withholding obligations.

The maximum number of shares of common stock subject to options or stock appreciation rights that can be issued under our Amended and Restated 2010 Plan to any person is 2,000,000 shares in any single calendar year. The maximum number of common shares that can be issued under our Amended and Restated 2010 Plan to any person pursuant to an award that is intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code and that is other than pursuant to an option or stock appreciation right is 1,000,000 common shares in any single calendar year. The maximum amount that may be paid as a cash-settled performance-based award for a performance period of twelve (12) months or less to any person eligible for an award is four million dollars ($4,000,000) and the maximum amount that may be paid as a cash-settled performance-based award for a performance period of greater than twelve (12) months to any person eligible for an award is seven million dollars ($7,000,000).

Share Usage and Fungible Share Pool. For all awards made after December 29, 2012, shares of common stock that are subject to awards of options or SARs will be counted against our Amended and Restated 2010 Plan share limit as one share of stock for every one share of stock subject to the award and shares of common stock that are subject to awards other than options or SARs will be counted against our Amended and Restated 2010 Plan share limit as 1.3 shares for every one share of stock subject to the award. The number of shares of stock subject to any stock appreciation rights awarded under our Amended and Restated 2010 Plan will be counted against the aggregate number of shares of stock available for issuance under our Amended and Restated 2010 Plan regardless of the number of shares of stock actually issued to settle the stock appreciation right upon exercise. An award that, by its terms, cannot be settled in shares of stock will not count against the share limits of the plan.

No Repricing. Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or stock appreciation right, including by replacement with or substitution of another award type, that would reduce the exercise price of the stock option or stock appreciation right or would replace any stock option or stock appreciation right with an exercise price above the current market price with cash or another security, in each case without the approval of our stockholders (although appropriate adjustments may be made to outstanding stock options and stock appreciation rights to achieve compliance with applicable law, including the Code).

Options. Our Amended and Restated 2010 Plan authorizes our Human Resources Committee to grant incentive stock options (under Section 422 of the Code) and options that do not qualify as incentive stock options. Incentive share options, however, are only available to our employees. The exercise price of each option will be determined by our Human Resources Committee, provided that the price cannot be less than 100% of the fair market value of a share of common stock on the date on which the option is granted. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of a share of our common stock on the date of grant.

The term of an option cannot exceed 10 years from the date of grant. If we were to grant incentive stock options to any 10% stockholder, the term cannot exceed five years from the date of grant. Our Human Resources Committee determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by our Human Resources Committee.

The exercise price for any option or the purchase price for shares of restricted stock is generally payable (1) in cash or cash equivalents, (2) to the extent the award agreement provides, by the surrender of shares of common stock (or attestation of ownership of such shares) with an aggregate fair market value on the date on which the option is exercised, of the exercise or purchase price, (3) with respect to an option only, to the extent the award agreement provides, by payment through a broker in accordance with procedures established by us or (4), to the extent the award agreement provides and/or unless otherwise specified in an award agreement, any other form permissible by applicable laws, including net exercise and service to us.

Stock Awards. Our Amended and Restated 2010 Plan also provides for the grant of stock awards (which includes restricted stock and stock units). An award of shares of common stock may be subject to restrictions on transferability and other restrictions as our Human Resources Committee determines in its sole discretion on the date of grant. The restrictions, if any, may lapse over a specified period of time or through the satisfaction of conditions, in installments or otherwise, as our Human Resources Committee may determine. Unless otherwise provided in an award agreement, a participant who receives restricted stock will have all of the rights of a stockholder as to those shares, including, without limitation, the right to vote and the right to receive dividends or distributions on the shares of stock, except that our Human Resources Committee may require any dividends to be reinvested in shares of stock. Dividends paid on restricted stock which vests based on the achievement of performance goals will not vest unless the applicable performance goals are achieved. A participant who receives stock units will have no such rights though the Human Resources Committee may provide that a holder of stock units will be entitled to receive dividends paid on an equivalent number of shares of stock. The Human Resources Committee may provide that any such dividends will be deemed reinvested in shares of stock. During the period, if any, when stock awards are non-transferable or forfeitable, a participant is prohibited from selling, transferring, assigning, pledging, exchanging, hypothecating or otherwise encumbering or disposing of his or her shares of award stock.

Stock Appreciation Rights. Our Amended and Restated 2010 Plan authorizes our Human Resources Committee to grant stock appreciation rights that provide the recipient with the right to receive, upon exercise of the stock appreciation right, cash, shares of common stock or a combination of the two. The amount that the recipient will receive upon exercise of the stock appreciation right generally will equal the excess of the fair market value of shares of our common stock on the date of exercise over the fair market value of shares of our common stock on the date of grant. Stock appreciation rights will become exercisable in accordance with terms determined by our Human Resources Committee. Stock appreciation rights may be granted in tandem with an option grant or independently from an option grant. The term of a stock appreciation right cannot exceed 10 years from the date of grant.

Performance Based-Awards. Our Amended and Restated 2010 Plan also authorizes our Human Resources Committee to grant performance-based awards. Performance-based awards are awards of options, stock appreciation rights, restricted stock, stock units, other equity-based awards or cash that are made subject to the achievement of performance goals over a performance period specified by our compensation committee. Our Human Resources Committee will determine the applicable performance period, the performance goals and such other conditions that apply to the performance-based award. Performance goals may relate to our financial, the participant's performance or such other criteria determined by our Human Resources Committee.

Dividend Equivalents. Our Human Resources Committee may grant dividend equivalents in connection with the grant of any equity-based award. Dividend equivalents may be paid currently or accrued as contingent cash obligations and may be payable in cash, shares of common stock or a combination of the two. Our Human Resources Committee will determine the terms of any dividend equivalents. No dividend equivalent rights can be granted in tandem with an option or stock appreciation right, and no dividend equivalent rights granted as a component of a performance award will vest unless the underlying performance goals are achieved.

Other Equity-Based Awards. Our Human Resources Committee may grant other types of stock-based awards under our Amended and Restated 2010 Plan. Other equity-based awards are payable in cash, shares of common stock or other equity, or a combination thereof, and may be restricted or unrestricted, as determined by our Human Resources Committee. The terms and conditions that apply to other equity-based awards are determined by our Human Resources Committee.

Recoupment. Award agreements for awards granted pursuant to our Amended and Restated 2010 Plan may be subject to mandatory repayment by the recipient to us of any gain realized by the recipient to the extent the recipient is in violation of or in conflict with certain agreements with us (including but not limited to an employment or non-competition agreement) or upon termination for "cause" as defined in our Amended and Restated 2010 Plan, applicable award agreement, or any other agreement between us and the grantee. Awards are also subject to mandatory repayment to the extent the grantee is or becomes subject to any clawback or recoupment right we may have or to the extent any law, rule or regulation imposes mandatory recoupment.

Change in Control. Unless otherwise provided in an applicable award agreement, if we experience a change in control in which outstanding awards that are not exercised prior to the change in control will not be assumed or continued by the surviving entity: (1) except for performance-based awards, all shares of restricted stock and restricted stock units will vest and the underlying shares of common stock and all dividend equivalent rights will be delivered immediately before the change in control; and (2) at the discretion of our Human Resources Committee, either or both of the following actions will be taken: (A) all options and stock appreciation rights will become exercisable 15 days before the change in control and terminate upon the completion of the change in control, or (B) all options, stock appreciation rights, restricted stock and stock units will be cashed out before the change in control. In the case of performance-based awards denominated in shares of common stock, the awards will be treated as though target performance has been achieved and will be paid in cash or converted into unrestricted stock. In summary, a change in control under our Amended and Restated 2010 Plan occurs if:

•	a person, entity or affiliated group (with certain exceptions) acquires, in a transaction or series of transactions, more than 50% of the total combined voting power of our outstanding securities;

•
individuals who constitute our board of directors cease for any reason to constitute a majority of our board of directors, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose;

•
our company consolidates or merges with or into any other entity, or any other entity consolidates or merges with us, other than any such transaction in which the holders of securities that represented 100% of the total combined voting power of our outstanding securities prior to the transaction own directly or indirectly at least a majority of the voting power of the surviving entity in the transaction;

•	we sell or dispose of all or substantially all of our assets or

•	our stockholders adopt a plan or proposal for the liquidation, winding up or dissolution of the company.

Adjustments for Stock Splits and Similar Events. The Human Resources Committee will make appropriate adjustments in outstanding awards and the number of shares of common stock available for issuance under our Amended and Restated 2010 Plan, including the individual limitations on awards, to reflect stock splits and other similar events.

Section 162(m) of the Code. Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1 million for compensation paid to each of their chief executive officer and their three highest compensated executive officers (other than the chief financial officer) determined at the end of each year, referred to as covered employees. However, performance-based compensation is excluded from this limitation. Our Amended and Restated 2010 Plan is designed to permit our Human Resources Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), but it is not required under our Amended and Restated 2010 Plan that awards qualify for this exception.

To qualify as performance-based: (i)  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals; (ii)  the performance goal under which compensation is paid must be established by a committee of the board, such as the Human Resources Committee, comprised solely of two or more directors who qualify as outside directors for purposes of the exception; (iii)  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders before payment is made in a separate vote; and (iv)  the relevant committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

Under our Amended and Restated 2010 Plan, one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries (except with respect to the total shareholder return and earnings per share criteria), will be used by the Human Resources Committee in establishing performance goals: (a) net earnings or net income; (b) operating earnings; (c) pretax earnings; (d) earnings per share; (e) share price, including growth measures and total stockholder return; (f) earnings before interest and taxes; (g) earnings before interest, taxes, depreciation and/or amortization; (h) earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following: stock-based compensation expense; income from discontinued operations; gain on cancellation of debt; debt extinguishment and related costs; restructuring, separation and/or integration charges and costs; reorganization and/or recapitalization charges and costs; impairment charges; gain or loss related to investments; sales and use tax settlement; and gain on non-monetary transactions; (i) sales or revenue growth, whether in general, by type of product or service, or by type of customer; (j)gross or operating margins; (k) return measures, including return on assets, capital, investment, equity, sales or revenue; (l) cash flow, including: operating cash flow; free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures; levered free cash flow, defined as free cash flow less interest expense; cash flow return on equity; and cash flow return on investment; (m) productivity ratios; (n) expense targets; (o) market share; (p) financial ratios as provided in credit agreements of the Company and its subsidiaries; (q)    working capital targets; (r) completion of acquisitions of businesses or companies; (s) completion of divestitures and asset sales; (t) customer satisfaction; or (u) any combination of the foregoing business criteria.

Amendment or Termination. Our Human Resources Committee may amend, suspend or terminate our Amended and Restated 2010 Plan at any time; provided that no amendment, suspension or termination may adversely impair the benefits of participants with outstanding awards without the participants' consent or violate our plan's prohibition on repricing. Our stockholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our stockholders also must approve any amendment that changes the no-repricing provisions of our Amended and Restated 2010 Plan. Our Amended and Restated 2010 Plan has a term that expires on May 2, 2023, but it may be earlier terminated by our Human Resources Committee at any time.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of our common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). We will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be our employee or an employee of our subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to our compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or the company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member's tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee's estate for estate tax purposes.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the common stock is subject to restrictions will be subject to withholding taxes. If we comply with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

INTRODUCTION TO PROPOSALS 4 AND 5
RELATING TO A REVERSE SPLIT OF OUR OUTSTANDING COMMON STOCK

General

Our Board of Directors is seeking approval of two amendments to our Restated Certificate of Incorporation to effect two different proposed reverse splits of our issued and outstanding common stock at the ratios of 1-for-5 and 1-for-7 at any time before our next Annual Meeting of Stockholders. Each of the proposed reverse stock splits would combine a whole number of outstanding shares of our common stock into one share of common stock (thus reducing the number of outstanding shares without any corresponding change in our par value or market capitalization) and would reduce the number of shares of our authorized common stock by the same proportion. As a result, the number of shares of our common stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged. If the amendments are approved by our stockholders, our Board of Directors will subsequently have the authority, in its sole discretion, to determine whether or not to proceed with a reverse stock split. If the Board determines, based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our common stock at that time, that a reverse stock split is in our best interests and in the best interests of our stockholders, it may effect, at such time as it deems appropriate, one of the reverse stock splits approved by our stockholders without further approval or authorization of our stockholders. The text of the proposed amendments is provided in Appendix C and D respectively. The text of the proposed amendments is subject to modifications to include such changes as may be required by the office of the Secretary of State of Delaware or as our Board of Directors deems necessary and advisable to effect the reverse stock split.

Upon the filing of one of the amendments to our Restated Certificate of Incorporation with the Delaware Secretary of State, the other amendment approved by our stockholders would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right, even after stockholder approval, to forego or postpone the filing of any of the amendments if it determines such action is not in our best interests or the best interest of our stockholders. If neither of the reverse stock splits adopted by the stockholders are subsequently implemented by the Board of Directors and effected by our next Annual Meeting of Stockholders, both amendments will be deemed abandoned, without any further effect. In such case, the Board of Directors will again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time. If either of the amendments is adopted and filed with the Delaware Secretary of State, there will be no change in the number of authorized shares of our common stock.

Reasons for Board Recommendation

Our Board of Directors primary objective in proposing the reverse stock split is to raise the per share trading price of our common stock. The Board believes that the reverse stock split will result in a higher per share trading price with the following benefits:

Continued NYSE Listing. Under the continued listing requirements of the NYSE, the NYSE requires the average closing price of a listed company's common stock to be at least $1.00 per share over a consecutive 30 trading-day period in order to maintain its listing on the NYSE. On March 8, 2013, the closing trading price of our common stock was $0.91.

Stock Price Volatility. We have been advised by certain institutional investors, as well as by our financial advisors, that a higher stock price may increase the acceptability of our common stock to a number of long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices.

Stock Price Requirements. We understand that many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin.

Transaction Costs. Investors also may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

On December 18, 2012, we were notified by the NYSE that the average price of our common stock had traded below a consecutive 30-trading-day average of $1.00 per share. As a result, under the NYSE rules, we were required to bring our average closing price above $1.00 within the longer of six months from receipt of the NYSE's notification or our next annual meeting of stockholders if a stockholders' action was proposed. We were subsequently notified by the NYSE that we regained compliance with this requirement on February 5, 2013. However, there is no guarantee that we will not receive another notice from the NYSE and that we will be able to regain compliance if we receive such notice. If we are unable to regain compliance, we may be delisted.

If the trading price for our common stock should fall below $1.00 per share resulting in a possible delisting of our common stock from the NYSE, or if our Board of Directors otherwise determines that a reverse stock split is in our best interests or in the best interests of our stockholders, we would like the authority to proceed with a reverse stock split without further authorization of our stockholders. Obtaining stockholder approval of a reverse stock split at the Annual Meeting of Stockholders will enable us to avoid the additional time and expense of holding a special meeting of stockholders should our Board of Directors determine that it is in our best interest to implement a reverse stock split. As a result, our Board of Directors will be able to determine the most appropriate time, if ever, to effectuate a reverse stock split. In addition, we believe that, because it is not possible to predict market conditions at the time the reverse stock split is to be effectuated, it is in the best interests of our stockholders if the Board of Directors will be able to determine which one of the reverse stock splits approved by our stockholders should be effected, based on factors such as prevailing market and other relevant conditions and circumstances and the trading prices of our common stock at that time. Finally, notwithstanding approval of the reverse stock split proposal by our stockholders, our Board of Directors may elect to delay or even abandon entirely a reverse stock split if it determines such action is not in the best interests of our company or our stockholders.

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. As noted above, the principal purpose of the reverse stock split would be to help maintain the closing price of our common stock above the $1.00 threshold required by the NYSE's continued listing requirements. We cannot assure you that the reverse stock split will accomplish this objective. While we expect that the reduction in our outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the reverse stock split will increase the market price of our common stock by a multiple equal to the number of pre-split shares in the reverse split ratio determined by the Board of Directors, which will be either five or seven, or result in any permanent increase in the market price, which can be dependent upon many factors, including our business and financial performance and prospects. Should the market price decline after the reverse stock split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the reverse stock split. In some cases the stock price of companies that have effected reverse stock splits has subsequently declined back to pre-reverse split levels. Accordingly, we cannot assure you that the market price of our common stock immediately after the effective date of the proposed reverse stock split will be maintained for any period of time or that the ratio of post- and pre-split shares will remain the same after the reverse stock split is effected, or that the reverse stock split will not have an adverse effect on our stock price due to the reduced number of shares outstanding after the reverse stock split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share price does not increase proportionately as a result of the reverse stock split, then our overall market capitalization will be reduced.

Increased Transaction Costs. The number of shares held by each individual stockholder will be reduced if the reverse stock split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Liquidity. Although the Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the reverse stock split and the anticipated increase in the price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the reverse stock split. In addition, while the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

Effect on Fractional Shares

If any reverse split ratio is selected, implementation of a reverse stock split would result in some stockholders owning a fractional share of common stock. For example, if a 1-for-7 reverse stock split were to be implemented, the shares owned by a stockholder with 100 shares would be converted into 14.3 shares. To avoid such a result, stockholders who would otherwise be entitled to receive a fractional share of our common stock as a consequence of the reverse stock split would receive, instead, at the discretion of our Board of Directors, either (i) a cash payment from us in U.S. dollars equal to the value of that fractional share, determined on the basis of the closing sales price of our common stock on the NYSE on the trading day immediately preceding the effective date of the reverse stock split (as adjusted for that reverse stock split) or (ii) a cash payment from the transfer agent in an amount equal to such stockholder's pro rata share of the total proceeds from the sale, by the transfer agent on behalf of those holders who would otherwise be entitled to receive a fractional share, of an aggregate of all fractional shares in the open market at the then prevailing prices. No transaction costs will be assessed in connection with the sale of the aggregated shares. You will not be entitled to receive interest for the period between the effective time of the reverse stock split and the date you receive your payment for cashed-out shares. If any stockholder owns, in total, fewer than the number of our shares to be converted into one share as a result of the reverse stock split, that stockholder's shares would be converted into a fractional share of stock and that stockholder would receive only cash in place of the fractional share.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

Effect of Reverse Stock Split on Options, Restricted Stock and Restricted Stock Units

The number of shares of common stock subject to outstanding options, restricted stock and restricted stock units issued by the company, and the number of shares reserved for future issuance under the company's equity incentive plans will be reduced by the same ratio as the reduction in the outstanding shares. As of March 8, 2013, there were stock options outstanding to purchase an aggregate of 2,176,477 shares of common stock, and 854,280 shares of restricted stock and restricted stock units, which will be settled for stock. In addition, there were 1,042,358 restricted stock units outstanding as of March 8, 2013 representing the right to receive cash equal to $9.39 per share. Assuming, for example, a 1-for-7 reverse stock split, the number of shares covered by each of them will be reduced to one-seventh the number currently covered, and the exercise price will be increased by seven times the current exercise price.

Implementation and Effect of the Reverse Stock Split

If approved by our stockholders at the Annual Meeting, and if our Board of Directors determines that effecting a reverse stock split is in our best interests and the best interests of our stockholders, our Board will, in its sole discretion, select one of the reverse stock splits, based on market and other relevant conditions and circumstances and the trading prices of our common stock at that time, and determine the method of dealing with fractional shares. Following such determinations, the Board will effect the reverse stock split by directing management to file the selected Certificate of Amendment with the Secretary of State of Delaware at such time as the Board has determined is the appropriate effective time for the reverse stock split. The reverse stock split will become effective at the time specified in the Certificate of Amendment after the filing of the amendment with the Secretary of State of Delaware, which we refer to as the effective time. At the effective time, the other amendment approved by our stockholders will be deemed abandoned.

We estimate that, following the reverse stock split, we would have approximately the same number of stockholders and, except for the effect of cash payments for fractional shares as described above, the completion of the reverse stock split would not affect any stockholder's proportionate equity interest in our company. By way of example, a stockholder who owns a number of shares that prior to the reverse stock split represented one-half of a percent of the outstanding shares of the company would continue to own one-half of a percent of our outstanding shares after the reverse stock split. The reverse stock split will also reduce proportionately the number of shares of common stock that our Board of Directors is authorized to issue under our Restated Certificate of Incorporation.

Exchange of Stock Certificates and Payment for Fractional Shares

Exchange of Stock Certificates. Promptly after the effective time, you will be notified that the reverse stock split has been effected. Our stock transfer agent, American Stock Transfer and Trust Company, whom we refer to as the exchange agent, will implement the exchange of stock certificates representing outstanding shares of common stock. You will be asked to surrender to the exchange agent certificates representing your pre-split shares in exchange for certificates representing your post-split shares in accordance with the procedures to be set forth in a letter of transmittal which we will send to you. You will not receive a new stock certificate representing your post-split shares until you surrender your outstanding certificate(s) representing your pre-split shares, together with the properly completed and executed letter of transmittal to the exchange agent. We will not issue scrip or fractional shares, or certificates for fractional shares, in connection with the reverse stock split. Should you be entitled to receive fractional shares because you hold a number of shares not evenly divisible by the relevant reverse split number selected by our board of directors (which will be either five or seven), you will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment, without interest, in lieu of such fractional shares. The ownership of a fractional share will not give you any voting, dividend or other rights, except the right to receive payment for the fractional share as described above. PLEASE DO NOT DESTROY ANY STOCK CERTIFICATE OR SUBMIT ANY OF YOUR CERTIFICATES UNTIL YOU ARE REQUESTED TO DO SO.

Effect of Failure to Exchange Stock Certificates. Upon the filing of either of the amendments to our Restated Certificate of Incorporation with the Secretary of State of Delaware, each certificate representing shares of our common stock outstanding prior to the that time will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our common stock, and the right to receive, from us or the transfer agent, the amount of cash for any fractional shares, into which the shares of our common stock evidenced by such certificate have been converted by the reverse stock split. However, a holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the effective date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”). Upon the effectiveness of the reverse stock split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered "Book-Entry" Holders of Common Stock (i.e., stockholders that are registered on the transfer agent's books and records but do not hold certificates). Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the company's transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or a cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of common stock held following the reverse stock split. If a stockholder is entitled to a cash payment in lieu of any fractional share interest, a check will be mailed to the stockholder's registered address as soon as practicable after the effective date of the reverse stock split. By signing and cashing the check, stockholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws.

No Appraisals Rights

Under the Delaware General Corporation Law and our Restated Certificate of Incorporation and Bylaws, you are not entitled to appraisal rights with respect to the reverse stock split.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code, applicable Treasury Regulations promulgated under the Code, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of any of the proposed reverse stock splits. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. We urge stockholders to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects.

A stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore. A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, if such distribution is treated as an exchange to a stockholder receiving such a payment, the stockholder should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. If the fractional share was held by the stockholder as a capital asset then the gain or loss will be taxed as capital gain or loss, and will be long-term capital gain or loss if the stockholder's holding period in the fractional share is greater than one year. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash and the holding period of the common stock received after the reverse stock split will include the holding period of the common stock held prior to the reverse stock split exchanged therefore.

We will not recognize any gain or loss as a result of the reverse stock split.

TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR
RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT,
WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
(Proposal 4)

Our Board of Directors is seeking approval of an amendment to our Restated Certificate of Incorporation to effect a 1-for-5 reverse split of our issued and outstanding common stock with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next Annual Meeting of Stockholders. If the proposed 1-for-5 reverse stock split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every five shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-fifth as many shares, with each share having five times its pre-split value. In addition, the number of shares of authorized common stock would be reduced to 40,000,000. A copy of the proposed amendment to our Restated Certificate of Incorporation effecting the 1-for-5 reverse stock split is attached at the back of this Proxy Statement as Appendix C.

For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, restricted stock and restricted stock units, appraisal rights, federal income tax consequences and various other matters, see the caption entitled “Introduction to Proposals 4 and 5 Relating To A Reverse Split of Our Outstanding Common Stock” in ths Proxy Statement.

Vote Required. The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to amend our Restated Certificate of Incorporation to effect the 1-for-5 reverse split of our outstanding common stock.
The Board of Directors recommends a vote “FOR” the proposal to authorize our Board of Directors to amend our Restated Certificate of Incorporation to effect a 1-for-5 reverse split of our outstanding common stock with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

TO AUTHORIZE OUR BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND OUR
RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-7 REVERSE STOCK SPLIT,
WITHOUT FURTHER APPROVAL OF OUR STOCKHOLDERS
(Proposal 5)

Our Board of Directors is seeking approval of an amendment to our Restated Certificate of Incorporation to effect a 1-for-7 reverse split of our issued and outstanding common stock with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in the best interests of our company and our stockholders at any time before our next Annual Meeting of Stockholders. If the proposed 1-for-7 reverse stock split is approved at the Annual Meeting and the Board of Directors elects to effect the proposed reverse stock split, each stockholder would receive one new share of common stock for every seven shares of common stock previously held. Immediately after the reverse stock split, the aggregate value of the stockholder's stock would be unchanged, but he or she would hold one-seventh as many shares, with each share having seven times its pre-split value. In addition, the number of shares of authorized common stock would be reduced to 28,571,429. A copy of the proposed amendment to our Restated Certificate of Incorporation effecting the 1-for-7 reverse stock split is attached at the back of this Proxy Statement as Appendix D.

For a discussion of the reasons for the board's recommendation to approve the amendment, the potential disadvantages of the reverse stock split, cash to be paid in lieu of fractional shares, the effect of the reverse stock split on our outstanding options, restricted stock and restricted stock units, appraisal rights, federal income tax consequences and various other matters, see the caption entitled “Introduction to Proposals 4 and 5 Relating To A Reverse Split of Our Outstanding Common Stock” in ths Proxy Statement.

Vote Required. The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to amend our Restated Certificate of Incorporation to effect the 1-for-7 reverse split of our outstanding common stock.

The Board of Directors recommends a vote “FOR” the proposal to authorize our Board of Directors to amend our Restated Certificate of Incorporation to effect a 1-for-7 reverse split of our outstanding common stock with a proportionate reduction in our authorized common stock, without further approval of our stockholders, upon a determination by our Board that such a reverse stock split is in our best interests and in the best interests of our stockholders.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our financial statements and our internal controls over financial reporting. The Audit Committee, in its oversight role, has reviewed and discussed our audited financials for the year ended December 29, 2012, with our management. The Audit Committee has discussed with our internal auditors and KPMG LLP, our independent registered public accounting firm during fiscal year 2012, separately and together, the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Section 380, as currently in effect. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP's communications with the Audit Committee concerning independence and has discussed with KPMG LLP its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

Submitted by the Audit Committee,

Ira D. Kaplan (Chairman)
Kent J. Hussey
Ann S. Lieff
George E. Ross, Ph.D.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 6)

The Audit Committee of the Board of Directors has appointed the firm of KPMG LLP to serve as our independent registered public accounting firm for the 2013 fiscal year, subject to ratification of this appointment by our stockholders. KPMG LLP audited our financial statements and the effectiveness of our internal control over financial reporting as of, and for the years ended, December 29, 2012 and December 31, 2011. KPMG LLP has advised us that neither it nor any of its members has any direct or material indirect financial interest in our company.

For the fiscal years ended December 29, 2012 and December 31, 2011, we paid (or will pay) the following fees to KPMG LLP for services rendered during the year or for the audit in respect of those years:

	Fiscal Year Ended
($ in thousands)	2012	2011
Audit Fees (1)	$1,266	$1,295
Audit-Related Fees	—	—
Total Audit and Audit-Related Fees	1,266	1,295
Tax Fees (2)	19	24
All Other Fees	—	—
Total Fees	$1,285	$1,319

(1)
Audit fees represent fees for professional services rendered in connection with the engagement to audit the annual consolidated financial statements, including the audit of our internal controls over financial reporting, review of our quarterly consolidated financial statements, and to perform statutory audits required for certain subsidiaries.

(2)	Includes fees for tax compliance services.

The Audit Committee pre-approves all audit, audit-related and non-audit services provided by KPMG LLP. The Chairman of the Audit Committee has also been delegated the authority to pre-approve services to KPMG LLP. All of the services in 2012 in the table above were pre-approved by the Audit Committee or the Chairman of the Audit Committee. One or more representatives of KPMG will be present at the Annual Meeting of Stockholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of KPMG LLP for 2013.

EXECUTIVE COMPENSATION
Compensation Discussion & Analysis

This Compensation Discussion and Analysis provides an explanation of our company's executive compensation program as it relates to the named executive officers who were employed by our company on December 29, 2012, and whose compensation information is presented in the tables following this discussion.

Executive Summary

The ultimate objective of our executive compensation program is to retain, attract and motivate leaders who create long-term value for our stockholders. We approach this objective through three key components: base salary, short-term (annual) cash incentive and a long-term cash or equity incentive.

Best Practices

Our Human Resources Committee regularly reviews best practices in governance and executive compensation and in recent years has adopted the following best practices:

•	A recoupment policy applicable to all executives that allows the Human Resources Committee to require repayment of cash and equity incentive awards under certain circumstances.

•	Double-trigger change in control agreements.

•	Prohibition on trading in derivative securities, short sales and hedging and pledging transactions.

•	Elimination of all tax gross-ups on change in control benefits.

•	Retention of an independent compensation consultant who does not perform any other service for the company.

•
Stock ownership guidelines which require the Chief Executive Officer to own shares of our common stock equal to three times his base salary and all other executives to own shares equal to either two or one times the executive's base salary depending on their role.

•	Stock holding requirements which require executives to hold 50% of the shares of common stock received through equity compensation grants until their stock ownership requirements are met.

Pay for Performance Philosophy vs. Retention

As stated above, the ultimate objective of our executive compensation program is to retain, attract and motivate leaders who create long-term value for our stockholders. Underlying this objective is our goal to pay for performance such that an executive's total compensation reflects our company's performance. This pay for performance philosophy must be balanced however, with the need to retain qualified executives through the company's turnaround. Our company has been faced with several challenges over the last few years, including the external challenges of the economic downturn and housing crisis, as well as certain internal challenges, which have all had an impact on our financial results, and ultimately, our executive officers' total realized compensation.

For three years, from 2009 through 2011, executive base salaries were frozen, the company's short-term (annual) incentive plan had not paid out and the company's performance-based long-term incentive compensation had not paid out due to the failure to achieve financial performance goals established by the Committee. As a result of the non-payment of these incentive plans, the only amounts actually realized by executives in the past three years besides their base salaries were the payout of the 2008 restricted stock units in 2010, which as disclosed in prior years was a one-time award granted in 2008 outside the normal award cycle, and vesting of service-based equity awards. To address the Committee's retention concerns associated with the continued non-payment of incentives and to balance these retention concerns with its pay for performance philosophy, the Committee took several steps to set goals that they believed were achievable, but still ensured a payout only if performance measures reflecting improvements in our financial performance were met. These steps included:

•
Designing the company's 2012 Short-Term Incentive Plan with an individual performance objective to give the Committee the flexibility to recognize an executive's performance may not always be linked directly to the achievement of the company's financial performance goals. In addition, the Committee included a threshold level of net earnings in the short-term incentive plan to allow for a minimum payout of 25% of the incentive if threshold net earnings was achieved rather than requiring target net earnings be achieved prior to any payout of an award. The lower threshold level of net earnings was included in order to increase the probability that at least some incentive would be paid to employees upon the achievement of financial performance objectives close to target.

•
Adoption of the Drive For Results Incentive Plan in June of 2012, following the departure of several key employees, to encourage key employees (including all executive officers, other than the Chief Executive Officer) to remain employed with our company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility.

•
Designing the company's 2012 Long-Term Incentive Plan to allow for the cash portion of the award to payout based upon the achievement of three separate, annual return on invested capital targets established by the Committee at the beginning of each year rather than requiring the full three-year return on invested capital targets being achieved prior to any payout of any award, with half of the payout being paid in the year earned and the remainder being paid at the end of the full three-year performance period. The purpose of this design change was to alleviate retention concerns associated with the lack of incentive payouts under the company's long-term incentive plans while balancing these concerns with the need to encourage executives to focus on the company's long-term business objectives.

Due to these actions in 2012, threshold performance measures were achieved for the first time in several years under the company's incentive plans and executives received the incentive compensation payments described below. These incentive payments to executives represent 15.6% of the total funding for the incentive pools under the company's Short-Term and Drive For Results Incentive Plans, with the remainder of the funding being paid out to our other employees. In addition, select executives, who had not received salary increases for several years, were given three percent base salary increases. Even with these payouts and the increases however, each executive officers total realized compensation in 2012 was below the target median of our peer group.

Total Realized Compensation

When making compensation decisions each year, the Committee reviews each executive's total realized compensation as well as each executive's total target compensation since total realized compensation is a core component to retaining executives as this reflects the actual amounts received by executives. The following table presents the compensation actually realized (paid) to each of our executive officers in 2010, 2011 and 2012. Values for non-equity compensation in this table are the same as in the Summary Compensation Table on page 44. For this table however, equity compensation is valued using the actual number of shares of stock delivered to an executive on vesting multiplied by the stock price on the vesting date and stock options are only valued if the options are in the money as of December 29, 2012.

Compensation Actually Paid to Executives

Name and Principal Position	Year	Salary	Bonus	Stock Awards Valued on Vesting Date	Value of in the Money Stock Options at 12/29/12	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Ralph P. Scozzafava	2012	$750,000	—	—	—	$541,968	—	$97,573	$1,389,541
Chairman & Chief	2011	750,000	—	—	—	—	—	77,638	827,638
Executive Officer	2010	750,000	—	43,424	—	4,000,015	1,619	83,444	4,878,502

Vance C. Johnston	2012	305,769	—	5,318	—	109,945	—	5,625	426,657
Chief Financial Officer

Daniel R. Bradley	2012	324,431	—	7,186	—	179,935	—	5,465	517,017
President - Designer
Brands

Raymond J. Johnson	2012	415,000	—	9,425	—	165,144	—	5,625	595,194
Senior Vice President -	2011	415,000	—	23,225	—	—	—	11,025	449,250
Global Supply Chain	2010	415,000	—	26,000	—	212,392	—	10,731	664,123

Edward D. Teplitz	2012	395,400	—	793	—	125,137	—	40,439	561,769
President - Thomasville	2011	390,000	—	1,324	—	—	—	53,941	445,265
	2010	390,000	—	3,815	—	499,986	—	52,707	946,508

Excluding the payment of the 2008 restricted stock unit award in 2010, which was a one-time award granted outside the normal award cycle, each executive's actual compensation for each year is well below the target median of our peer group. In addition, the company concluded that the performance targets established in connection with the 2011-2013 long-term incentive compensation plan were unlikely to be achieved and that it is no longer probable that payouts will be made under the plan. Accordingly, the Committee anticipates that each executive's total realized compensation will be below target again in 2013.

In making its compensation decisions for 2012 and 2013, the Committee took into account these factors. Specifically, given each executive's total past and expected future realized compensation, the Committee determined, as described more fully below, that it must provide a balance of performance-based and service-based compensation, as well as certain additional incentives to executives, in order to retain those executives during the company's turnaround.

2012 Compensation Decisions. The Committee made the following compensation decisions in 2012:

•
Base Salaries. The Committee maintained executive base salaries for the majority of the executives and approved three percent salary increases for two executives that had not received raises in over four years.

•
2012 Short-Term Incentive Plan. The Committee established the 2012 Short-Term Incentive Plan with the objective of rewarding executives for the achievement of annual net earnings, annual net sales goals and individual objectives. Under the plan, other than the potential payout for the achievement of individual performance objectives, no other payments would be made unless threshold net earnings was achieved. The Committee included a threshold level of net earnings to the short-term incentive plan to allow for a minimum payout of 25% of the short-term incentive if threshold net earnings was achieved rather than requiring target net earnings be achieved prior to any payout of an award. By including this threshold goal in the plan, the plan is more in line with market practices and gives the Committee the ability to reward employees for achieving goals close to target. For 2012, threshold net earnings and net sales were achieved. Accordingly, based on the achievement of the threshold financial performance goals and the achievement of individual performance objectives, executives received a payout of 33% to 75% of the executive's target short-term incentive in 2012.

•
Drive For Results Incentive Plan. In June, following the departure of several key employees, the Committee approved a new incentive plan to encourage key employees (including all named executive officers, other than the Chief Executive Officer) to remain employed with our company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility. The plan provides each participant the opportunity to receive a cash award ranging from 33% to 100% of the participant's short-term incentive target under the company's Short-Term Incentive Plan for each of the July 1, 2012 to December 29, 2012 performance period and for the company's full 2013 fiscal year performance period. Based upon each executive's achievement of their individual strategic and performance objectives, executives received a payout of 10% to 66% of the executive's target Drive For Results incentive for the July 1, 2012 to December 29, 2012 performance period.

•
2012 Long-Term Incentive Awards. Due to the company's low share price and the lack of shares available to be awarded under any stockholder approved plan, the Committee redesigned the executive 2012 long-term incentive compensation plan and each executive received their target 2012 long-term incentive compensation in the following form:

◦	25% of the value was received in restricted stock which vests equally over three years; and

◦	75% of the value will be paid out to executives in cash if the company achieves certain return on invested capital targets.
In addition, unlike the company's previous long-term incentive plans, the performance cash component of the award is based on three separate, annual return on invested capital targets established by the Committee at the beginning of each year rather than a full three-year performance target. If the annual return on invested capital goal is achieved, 50% of the cash award will be paid at the end of the applicable year and the remaining 50% will be paid at the end of the three-year period. The Committee changed the payout of the cash component to alleviate retention concerns associated with low incentive payouts while balancing these concerns against the need to encourage executives to focus on the company's long-term business objectives. Based upon the achievement of threshold return on invested capital targets in 2012, each executive received 50.7% of the cash portion of their long-term incentive target. 50% of the award was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

By establishing these performance-based incentive plans, 64% of our Chief Executive Officer's total 2012 target compensation was at-risk and 44% to 50% of total target compensation for all other named executive officers in 2012 was at-risk.

2013 Compensation Decisions. In early 2013, the Human Resources Committee completed its annual review of executive compensation. Following this review, the Committee made the following decisions:

•
2013 Short-Term Incentive Plan. The Committee maintained the same terms for the 2013 Short-Term Incentive Plan that they established for the 2012 Short-Term Incentive Plan except in addition to the achievement of annual net earnings, annual net sales goals and individual objectives, the Committee added the achievement of certain cash flow objectives to the plan. In addition, the achievement of certain quarterly inventory objectives was added to each executive's individual objectives in order to reward them for managing the company's inventory to budgeted levels.

•
2013 Long-Term Incentive Awards. The Committee maintained the same terms for the cash portion of the 2013 Long-Term Incentive Plan that they established for the 2012 Long-Term Incentive Plan with the performance cash component of the award based upon three separate, annual return on invested capital targets established by the Committee at the beginning of each year. Due to the lack of shares available to be awarded under any stockholder approved plan, no equity awards will be made to executives until after the stockholders vote on the proposal to approve the company's Amended and Restated 2010 Omnibus Incentive Plan included in this Proxy Statement.

SETTING EXECUTIVE COMPENSATION

Role of Human Resources Committee and Executives Officers

The Human Resources Committee's primary duties and responsibilities are to establish and implement our compensation policies and programs for all employees, including our executive officers. The Human Resources Committee's charter, which can be found on our website at www.furniturebrands.com, lists the specific responsibilities of the Committee.

Under its charter, the Human Resources Committee reviews and specifically approves all compensation decisions for all of our Chief Executive Officer's direct reports, which we refer to as our executive officers. The compensation of our Chief Executive Officer is set by the full Board of Directors, excluding our Chief Executive Officer, based on the Human Resources Committee's review and recommendation. In performing its duties, the Committee relies on Mr. Scozzafava, our Chief Executive Officer, and Ms. Sweetman, our Senior Vice President- Human Resources, to provide information regarding the executive officers, the executive officers' roles and responsibilities, and the general performance of our company, the executive officers and the various business units that they manage. Mr. Scozzafava and Ms. Sweetman take directions from and bring suggestions to the Human Resources Committee. Mr. Scozzafava also makes compensation recommendations for the other named executive officers and those executives reporting directly to him, and the Human Resources Committee solicits the views of Mr. Scozzafava on compensation matters, especially as they relate to the compensation of the other named executive officers and those executives reporting directly to him.

Role of Compensation Consultants

The Human Resources Committee has engaged Frederic W. Cook & Co., Inc. (“F.W. Cook”), an outside independent executive compensation consultant, to advise and counsel the Committee with respect to all aspects of executive compensation, including executive compensation philosophy, peer group design, and cash and equity incentive plan design. F.W. Cook reports directly to the Human Resources Committee and has not, and will not, perform any other service for the company other than matters for which the Human Resources Committee or other Board committee is responsible. The Human Resources Committee has assessed the independence of F.W. Cook pursuant to SEC rules and concluded that no conflict of interest exists that would prevent F.W. Cook from serving as an independent consultant to the committee.

Benchmarking and Peer Groups

The Committee annually reviews market compensation levels for executive officers to ensure that pay opportunities being delivered to our executive officers are competitive with the labor markets in which we compete for talent. The Committee's review includes an evaluation of base salary, target annual incentive opportunities, target long-term incentive opportunities and total annual compensation for each of the executive officer positions relative to similar positions in the market.

With the assistance of F.W. Cook, the Committee identified a peer group of companies in late 2010 for evaluating the compensation for our executive officers. In selecting the peer group, the Committee assessed the company's current revenues, market capitalization, and other qualitative factors such as business mix. Based on this review, the Committee selected the following companies as our peer group of companies:

Aaron's Inc.	La-Z-Boy Inc.
American Woodmark	Pier 1 Imports
Armstrong World Industries	Sealy Corp.
Bassett Furniture Industries	Steelcase Inc.
Ethan Allen Interiors Inc.	Tempur-Pedic International Inc.
Herman Miller Inc.	Williams-Sonoma Inc.
Interface

Methodology

The Committee's independent compensation consultant summarizes and provides the Committee with the market data from our peer group and compensation data compiled from executive compensation surveys. The Committee uses this historical data to compare the compensation of our executive officers to our peer group, generally targeting the 50th percentile for total compensation. While the Committee targets compensation at the 50th percentile, this review is only one factor considered by the Committee in determining each individual named executive officer's actual compensation. The actual target total compensation for each individual executive may be higher or lower than the targeted market position based on individual skills, experience, contribution, performance, or other factors including specific needs of the company that the Committee may take into account that are relevant to a particular individual executive. In addition, actual target total compensation may be higher or lower than market due to changes to our peer group prior to 2010 caused by decreases in the company's revenue size and market capitalization in recent years.

Role of the Stockholders

As required by Section 14A of the Securities Exchange Act of 1934, we submitted to our stockholders a resolution to approve, in an advisory vote, the compensation of our executive officers at our 2012 Annual Meeting of Stockholders. At this meeting, a substantial majority (over 75%) of the votes cast at the meeting on the proposal voted in favor of the proposal. Excluding abstentions, over 94% of the votes voted in favor of the proposal. The Committee believes this affirms our stockholders' support of our executive compensation, and as a result, the Committee did not make any substantive changes to its compensation program in 2013 based on this vote.

INDIVIDUAL COMPONENTS OF OUR EXECUTIVE COMPENSATOIN PROGRAM

Base Salary

The base salary of an executive takes into account the executive's performance, responsibilities and experience. Base salaries are customary and help attract and retain executives. In addition, base salaries are the foundation for executive compensaiton, since the value of other elements such as short-term (annual) incentives and long-term incentives are determined as a percent of base salary. The base salary for an executive officer is benchmarked at the 50th percentile of our peer group. In administering executive salaries, the Human Resources Committee does not consider a base salary within 10% of the target amount as deviating materially from the target salary and regards any salary within that range as being competitive with comparable positions within our peer group.

Short-Term Incentives

Our short-term (annual) incentive program is meant to reward executives for achievement of corporate financial and individual performance goals relating to a specific fiscal year. When establishing the financial performance goals, the Human Resources Committee reviews and discusses with both executives and the full Board of Directors our business plan and its key underlying assumptions and then establishes the financial performance goals for the year. The Human Resources Committee believes that the annual incentive program is an important component of executive compensation because it rewards the named executive officer for achieving the company's annual performance goals. The value of the short-term incentive paid to each executive is based upon percentage incentive targets established by the Human Resources Committee.

All named executive officers are eligible for annual performance-based cash incentives in target amounts ranging from 50% to 100% of their base salaries. As part of the Human Resources Committee's annual review of executive compensation, the Human Resources Committee also reviews the percentage incentive target for each executive. The short-term incentive is targeted at the 50th percentile range of our peer group, and the Committee may adjust an executive's percentage target in order to bring an executive's annual incentive within this range.

Following its annual compensation review in 2012, the Committee determined that the target short term incentive for our named executive officers was between the 25th and 50th percentile of our peer group. As a result, the Committee did not make any adjustments to the value of each executive's target short-term incentive, which is as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value
Ralph P. Scozzafava	$750,000	100%	$750,000
Vance C. Johnston	325,000	50%	162,500
Daniel R. Bradley	329,600	50%	164,800
Raymond J. Johnson	415,000	50%	207,500
Edward D. Teplitz	401,700	60%	241,020

2012 Short-Term Incentive Plan

The Human Resources Committee established the 2012 Short-Term Incentive Plan with the objective of rewarding achievement of annual net earnings and net sales goals and the achievement of individual performance objectives aligned with one or more of our corporate strategic initiatives. For corporate named executive officers, Messrs. Scozzafava, Johnson and Johnston, 40% of their award opportunity is based on achievement of corporate net earnings goals, 35% is based on achievement of corporate net sales goals and 25% is based on the achievement of individual performance objectives. Corporate net earnings and net sales were selected as the primary measures for the plan because they are significantly influenced by the performance of the named executive officers, and these align the executive's annual incentive opportunity with corporate growth objectives. The Committee chose to weight these goals nearly equal as both net earnings and net sales are equally important to ensuring the company's financial strength and increasing stockholder value. For Mr. Teplitz, President of our Thomasville brand, and Mr. Bradley, President of our Designer Brands, the Committee included brand net earnings as a component of their total award amount along with the corporate net earnings and corporate net sales goals, because of the significant influence they have over brand earnings. As a result, corporate net earnings, corporate net sales, brand net earnings and individual performance are all weighted equally and represent 25% of the award opportunity for Messrs. Teplitz and Bradley.

Under the 2012 plan, other than the potential payout for achieving individual performance goals, no other payments would be made unless the threshold corporate net earnings goal was achieved. For 2012, our threshold corporate net earnings goal was a net loss of not more than $35.0 million and our threshold corporate net sales goal was $1.066 billion. Our company's pro forma performance in 2012, adjusted for certain non-recurring items such as litigation, environmental expense and certain restructuring charges, was a net loss of $30.4 million and net sales of $1.072 billion. As a result, the threshold corporate net earnings goal was met and executives were entitled to receive up to 48.7% of their target short-term incentive for the achievement of corporate net earnings goals and up to 33.4% of their incentive for the achievement of corporate net sales goals. In addition, each executive was entitled to receive an incentive for their achievement of individual performance objectives subject to the Committee's discretion.

2013 Short-Term Incentive Plan

The Human Resources Committee established the 2013 Short-Term Incentive Plan with the objective of rewarding achievement of annual net earnings, net sales, and cash flow objectives and the achievement of individual performance objectives aligned with one or more of our corporate strategic initiatives. For corporate named executive officers, Messrs. Scozzafava, Johnson and Johnston, net earnings, net sales, cash flow and individual performance are all weighted equally and represent 25% of the award opportunity.

For Mr. Teplitz, President of our Thomasville brand, and Mr. Bradley, President of our Designer Brands, the Committee included brand metrics as a component of their total award amount along with the corporate net earnings, because of the significant influence they have over brand earnings. As a result, corporate net earnings, brand net sales, cash flow and individual performance are all weighted equally and represent 25% of the award opportunity for Messrs. Teplitz and Bradley. In addition, the achievement of certain quarterly inventory objectives was added to each executive's individual objectives in order to focus executives on managing the company's inventory to budgeted levels.

As with prior short-term incentive plans, other than the potential payout for achieving individual performance objectives, no payments will be made under the plan unless the threshold corporate net earnings goal is achieved. If the corporate threshold net earnings goal is achieved, the plan establishes a payout range to the extent each performance goal is met or exceeded. The threshold, target and maximum short-term incentive plan payments that may be paid to each executive officer under the 2013 Short-Term Incentive Plan are as follows:

Name	Base Salary	Percentage Incentive Target	Threshold	Target	Maximum
Ralph P. Scozzafava	$750,000	100%	$140,625	$750,000	$1,500,000
Vance. C. Johnston	325,000	50%	30,469	162,500	325,000
Daniel R. Bradley	329,600	50%	30,900	164,800	329,600
Raymond J. Johnson	415,000	50%	38,906	207,500	415,000
Edward D. Teplitz	401,700	60%	45,191	241,020	482,040

Even if the goals established under the plan are achieved, the Human Resources Committee may, in its discretion, reduce (but not increase) the amount of any individual award.

Drive For Results Incentive Plan

In June 2012, following the departure of several key employees, the Committee approved a new incentive plan to encourage key employees (including all of the named executive officers, other than the Chief Executive Officer) to remain employed with our company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility. The plan provides each participant the opportunity to receive a cash award ranging from 33% to 100% of the participant's short-term incentive target under the company's Short-Term Incentive Plan for each of the July 1, 2012 to December 29, 2012 performance period and for the company's full 2013 fiscal year performance period.

The awards will be paid after the end of each performance period subject to the participant remaining employed by the company on the payment date and the executive's achievement of his or her individual performance objectives up to an amount equal to the target award. The payout may be reduced in whole or in part by the Committee even if the individual performance objectives are achieved.

The following table sets forth the target awards, or maximum payouts, which may be paid under the plan to the named executive officers for the 2012 performance period and the 2013 performance period:

Name	2012 Performance Period	2013 Performance Period
Ralph P. Scozzafava	$ -	$ -
Vance C. Johnston	81,250	162,500
Daniel R. Bradley	41,200	82,400
Raymond J. Johnson	103,750	207,500
Edward D. Teplitz	41,200	82,400

Long-Term Incentives

Our long-term incentive program is designed to motivate our executive officers to focus on long-term company performance through cash or common stock awards and to reinforce accountability by linking executive compensation to aggressive performance goals. We believe granting awards with long vesting periods creates a substantial retention incentive and also encourages the named executive officers to focus on the company's long-term business objectives and long-term stock price.

All named executive officers were eligible for long-term incentives in 2012. The Human Resources Committee sets target awards under our long-term incentive programs as a percentage of base salary based primarily upon a review of market competitors, as well as an evaluation of the importance and impact of the position within our organization. The long-term incentive opportunity for each executive is targeted at the 50th percentile range of our peer group.

Following its annual compensation review in 2012, the Committee determined that the incentive target for our named executive officers was below the 50th percentile of our peer group. This was partially due to the Committee's decision in 2011 to reduce the full value of each executive's target long-term incentive compensation by 18%. Despite the realization that the long-term incentive target is below our peer group, the Committee did not make any changes to the target long-term incentives for our named executive officers, and as a result, the incentive targets in 2012 were as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value
Ralph P. Scozzafava	$750,000	245.3%	$1,839,600
Vance C. Johnston	325,000	50%	162,500
Daniel R. Bradley	329,600	73.6%	242,520
Raymond J. Johnson	415,000	49.1%	203,599
Edward D. Teplitz	401,700	81.8%	328,430

The following is a description of the long-term incentive awards which were outstanding as of December 29, 2012, and the long-term incentive award approved by the Human Resources Committee in early 2013:

2008 Restricted Stock Units

In 2008, the Human Resources Committee made a special award of restricted stock units outside the normal annual award cycle to certain executive officers. The Committee exercised its discretion to make awards outside the usual award cycle due to increased concerns regarding the retention of executive officers and the desire to further align the interests of our stockholders with executives by motivating and rewarding executives for increases in the company's stock price. Due to a lack of shares available for grant under any stockholder approved plan at the time of the award, the restricted stock units are payable only in cash and cannot be settled for stock. Payment is contingent on share price appreciation objectives and the achievement of service-based retention periods. 50% of the restricted stock units vested and were paid to executives in 2010 due to the achievement of the share price appreciation objective (the trailing 10 day average of our common stock reached $6.26 per share) and the two-year service-based retention period. The remaining 50% of the units will vest if the trailing 10 day average of our common stock reaches $9.39 per share. If the remaining units had vested prior to December 19, 2011, the executive would have been entitled to receive a cash payment of $9.39 per vested unit on December 19, 2011. Since the vesting did not occur, executives are entitled to receive a cash payment of $9.39 per vested unit on the vesting date if the units vest prior to the expiration of the awards on December 19, 2013.

2010-2012 Long-Term Incentive Compensation

The 2010 long-term incentive compensation plan includes a mix of cash and equity. Under the 2010 plan, named executives officers received 25% of their long-term incentive target compensation in the form of service-based stock options that vest equally over three years and 75% of their long-term incentive target compensation under the 2010-2012 Performance Share Plan. The 2010-2012 Performance Share Plan provided for a payout range of a combination of performance shares and cash to the extent the company met or exceeded certain three-year return on invested capital targets. Payouts ranged from 50% of target value if threshold return on invested capital goals were achieved to up to 200% of target value if our performance met or exceeded the maximum return on invested capital goals.

The company did not achieve the three-year threshold return on invested capital goals established in connection with the 2010-2012 Performance Share Plan. As a result, all shares awarded under the plan were forfeited and there was no cash payout made under the plan.

2011-2013 Long-Term Incentive Compensation

In 2011, the Committee approved the 2011-2013 long-term incentive compensation for each executive officer. This compensation is similar to the previous year's long-term incentive compensation except:

•	the full value of each executive's target long-term incentive compensation was reduced 18%; and

•	each executive received their targeted long-term incentive compensation in the following form:
◦40% of the value was received in stock options which vests equally over three years;
◦40% of the value will be paid out to executives in cash if the company achieves certain three-year return on invested capital targets; and
◦20% of the value was received in restricted stock which vests on the third anniversary of the grant date.
The value of target long-term incentive compensation was reduced in order to bring target total compensation for each executive closer to the median of the company's peer group, and the reason for increasing the stock options and adding time-based restricted stock was to alleviate retention concerns associated with the reduction in the value of executive long-term incentive compensation by giving executives some value even if the performance measures are not attained or if the stock price declines over the three-year period.

During 2012, the company concluded that the performance targets established in connection with the plan were unlikely to be achieved and that it is no longer probable that payouts under the cash portion of the plan will be made. Accordingly, the company ceased recording expense and reversed all expenses accrued in connection with such awards.

2012-2014 Long-Term Incentive Compensation

The Committee approved the 2012-2014 long-term incentive compensation for each executive officer in early 2012. Due to the company's low share price and the lack of shares available to be awarded under any stockholder approved plan, each executive received their targeted long-term incentive compensation in the following form:

•	25% of the value was received in restricted stock which vests equally over three years; and

•	75% of the value will be paid out to executives in cash if the company achieves certain return on invested capital targets.
Unlike the company's previous long-term incentive plans, the performance cash component of the award is based on three separate, annual return on invested capital targets established by the Committee at the beginning of each year. If the annual return on invested capital goal is achieved, 50% of the cash award will be paid at the end of the applicable year and the remaining 50% will be paid at the end of the three-year period. The Committee changed the payout of the cash component to alleviate retention concerns associated with low incentive payouts while balancing these concerns against the need to encourage executives to focus on the company's long-term business objectives.

The Committee again chose return on invested capital as the performance metric for the cash portion of the award. Return on invested capital under the plan is defined as net operating profit after taxes divided by invested capital and may be adjusted by the Committee for unusual or infrequent items, including acquisitions or divestitures, tax valuation allowance reversals, impairment expense, litigation, environmental expense, restructuring programs and expense related to the restricted stock units awarded in December 2008. The target levels for the awards were set by the Human Resources Committee and were based on our company's 2012 budget approved by our Board of Directors. The Committee chose return on invested capital as the performance metric because it believes this is an accurate measure of the overall financial performance of the company. Whether the target funding can be attained is a function of the degree of difficulty associated with the company's budget and long-term strategic plan. Based on the Human Resources Committee's consideration and assessment of our performance history and the economy at the time of the grant, the Committee determined that the annual return on invested capital targets established by the Committee had a significant degree of difficulty and would not reward executives without an increase in stockholder value. The Committee has discretion to reduce (but not increase) the performance-based payouts under the plan.

Under the 2012 plan, no cash payments would be made unless the threshold annual return on invested capital goal was achieved. For 2012, the threshold return on invested capital target was negative 6.4%, and our company's pro forma performance in 2012, adjusted for certain non-recurring items such as litigation, environmental expense and certain restructuring charges, was negative 6.37%. As a result, executives were entitled to receive 50.7% of their target long-term incentive for the 2012 period. 50% of the award was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

2013-2015 Long-Term Incentive Compensation

The Committee maintained the same terms for the cash portion of the 2013-2015 Long-Term Incentive Plan that they established for the 2012-2014 Long-Term Incentive Plan with the performance cash component of the award based upon three separate, annual return on invested capital targets established by the Committee at the beginning of each year. Due to the lack of shares available to be awarded under any stockholder approved plan, no equity awards will be made to executives until after our stockholders vote on the proposal to approve the company's Amended and Restated 2010 Omnibus Incentive Plan included in this Proxy Statement.

Each executive officer's target percentage long-term incentive remained the same in 2013, and the Committee again chose return on invested capital as the performance metric for the cash portion of the award for the same reasons that it chose the metric in prior long-term incentive plans. The Committee has discretion to reduce (but not increase) the performance-based payouts under the plan.

2012 NAMED EXECUTIVE OFFICER COMPENSATION AND PERFORMANCE

The following section describes the assessment process for each executive in 2012 in light of the executive's and our company's performance.

Ralph P. Scozzafava- Chief Executive Officer

In 2012, the Committee reviewed Mr. Scozzafava's total compensation as compared to our company's peer group and determined not to make any changes to his base salary and short-term and long-term incentive targets. Accordingly, Mr. Scozzafava was paid a base salary of $750,000 and had a target short-term incentive of 100% of base salary and a long-term incentive target of 245.3% of base salary.

Pursuant to this arrangement, in February 2012, under the 2012 long-term incentive plan, Mr. Scozzafava was awarded 312,858 restricted stock awards, which vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Scozzafava was entitled to receive cash payouts under the 2012 short-term incentive plan and the 2012 long-term incentive plan due to the achievement of certain corporate financial and individual performance objectives. In determining whether to pay these incentive awards to Mr. Scozzafava, the Committee reviewed Mr. Scozzafava's individual performance, including his role in refinancing the company's debt facility and his leadership in setting the long-term strategic plan for the company, as well as his role in achieving the threshold corporate financial performance goals under the short-term and long-term incentive plans.

Based on this review and due to our achievement of threshold corporate net earnings and corporate net sales goals, Mr. Scozzafava was paid 41% of his target short-term incentive as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value	Corp. Net Earnings (40% of award)	Corp. Net Sales (35% of award)	Individual Objectives (25% of award)	2012 STIP Award	% of STIP Target
Ralph P. Scozzafava	$750,000	100%	$750,000	$146,100	$87,675	$75,000	$308,775	41%

Further, due to our achievement of threshold annual return on invested capital in 2012, Mr. Scozzafava received 50.7% of his long-term incentive, or $233,193, 50% of which was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

Vance C. Johnston- Chief Financial Officer

Mr. Johnston was promoted to the role of Chief Financial Officer in May 2012. In setting Mr. Johnston's compensation in his first year, the Committee reviewed Mr. Johnston's prior experience and the compensation paid to Chief Financial Officers employed by our peer group of companies. For Mr. Johnston, the Committee approved an initial salary of $325,000 per year, short-term percentage incentive target of 50% and a long-term incentive target of 50%.

In February 2012, under the 2012 long-term incentive plan, Mr. Johnston was awarded 22,943 restricted stock awards, which vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Johnston was entitled to receive cash payouts under the 2012 short-term incentive plan, the 2012 long-term incentive plan and the company's Drive For Results Incentive Plan due to the company's achievement of certain threshold performance objectives and Mr. Johnston's achievement of certain individual objectives. In determining whether to pay these incentive awards, the Committee reviewed Mr. Johnston's performance with the Chief Executive Officer and determined that Mr. Johnston was an integral part of several key initiatives, including the refinancing of the company's debt facilities and establishing the long-term strategic plan for the company.

Based on this review and due to our achievement of threshold corporate net earnings and corporate net sales goals, Mr. Johnston was paid 37% of his target short-term incentive as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value	Corp. Net Earnings (40% of award)	Corp. Net Sales (35% of award)	Individual Objectives (25% of award)	2012 STIP Award	% of STIP Target
Vance C. Johnston	$325,000	50%	$162,500	$31,655	$18,996	$9,693	$60,344	37%

In addition, under the company's Drive For Results Incentive Plan, Mr. Johnston was paid $32,500, or 40% of his 2012 target award under the plan for his achievement of individual strategic and financial performance objectives. Further, due to our achievement of threshold annual return on invested capital in 2012, Mr. Johnston received 50.7% of his long-term incentive, or $17,101, 50% of which was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

Daniel R. Bradley- President, Designer Brands

In 2012, the Committee reviewed Mr. Bradley's total target compensation. Based on this review, the Committee approved a three percent salary increase for Mr. Bradley since he had not had a base salary increase for over four years, and the Committee did not make any changes to his short-term and long-term incentive percentage targets.

As with other executives, Mr. Bradley received a grant of 40,046 restricted stock awards in February 2012, which awards vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Bradley was entitled to receive payouts under the 2012 short-term incentive plan, the 2012 long-term incentive plan and the company's Drive For Results Incentive Plan due to the company's achievement of certain threshold performance objectives and the achievement of certain individual objectives. Our designer brands performed well in 2012 under Mr. Bradley's leadership with most meeting or exceeding budgeted net earnings and net sales goals in 2012. As a result, Mr. Bradley was paid 75% of his target short-term incentive as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value	Corp. Net Earnings (25% of award)	Corp. Net Sales (25% of award)	Brand Net Earnings (25% of award)	Individual Objectives (25% of award)	2012 STIP Award	% of STIP Target
Daniel R. Bradley	$329,600	50%	$164,800	$20,065	$13,761	$35,168	$53,900	$122,894	75%

In addition, Mr. Bradley was paid $27,192, or 66%, of his 2012 target award under the company's Drive For Results Incentive Plan, and $29,849, or 50.7%, of his target award under the company's long-term incentive plan, 50% of which was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

Raymond J. Johnson- Senior Vice President, Supply Chain

The Committee did not make any changes to Mr. Johnson's base salary and short-term and long-term incentive targets in 2012. Accordingly, Mr. Johnson was paid a base salary of $415,000 and had a target short-term incentive of 50% of base salary and a long-term incentive target of 49% of base salary.

In accordance with the company's incentive plans, in February 2012, Mr. Johnson was awarded 34,669 restricted stock awards, which vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Johnson was entitled to receive cash payouts under each of the company's 2012 incentive plans and the Drive For Results incentive plan. In 2012, Mr. Johnson took several steps to improve the company's supply chain, including leading supply chain cost reduction initiatives, managing supply chain metrics, including safety, and returns and allowances close to budget, and improving production capabilities at the company's plants in Indonesia and Mexico. Based on these achievements, Mr. Johnson was paid 42% of his target short-term incentive as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value	Corp. Net Earnings (40% of award)	Corp. Net Sales (35% of award)	Individual Objectives (25% of award)	2012 STIP Award	% of STIP Target
Raymond J. Johnson	$415,000	50%	$207,500	$40,421	$24,257	$22,750	$87,428	42%

In addition, Mr. Johnson was paid $51,875, or 50%, of his 2012 target award under the company's Drive For Results Incentive Plan, and $25,841, or 50.7% of his target award under the company's long-term incentive plan, 50% of which was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

Edward D. Teplitz- President, Thomasville

In 2012, the Committee reviewed Mr. Teplitz's total target compensation. Based on this review, the Committee approved a three percent salary increase for Mr. Teplitz since he had not had a base salary increase for over four years, and the Committee did not make any changes to his short-term and long-term incentive percentage targets.

As with other executives, Mr. Teplitz received a grant of 54,229 restricted stock awards in February 2012, which awards vest in three equal annual installments commencing on the first anniversary of the grant date. In addition, Mr. Teplitz was entitled to receive payouts under the 2012 short-term incentive plan, the 2012 long-term incentive plan and the company's Drive For Results Incentive Plan due to the company's achievement of certain threshold performance objectives and the achievement of certain individual objectives. In 2012, Mr. Teplitz managed both our Thomasville and Drexel Heritage brands. Our Drexel Heritage brand performed well in 2012 with sales and profit above budget, and while the Thomasville brand did not perform as well, Thomasville corporate owned stores performed better than independent stores. Based on these results, Mr. Teplitz was paid 33% of his target short-term incentive as follows:

Name	Base Salary	Percentage Incentive Target	Target Dollar Value	Corp. Net Earnings (25% of award)	Corp. Net Sales (25% of award)	Brand Net Earnings (25% of award)	Individual Objectives (25% of award)	2012 STIP Award	% of STIP Target
Edward D. Teplitz	$401,700	60%	$241,020	$29,344	$20,125	$30,128	$1,000	$80,597	33%

In addition, Mr. Teplitz was paid $4,120, or 10%, of his 2012 target award under the company's Drive For Results Incentive Plan, and $40,420, or 50.7%, of his target award under the company's long-term incentive plan, 50% of which was paid at the end of 2012 and 50% of the award will be paid at the end of the three-year performance period in 2014.

Other Named Executive Officers

Messrs. Rolls and Botsford left the company's employment on May 19, 2012. In accordance with the terms of the company's Executive Severance Plan, Messrs. Rolls and Botsford received the benefits payable to executives upon an involuntary termination of employment without cause. This included a severance payment of $760,000 to Mr. Rolls and a severance payment of $525,000 to Mr. Botsford, and a pro-rata short term incentive payment of $34,112 to Mr. Rolls and $20,946 to Mr. Botsford. In addition, pursuant to the terms of the 2008 restricted stock units, we paid Mr. Rolls $375,055 and Mr. Botsford $249,993, which is an amount equal to $3.13 per vested restricted stock unit held by such executive on their last date of employment with the company.

ADDITIONAL INFORMATOIN ON OUR EXECUTIVE COMPENSATOIN PROGRAM

Termination Based Compensation

Severance

Upon an involuntary termination of employment without cause or a constructive termination of employment, our named executive officers are entitled to receive severance payments under our Executive Severance Plan or in the case of Mr. Scozzafava, under his employment agreement. In setting the terms of such severance arrangements, the Human Resources Committee considered certain best practices with the understanding that these highly ranked executives often face challenges securing new employment following termination. Additional information regarding the severance payments to be paid to names executive officers upon an involuntary termination of employment without cause or a constructive termination of employment is provided under the heading “Potential Payments upon Termination or Change in Control.”

Change in Control

Upon a change in control of our company, each named executive officer is entitled to severance payments similar to those described above and accelerated vesting of certain outstanding unvested equity awards. These change in control provisions are designed to encourage executives to focus on the best interests of stockholders by alleviating their concerns about a possible detrimental impact to their compensation and benefits under a potential change in control and are not designed to provide compensation advantages to executives for executing a transaction. The change in control agreements are “double-trigger” agreements meaning that other than with respect to accelerated equity awards, which are governed by the terms of our equity plans, in order to receive benefits under the agreement within a specified time period following a change in control the executive must be terminated by us or the successor company without cause, or the executive must be constructively terminated, as defined in the agreements. Additional information regarding change in control payments for the named executive officers under the change in control agreements is provided under the heading “Potential Payments upon Termination or Change in Control.”
Benefits and Perquisites

We provide a 401(k) savings plan to all U.S. employees, including our named executive officers. In 2012, we matched 50% of the pre-tax contributions up to 3.0% of compensation plus 25% of pre-tax contributions up to the next 3.0% of compensation. In addition, we have a Deferred Compensation Plan, which is a non-qualified (unfunded) plan offered to select executives, including the named executive officers, who are impacted by the Internal Revenue Code's statutory limits on company contributions under the 401(k) plan. The Deferred Compensation Plan provides executives, including the named executive officers, with the ability to defer base salary, incentive payments and other eligible compensation. In addition, the plan allows us to provide the same matching contribution, as a percentage of eligible compensation, to impacted employees as would have been available in the absence of statutory limits. Under the plan, executives can defer up to 90% of eligible compensation and contributions immediately vest.

We provide the named executive officers with limited perquisites and other personal benefits that the Human Resources Committee deems reasonable and consistent with our overall compensation program. We do not view perquisites as a significant element of our comprehensive compensation structure, but do believe that they can be used in conjunction with other elements of compensation to attract, motivate and retain individuals in a competitive environment. In 2012, Mr. Teplitz received commuting benefits and Mr. Scozzafava was allowed to use the corporate aircraft up to 35 hours per year for personal travel.

Recoupment Policy for Incentive Compensation

If the company restates its reported financial results, the Board shall seek the recovery of any award that was paid to an executive found to be involved in fraud or misconduct that required the company to restate its financial results. This policy applies to any restatements that are required within three years of the end of the year for which the incentive payment was paid.

In addition, under the 2008 Incentive Plan and the 2010 Omnibus Incentive Plan, the Board may seek the recovery of any gain realized by a participant from an award made under these plans if the Board determines that the company has been materially harmed by such participant within one year after the gain is realized by the participant.

Policy on Hedging and Pledging

We prohibit directors and officers from hedging or pledging their ownership of or engaging in certain speculative transactions in our common stock, including investing in derivative securities of our common stock and engaging in short sales or other short-position transactions in our common stock.

Tax Implications

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to the company's chief executive officer and three other most highly compensated executive officers (other than the chief financial officer) as of the end of the fiscal year. However, certain performance-based compensation is not subject to this limitation. We structure our incentive plans with the intention that awards under these plans would qualify for tax deductibility. Although a significant portion of each executive officer's compensation will satisfy the requirements for deductibility under Section 162(m), the Human Resources Committee retains the ability to evaluate the performance of our executives and to pay appropriate compensation, even if it may result in the non-deductibility of certain compensation under federal tax law.

Stock Ownership Requirements

The Human Resources Committee believes that meaningful executive ownership is integral to aligning executive and stockholder interests, and in 2011, the Committee approved new stock ownership guidelines which require executive officers to own an increased number of shares of our common stock equal to a specified multiple of their annual base salary. The levels applicable to executive officers range from between one and three times annual base salary as follows:

•	Chief Executive Officer- 3 times annual base salary

•	Senior Vice Presidents and Brand Presidents- 2 times annual base salary

•	All Other Executive Officers- 1 times annual base salary

Shares held directly by the executive officer and vested shares subject to deferred compensation count towards satisfying the requirement. In keeping with best practices, unexercised stock options, unvested restricted stock awards and unvested restricted stock units do not count towards satisfying the requirement. Executives are required to hold 50% of shares of common stock received from the company through equity compensation grants until they have attained the applicable level of stock ownership.

Human Resources Committee Report on Executive Compensation for 2012

We have reviewed and discussed with management the Compensation Discussion and Analysis set forth above. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in our 2013 Proxy Statement and incorporated by reference into our 2012 Annual Report on Form 10-K.

Submitted by the Human Resources Committee,

James M. Zimmerman (Chairman)
Ann S. Lieff
Aubrey B. Patterson

Compensation Committee Interlocks and Insider Participation

Our Human Resources Committee is currently comprised of James M. Zimmerman, Ann S. Lieff and Aubrey B. Patterson. No member of our Human Resources Committee has served as one of our officers or employees at any time. None of our executive officers serve as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board of Directors. None of our executive officers serve as a member of the Board of Directors of any other company that has an executive officer serving as a member of our Human Resources Committee.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of the named executive officers for the year ended December 29, 2012, and for those executive officers named in our 2012 or 2011 Proxy Statements, for the years ended December 31, 2011 and 2010. The named executive officers are our Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers, as well as, two former executive officers, who would otherwise be included in the foregoing list, but for the fact that they were not serving as executive officers as of December 29, 2012.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation(4)	Total

Ralph P. Scozzafava .................	2012	$750,000	—	$591,302	—	$541,968	—	$97,573	$1,980,843
Chairman & Chief	2011	750,000	—	335,736	669,856	—	—	77,638	1,833,230
Executive Officer	2010	750,000	—	1,095,638	694,354	4,000,015	1,619	83,444	6,625,070

Vance C. Johnston ....................	2012	305,769	—	43,362	—	109,945	—	5,625	464,701
Chief Financial Officer

Daniel R. Bradley .....................	2012	324,431	—	75,687	—	179,935	—	5,465	585,518
President-Designer Brands

Raymond J. Johnson .................	2012	415,000	—	65,524	—	165,144	—	5,625	651,293
Senior Vice President -	2011	415,000	—	201,306	74,130	—	—	11,025	701,461
Global Supply Chain	2010	415,000	—	121,247	76,840	212,396	—	38,098	863,581

Edward D. Teplitz .....................	2012	395,400	—	102,493	—	125,137	—	40,439	663,469
President - Thomasville	2011	390,000	—	58,197	116,105	—	—	53,941	618,243
	2010	390,000	—	189,910	120,357	499,986	—	52,707	1,252,960

Steven G. Rolls (5) ...................	2012	200,962	—	162,279	—	34,112	—	1,147,091	1,544,444
Former Chief Financial	2011	475,000	—	92,140	183,840	—	—	164,494	915,474
Officer	2010	475,000	—	300,936	190,718	750,011	362	62,147	1,779,174

Jon D. Botsford (5) ...................	2012	148,077	—	91,981	—	20,946	—	785,623	1,046,627
Former Senior Vice	2011	350,000	—	52,225	104,200	—	—	11,025	517,450
President, General Counsel	2010	350,000	—	170,432	108,013	499,986	—	10,863	1,139,294
& Secretary

(1)    This column represents the aggregate grant date fair value for stock awards granted in the fiscal years ended December 29, 2012, December 31, 2011 and December 31, 2010, computed in accordance with FASB ASC Topic 718. For additional information, refer to Note 9 of our audited consolidated financial statements in our Form 10-K for the year ended December 29, 2012, as filed with the SEC. All amounts reflect the fair value of the stock awards on the grant date and do not correspond to the actual value that will be recognized by the named executives. For performance-based awards, the amounts in the column reflect the most probable outcome award value at the date of grant in accordance with FASB ASC Topic 718, which amount assumes that the target level of performance conditions will be achieved. The maximum award value, if paid, for the performance shares granted in 2010 would be: Mr. Scozzafava, $2,191,277; Mr. Rolls, $601,872; Mr. Botsford, $340,863, Mr. Johnson, $242,493; and Mr. Teplitz, $379,819. Because we did not achieve the performance conditions for the performance shares granted in 2010, all awards were subsequently forfeited.
(2)    This column represents the aggregate grant date fair value for stock options granted in the fiscal years ended December 31, 2011 and December 31, 2010, computed in accordance with FASB ASC Topic 718. For additional information, refer to Note 9 of our audited consolidated financial statements in our Form 10-K for the year ended December 29, 2012, as filed with the SEC. All amounts reflect the fair value of the options on the grant date and do not correspond to the actual value that will be recognized by the named executives.
(3)    As described in the Compensation Discussion and Analysis, the amounts in this column reflect payments made to executives under the company's 2012 Short-Term Incentive Plan, the Drive For Results Incentive Plan and the 2012-2014 Long-Term Incentive Plan. The threshold, target and maximum amounts for each named executive officer's award value are shown in the table entitled “Grants of Plan-Based Awards Table in 2012.” For Messrs. Rolls and Botsford, the amount reflects payment of the pro-rata amount of their 2012 short-term incentive pursuant to the terms of the company's Executive Severance Plan.

(4)	Detail of the amounts reported in the “All Other Compensation” column for fiscal year 2012 is provided in the table below:

Name	Personal Use of Airplane(a)	401(k) Plan Match(b)	Severance(c)	Company Provided Benefits(d)	Commuting Expenses(e)	Tax Payments(f)	Total
Ralph P. Scozzafava	$91,958	$5,615	—	—	—	—	97,573
Vance C. Johnston	—	5,625	—	—	—	—	5,625
Daniel R. Bradley	—	5,465	—	—	—	—	5,465
Raymond J. Johnson	—	5,625	—	—	—	—	5,625
Edward D. Teplitz	—	5,625	—	—	23,516	11,297	40,438
Steven G. Rolls	—	4,827	1,135,005	7,259	—	—	1,147,091
Jon D. Botsford	—	3,584	774,993	7,046	—	—	785,623

(a)
As required by SEC rules, the amount shown is the aggregate incremental cost to our company of personal use of the company's airplane that is calculated based on the variable operating costs per mile, which includes fuel costs, maintenance, associated travel costs for the crew and certain office expenses, but does not include the tax on the disallowance (net of W-2 adjustments) of certain aircraft expenses under current Federal income tax law.

(b)	These amounts reflect company matching contributions under the company's 401(k) Plan.

(c)
These amounts reflect severance payments to Messrs. Rolls and Botsford of $760,000 and $525,000, respectively, payable under the company's Executive Severance Plan, and cash payouts to Messrs. Rolls and Botsford of $375,005 and $249,993, respectively, which represent the payout of $3.13 per share for each vested 2008 restricted stock unit held by each executive on their last date of employment with the company.

(d)	These amounts reflect benefits continuation under the company's health, dental and vision plans, as well as life insurance and accidental death and dismemberment insurance.

(e)	This amount reflects reimbursement for commuting expenses to North Carolina for Mr. Teplitz.

(f)	This amount reflects a tax gross-up payment for the taxable portion of commuting expenses.
(5)    Messrs. Rolls and Botsford left the company's employment on May 19, 2012.

GRANTS OF PLAN-BASED AWARDS TABLE IN 2012

The compensation plans under which the grants in the following table were made are generally described in the Compensation Discussion and Analysis in this Proxy Statement and include the 2012 Short-Term Incentive Plan (“2012 STIP”), the 2012-2014 Long-Term Incentive Compensation (“2012 LTIP”), Drive For Results Incentive Plan (“DFRIP”) and the 2010 Omnibus Incentive Plan (the “2010 Plan”).

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name and Principal Position	Plan	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units(2)	Grant Date Fair Value of Stock and Option Awards(3)

Ralph P. Scozzafava ..........................................................................	2012 STIP		$140,625	$750,000	$1,500,000
Chairman & Chief	2012 LTIP		689,850	1,379,700	2,759,400
Executive Officer	2012 LTIP	2/8/12				312,858	$591,302

Vance C. Johnston .............................................................................	2012 STIP		30,469	162,500	325,000
Chief Financial Officer	2012 LTIP		50,589	101,178	202,356
	2012 LTIP	2/8/12				22,943	43,362
	DFRIP			81,250

Daniel R. Bradley .............................................................................	2012 STIP		30,900	164,800	329,600
President-Designer Brands	2012 LTIP		88,302	176,603	353,206
	2012 LTIP	2/8/12				40,046	75,687
	DFRIP			41,200

Raymond J. Johnson .........................................................................	2012 STIP		38,906	207,500	415,000
Senior Vice President -	2012 LTIP		76,445	152,889	305,778
Global Supply Chain	2012 LTIP	2/8/12				34,669	65,524
	DFRIP			103,750

Edward D. Teplitz .............................................................................	2012 STIP		45,191	241,020	482,040
President - Thomasville	2012 LTIP		119,574	239,148	478,296
	2012 LTIP	2/8/12				54,229	102,493
	DFRIP			41,200

Steven G. Rolls(4) ............................................................................	2012 STIP		53,438	285,000	570,000
Former Chief Financial	2012 LTIP		189,326	378,651	757,302
Officer	2012 LTIP	2/8/12				85,862	162,279

Jon D. Botsford(4) ...........................................................................	2012 STIP		32,813	175,000	350,000
Former Senior Vice	2012 LTIP		107,310	214,620	429,240
President, General Counsel	2012 LTIP	2/8/12				48,667	91,981
& Secretary

(1)
The amounts in these columns include the threshold, target and maximum amounts for each named executive officer under the 2012 STIP and the 2012 LTIP and the maximum payout under the DFRIP. The 2012 STIP payments are based on achieving individual objectives and net earnings and net sales goals for our company and the columns reflect payouts at the threshold of 25% of the award, payouts at the target of 100% of the award and payouts at the maximum of 200% of the award. The 2012 LTIP payments are based on achieving three separate, annual return on invested capital objectives established by the Committee at the beginning of each year during the 2012 to 2014 performance period. If the annual return on invested capital goal is achieved, 50% of the cash award will be paid at the end of the applicable year and the remaining 50% will be paid at the end of the three-year period. The columns reflect payouts under the 2012 LTIP at the threshold of 50% of the award, payouts at the target of 100% of the award and payouts at the maximum of 200% of the award for the full three-year performance period. The DFRIP payments are based on the achievement of individual strategic and financial performance objectives for each executive's business unit or area of responsibility, and the columns reflect the target payout under the plan for the July 1, 2012 to December 29, 2012 performance period. The payments received by each executive under the 2012 STIP, the 2012 LTIP and the DFRIP due to the achievement of threshold objectives are described in the Compensation Discussion and Analysis in this Proxy Statement.

(2)
Restricted shares vest based on the schedules described in the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table in this Proxy Statement. All restricted shares will vest upon a change in control of the company unless the shares are continued or substituted for in connection with a change in control. Participants are paid dividends and have voting rights with respect to their unvested restricted shares.

(3)
The amounts shown are the grant date fair value of the awards. The assumptions used to determine such values are described in Note 9 of our audited consolidated financial statements in our Form 10-K for the year ended December 29, 2012.

(4)
Other than the pro-rata payment of the incentive under the 2012 STIP as reflected in the “Summary Compensation Table” in this Proxy Statement, all other awards were forfeited due to Messrs. Rolls and Botsford leaving the company's employment on May 19, 2012.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

The following table provides information on the holdings of stock options and restricted stock awards by our named executive officers outstanding as of December 29, 2012. The market value of stock awards is based on the closing price of our stock on December 29, 2012, which was $1.11.

	Option Awards				Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date	Number of Shares of Stock or Units that Have Not Vested	Market Value of Shares of Stock or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested

Ralph P. Scozzafava ......................	217,292(1)	—	$14.92	06/18/2017			68,822(4)	$76,392
Chairman & Chief	250,000(1)	—	10.48	02/01/2018
Executive Officer	90,376(2)	45,187(2)	7.96	05/05/2020
	79,637(2)	159,273(2)	4.59	02/02/2021	73,145(5)	$81,191
					312,858(6)	347,272

Vance C. Johnston .........................	6,628(2)	3,313(2)	7.96	05/05/2020			5,047(4)	5,602
Chief Financial Officer	5,840(2)	11,680(2)	4.59	02/02/2021	5,364(5)	5,954
					22,943(6)	25,467

Daniel R. Bradley ..........................	11,569(2)	5,783(2)	7.96	05/05/2020			8,809(4)	9,778
President-Designer Brands	10,194(2)	20,386(2)	4.59	02/02/2021	9,363(5)	10,393
					40,046(6)	44,451

Raymond J. Johnson .....................	30,000(3)	—	3.63	05/06/2016			7,616(4)	8,454
Senior Vice President -	10,002(2)	5,000(2)	7.96	05/05/2020
Global Supply Chain	8,813(2)	17,626(2)	4.59	02/02/2021	8,095(5)	8,985
					35,000(7)	38,850
					34,669(6)	38,483

Edward D. Teplitz .........................	15,666(2)	7,832(2)	7.96	05/05/2020			11,929(4)	13,241
President - Thomasville	13,804(2)	27,606(2)	4.59	02/02/2021	12,679(5)	14,074
					54,229(6)	60,194

Steven G. Rolls .............................	24,824(8)	—	7.96	05/05/2020
Former Chief Financial	21,856(8)	—	4.59	02/02/2021
Officer

Jon D. Botsford .............................	14,059(8)	—	7.96	05/05/2020
Former Senior Vice President,	12,388(8)	—	4.59	02/02/2021
General Counsel & Secretary

(1)	Each of the stock options were granted ten years prior to the expiration date and vest in four equal annual installments on the anniversary of the grant date.

(2)	Each of the stock options were granted ten years prior to the expiration date and vest in three equal annual installments on the anniversary of the grant date.

(3)	Each of the stock options were granted seven years prior to the expiration date and vest in three equal annual installments on the anniversary of the grant date.

(4)
Amounts represent the threshold level of payout of performance shares underlying outstanding awards. Performance shares vest in full upon the attainment of three year return on invested capital during the January 1, 2010 to December 31, 2012 performance period. Performance goals were not met and the shares were subsequently forfeited.

(5)	Shares of restricted stock vest on February 2, 2014, the third anniversary of the grant date.

(6)	Shares of restricted stock vest in three equal annual installments commencing on February 8, 2013.

(7)	Shares of restricted stock vest in two equal installments on May 4, 2013 and May 4, 2014.

(8)
Messrs. Rolls and Botsford left the company on May 19, 2012. Pursuant to the terms of the company's Executive Severance Plan, Messrs. Rolls and Botsford may exercise any vested stock options until the one year anniversary of their termination date, or May 19, 2013.

OPTION EXCERCISES AND STOCK VESETED IN 2012

The following table provides information on stock option exercises and the vesting of restricted stock awards for the named executive officers during 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Ralph P. Scozzafava	—	$—	—	$—
Vance C. Johnston	—	—	—	—
Daniel R. Bradley	—	—	—	—
Raymond J. Johnson	—	—	5,000	9,425
Edward D. Teplitz	—	—	666	793
Steven G. Rolls	—	—	3,334	5,318
Jon D. Botsford	—	—	4,166	7,186

(1)
Represents the amount realized based on the fair market value of our common stock on the vesting date. The fair market value was determined using the high and low value of our common stock on the vesting date.

NONQUALIFIED DEFERRED COMPENSATION

The table below provides information on the nonqualified deferred compensation of the named executives in 2012, under our Deferred Compensation Plan. Our Deferred Compensation Plan is a nonqualified, unfunded defined contribution plan. The plan in effect on December 29, 2012, allows highly compensated employees, including executive officers, to defer up to 90% of salary and other eligible compensation. Company matching contributions are made at the same rate as provided in our qualified 401(k) plan on earnings in excess of the tax code limit of $250,000 in 2012 and are immediately vested if hired prior to January 1, 2012. All contributions to the Deferred Compensation Plan are credited at the election of the executive into the same funds available for contribution under our 401(k) plan. Participants begin receiving distributions after retirement or termination of employment or if specifically elected by the participant, in a specified year while actively employed.

Name	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year(1)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(2)
Ralph P. Scozzafava	—	—	—	—	—
Vance C. Johnston	$16,139	—	$3,633	—	$19,802
Daniel R. Bradley	—	—	—	—	—
Raymond J. Johnson	—	—	—	—	—
Edward D. Teplitz	—	—	—	—	—
Steven G. Rolls	$26,879	—	$3,940	-$30,819	—
Jon D. Botsford	—	—	—	—	—

(1)	There were no above-market returns in 2012 on account balances held in the nonqualified deferred compensation plan.

(2)	All executive contributions and contributions by us have been reported in the Summary Compensation Table in prior years.

POTENTIAL PAYMENTS UPON
TERMINATION OR CHANGE OF CONTROL

The section below describes the payments that may be made to named executive officers upon an executive's employment with our company being terminated pursuant to individual agreements in effect on December 29, 2012.

Employment Agreements

We amended and restated the employment agreement with Ralph P. Scozzafava effective July 1, 2010. The terms of this agreement terminate effective June 30, 2013. Under the terms of this employment agreement, if Mr. Scozzafava is terminated by us without cause or if he is constructively terminated at anytime, including following a change in control of our company, he is entitled to receive the following under the terms of the agreement:

•	two years of base salary plus a payment that represents the target annual bonus for the year of termination multiplied by two;

•	a pro-rated annual bonus under the short-term incentive plan in effect on the termination date payable as if Mr. Scozzafava had remained an employee throughout the period;

•
a prorated cash bonus under the long-term incentive plan in effect on the termination date if at least 18 months of the three year performance period has lapsed payable as if Mr. Scozzafava had remained an employee throughout the period;

•
immediate vesting of any unvested equity awards that were outstanding on the date of the termination of his employment if pursuant to the terms of the awards and our equity plans he is entitled to accelerated vesting;

•	two years of continued health, dental and vision coverage on an after-tax basis;

•	one year of continued participation in the company's welfare plans, other than health, dental, vision and the long-term and short-term disability plans; and

•	reimbursement for expenses associated with outplacement services, job search expenses and financial counseling costs up to $40,000.

For a period of two years following termination of his employment, Mr. Scozzafava will be subject to a non-compete. Constructive termination under the agreement means termination by Mr. Scozzafava due to a material diminution in Mr. Scozzafava's authority, duties or responsibilities; a change in the geographic location of the executive's position; or a material reduction in base pay, incentive compensation and benefits.

Executive Severance Plan

We amended and restated our Executive Severance Plan effective July 1, 2010. Our Executive Severance Plan covers certain executives, including our named executive officers other than Mr. Scozzafava. Under this plan, if the executive's employment is terminated by us without cause or the executive is constructively terminated, the executive is entitled to receive the following:

•	one year of base salary plus a payment that represents the target annual bonus for the year of termination;

•	a pro-rated annual bonus under the short-term incentive plan in effect on the termination date payable as if the executive had remained an employee throughout the period;

•
a prorated cash bonus under the long-term incentive plan in effect on the termination date if at least 18 months of the three year performance period has lapsed payable as if the executive had remained an employee throughout the period;

•
immediate vesting of any unvested equity awards that were outstanding on the date of termination if pursuant to the terms of the awards and our equity plans the executive is entitled to accelerated vesting;

•	one year of continued participation in all of the company's welfare plans (including health, dental and vision coverage on an after-tax basis) other than long-term and short-term disability; and

•	reimbursement for expenses associated with outplacement services, job search expenses and financial counseling costs up to $40,000.

For a period of twelve months following termination of employment, each executive will be subject to a non-compete. Constructive termination under the plan means termination of employment due to a material diminution in the executive's authority, duties or responsibilities; a change in the geographic location of the executive's position; or a material reduction in base pay, incentive compensation and benefits.

Change in Control Agreements

We have Change in Control Agreements with each of our named executive officers, other than Mr. Scozzafava, which current term ends on December 31, 2013, and continues in effect for successive one year periods unless either party terminates the agreement by providing at least three months written notice prior to the expiration. Under the Change in Control Agreements, if the executive's employment is terminated by us without cause or the executive is constructively terminated within two years following a Change in Control, the executive is entitled to receive the following:

•	one and one-half years of base salary plus a payment that represents the target annual bonus for the year of termination multiplied by 1.5;

•	a pro-rated annual bonus under the short-term incentive plan in effect on the termination date payable as if the executive had remained an employee throughout the period;

•
a prorated cash bonus under the long-term incentive plan in effect on the termination date if at least 18 months of the three year performance period has lapsed payable as if the executive had remained an employee throughout the period;

•
immediate vesting of any unvested equity awards that were outstanding on the date of the termination of the executive's employment if pursuant to the terms of the awards and our equity plans the executive is entitled to accelerated vesting;

•	one and one-half years of continued health, dental and vision coverage on an after-tax basis;

•	one year of continued participation in all of the company's welfare plans (other than health, dental and vision coverage and long-term and short-term disability); and

•	reimbursement for expenses associated with outplacement services, job search expenses and financial counseling costs up to $40,000.

For a period of one and one-half years following termination of employment, each executive will be subject to a non-compete. Constructive termination under the agreements means termination of employment due to a material diminution in the executive's authority, duties or responsibilities; a change in the geographic location of the executive's position; or a material reduction in base pay, incentive compensation and benefits.

Termination and Change in Control Table for 2012

The tables below outline the potential payments to our Chief Executive Officer and other named executive officers upon the occurrence of certain termination triggering events. The amounts in the tables assume that the listed officer left our company effective December 29, 2012 and that the price per share of our common stock on that date was $1.11. Amounts actually received should any of the named executive officers cease to be employed by our company will vary based on factors such as the timing during the year of any such event, our stock price, and any changes to our benefit arrangements and policies. Named executive officers will be entitled to receive all amounts accrued and vested under our 401(k) plan and deferred compensation plans in which the named executive officer participates. These amounts will be determined and paid in accordance with the applicable plans and are not included in the tables because they are not termination payments.

Ralph P. Scozzafava
Chairman of the Board & Chief Executive Officer
		Involuntary Termination
Executive Benefits & Payments Upon Termination (1)	Voluntary Termination	For Cause	Not For Cause	Death	Disability	Change in Control (7)
Compensation
Severance	—	—	$3,000,000	—	—	$3,000,000
Short-Term Incentive Plan (2)	—	—	308,775	$308,775	$308,775	308,775
Long-Term Incentive Plan (2)	—	—	233,193	233,193	233,193	233,193
Stock Options (Unvested & Accelerated) (3)	—	—	—	—	—	—
Restricted Stock (Unvested & Accelerated) (3)	—	—	—	—	—	428,463
Performance Awards (Unvested & Accelerated) (3)	—	—	2,000,007	$2,000,007	$2,000,007	4,000,015
Benefits
Benefits Continuation (4)	—	—	26,764	—	—	26,764
280G Tax Gross-Up (5)	—	—	—	—	—	—
Other Benefits (6)	—	—	40,000	—	—	40,000
TOTAL	—	—	$5,608,739	$2,541,975	$2,541,975	$8,037,210

Vance C. Johnston
Chief Financial Officer
		Involuntary Termination
Executive Benefits & Payments Upon Termination (1)	Voluntary Termination	For Cause	Not For Cause	Death	Disability	Change in Control (7)
Compensation
Severance	—	—	$487,500	—	—	$731,250
Short-Term Incentive Plan (2)	—	—	92,844	$92,844	$92,844	92,844
Long-Term Incentive Plan (2)	—	—	17,101	17,101	17,101	17,101
Stock Options (Unvested & Accelerated) (3)	—	—	—	—	—	—
Restricted Stock (Unvested & Accelerated) (3)	—	—	—	—	—	31,421
Performance Awards (Unvested & Accelerated) (3)	—	—	46,950	46,950	46,950	93,900
Benefits
Benefits Continuation (4)	—	—	13,212	—	—	19,583
280G Tax Gross-Up (5)	—	—	—	—	—	—
Other Benefits (6)	—	—	40,000	—	—	40,000
TOTAL	—	—	$697,607	$156,895	$156,895	$1,026,099

Daniel R. Bradley
President-Designer Brands
		Involuntary Termination

Executive Benefits & Payments Upon Termination (1)	Voluntary Termination	For Cause	Not For Cause	Death	Disability	Change in Control (7)
Compensation
Severance	—	—	$494,400	—	—	$741,600
Short-Term Incentive Plan (2)	—	—	150,086	$150,086	$150,086	150,086
Long-Term Incentive Plan (2)	—	—	29,849	29,849	29,849	29,849
Stock Options (Unvested & Accelerated) (3)	—	—	—	—	—	—
Restricted Stock (Unvested & Accelerated) (3)	—	—	—	—	—	54,844
Performance Awards (Unvested & Accelerated) (3)	—	—	74,995	74,995	74,995	149,990
Benefits
Benefits Continuation (4)	—	—	8,610	—	—	12,641
280G Tax Gross-Up (5)	—	—	—	—	—	—
Other Benefits (6)	—	—	40,000	—	—	40,000
TOTAL	—	—	$797,940	$254,930	$254,930	$1,179,010

Raymond J. Johnson
Senior Vice President- Global Supply Chain
		Involuntary Termination
Executive Benefits & Payments Upon Termination (1)	Voluntary Termination	For Cause	Not For Cause	Death	Disability	Change in Control (7)
Compensation
Severance	—	—	$622,500	—	—	$933,750
Short-Term Incentive Plan (2)	—	—	139,303	$139,303	$139,303	139,303
Long-Term Incentive Plan (2)	—	—	25,841	25,841	25,841	25,841
Stock Options (Unvested & Accelerated) (3)	—	—	—	—	—	—
Restricted Stock (Unvested & Accelerated) (3)	—	—	—	—	—	86,318
Performance Awards (Unvested & Accelerated) (3)	—	—	106,195	106,195	106,195	212,389
Benefits
Benefits Continuation (4)	—	—	8,771	—	—	12,802
280G Tax Gross-Up (5)	—	—	—	—	—	—
Other Benefits (6)	—	—	40,000	—	—	40,000
TOTAL	—	—	$942,610	$271,339	$271,339	$1,450,403

Edward D. Teplitz
President- Thomasville
		Involuntary Termination
Executive Benefits & Payments Upon Termination (1)	Voluntary Termination	For Cause	Not For Cause	Death	Disability	Change in Control (7)
Compensation
Severance	—	—	$642,720	—	—	$964,080
Short-Term Incentive Plan (2)	—	—	84,717	$84,717	$84,717	84,717
Long-Term Incentive Plan (2)	—	—	40,420	40,420	40,420	40,420
Stock Options (Unvested & Accelerated) (3)	—	—	—	—	—	—
Restricted Stock (Unvested & Accelerated) (3)	—	—	—	—	—	74,268
Performance Awards (Unvested & Accelerated) (3)	—	—	249,993	249,993	249,993	499,986
Benefits
Benefits Continuation (4)	—	—	13,407	—	—	19,779
280G Tax Gross-Up (5)	—	—	—	—	—	—
Other Benefits (6)	—	—	40,000	—	—	40,000
TOTAL	—	—	$1,071,257	$375,130	$375,130	$1,723,250

(1)
For purposes of this analysis, we assumed the compensation of each executive is as follows: Mr. Scozzafava, current base salary is equal to $750,000 with a short-term incentive target equal to 100% of base salary and a long-term incentive target equal to 245.3%; Mr. Johnston, current base salary is equal to $325,000 with a short-term incentive target equal to 50% of base salary and a long-term incentive target equal to 50%; Mr. Bradley, current base salary is equal to $329,600 with a short-term incentive target equal to 50% of base salary and a long-term incentive target equal to 73.6%; Mr. Johnson, current base salary is equal to $415,000 with a short-term incentive target equal to 50% of base salary and a long-term incentive target equal to 49.1%; and Mr. Teplitz, current base salary is equal to $401,700 with a short-term incentive target equal to 60% of base salary and a long-term incentive target equal to 81.8%.

(2)
The table assumes the payout of the earned yet unpaid cash incentives under the 2012 Short-Term Incentive Plan and the 2012-2014 Long-Term Incentive Plan because threshold performance targets were achieved under both plans. In addition, the table assumes the payout of a portion of the Drive For Results Incentive Plan due to the achievement of individual performance objectives. Assumes that no payouts will be made under the cash portion of the 2010-2012 Performance Share Plan because performance targets were not met, and assumes that no payouts will be made under the cash portion of the 2011-2013 Long-Term Incentive Plan because it is no longer probable that payouts will be made under the plan.

(3)
Unvested stock options and restricted stock awards awarded under the 2010 Omnibus Incentive Plan will vest on a change in control unless the awards are continued or substituted for in connection with a change in control. This table assumes that the awards were not continued or substituted for in connection with the change in control. As of December 29, 2012, the outstanding restricted stock units payout at $6.26 per share on a change in control and $3.13 per share in the event of an involuntary termination of employment without cause, death and disability.

(4)	Benefits continuation includes the cost of continuing health, dental and vision, as well as life insurance and accidental death and dismemberment insurance.

(5)	Effective December 31, 2011, the executive's right to an excise tax gross-up is eliminated.

(6)	Other benefits include cost of outplacement services, reasonable job hunting expenses, and travel expenses up to $40,000.

(7)	Assumes that the executive was involuntarily terminated-not for cause following a change in control.

Messrs. Rolls and Botsford left the company's employment on May 19, 2012. In accordance with the terms of the company's Executive Severance Plan, Messrs. Rolls and Botsford received the benefits payable to executives upon an involuntary termination of employment without cause. This included a severance payment of $760,000 to Mr. Rolls and a severance payment of $525,000 to Mr. Botsford, and a pro-rata short term incentive payment of $34,112 to Mr. Rolls and $20,946 to Mr. Botsford. In addition, pursuant to the terms of the 2008 restricted stock units, we paid Mr. Rolls $375,055 and Mr. Botsford $249,993, which is an amount equal to $3.13 per vested restricted stock unit held by such executive on their last date of employment with the company.

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Proposal 7)

We are providing our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers. While this vote is advisory and therefore not binding, it is important and will provide us with information regarding our stockholders' sentiment about our executive compensation philosophy, policies and practices, which our Human Resources Committee will be able to consider when determining future executive compensation.

As we discussed in the Compensation Discussion and Analysis which begins on page 30, the ultimate objective of our executive compensation program is to retain, attract and motivate leaders who create long-term value for our stockholders. Underlying this objective is our goal to pay for performance such that an executive's total compensation reflects our company's performance. This pay for performance philosophy must be balanced however, with the need to retain qualified executives through the company's turnaround. Our company has been faced with several challenges over the last few years, including the external challenges of the economic downturn and housing crisis, as well as certain internal challenges, which have all had an impact on our financial results, and ultimately, our executive officers' total realized compensation.

For three years, from 2009 through 2011, executive base salaries were frozen, the company's short-term incentive plan had not paid out and the company's performance-based long-term incentive compensation had not paid out due to the failure to achieve financial performance goals established by the Committee. As a result, each executive's actual compensation is well below the target median of our peer group and retention is a key concern for the Board. In light of this and the other factors described in the Compensation Discussion and Analysis, the Human Resources Committee made the following decisions in 2012 with respect to executive compensation:

•	Maintained base salaries for the majority of the executives and approved three percent salary increases for two executives that had not received raises in over four years.

•
Approved a short-term incentive plan with the objective of rewarding executives for the achievement of annual net earnings, annual net sales goals and individual objectives, which plan would not payout unless threshold net earnings was achieved. The lower threshold level of net earnings was included in order to increase the probability that at least some incentive would be paid to employees upon the achievement of financial performance objectives close to target.

•
Approved a new Drive For Results incentive plan to encourage key employees (other than the Chief Executive Officer) to remain employed with our company and to reward the achievement of individual strategic and financial performance objectives for each individual's business unit or area of responsibility.

•
Approved a long-term incentive plan based on three separate, annual return on invested capital targets established at the beginning of each year rather than a full three-year performance target with half of the payout being paid in the year earned and the remainder being paid at the end of the full three-year performance period. The purpose of this was to alleviate retention concerns associated with the lack of incentive payouts under the company's long-term incentive plans while balancing these concerns with the need to encourage executives to focus on the company's long-term business objectives.

Due to these actions in 2012, threshold performance measures were achieved for the first time in several years under the company's incentive plans and executives received a payout of 33% to 75% of the executive's target short-term incentive, 10% to 66% of the executive's target Drive For Results incentive and 50.7% of the cash portion of their target long-term incentive. These incentive payments represent 15.6% of the total funding for the incentive pools under the company's short-term and Drive For Results incentive plans, with the remainder of the funding being paid out to our other employees.

We believe the information we have provided in this Proxy Statement demonstrates that our executive compensation program was designed appropriately to retain, attract and motivate executives who create long-term value for our stockholders. Accordingly, we request approval of the company's executive compensation program and specifically, the resolution set forth below:

“RESOLVED, that the stockholders approve, in an advisory vote, the compensation of the company's named executive officers as disclosed pursuant to the SEC's compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables) in this Proxy Statement.”

The Board of Directors recommends that stockholders vote “FOR” the approval of the compensation of our named executive officers.

OWNERSHIP OF SECURITIES

Ownership of Our Voting Stock

The following table provides information about the beneficial ownership of shares of our common stock as of March 8, 2013, by each person or group that, to our knowledge, beneficially owns more than 5% of the outstanding shares of our common stock; by each of our current directors and each nominee for election as a director; by each of our named executive officers; and all of our directors and named executive officers as a group. The persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and unless otherwise noted in the notes that follow. Percentage of beneficial ownership is based on 56,314,585 shares of common stock outstanding as of the close of business on March 8, 2013. Each share of common stock is entitled to one vote.

Unless otherwise indicated below, the address for each listed director and executive officer is Furniture Brands International, Inc., 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105.

Name of Beneficial Owner	Number of shares	Percent
5% Stockholder
Samson Holding Ltd. (1)	7,221,373	12.82%
Royce & Associates, LLC (2)	3,979,745	7.07%
Dimensional Fund Advisors LP (3)	3,081,278	5.47%

Executive Officers and Directors
Ralph P. Scozzafava (4)	1,414,095	2.48%
Vance C. Johnston (5)	45,759	*
Daniel R. Bradley (6)	107,656	*
Raymond J. Johnson (7)	158,549	*
Edward D. Teplitz (8)	142,695	*
Kent J. Hussey(9)	44,248	*
Ira D. Kaplan (10)	35,977	*
Ann S. Lieff (11)	37,171	*
Aubrey B. Patterson	38,202	*
George E. Ross, Ph.D. (12)	41,338	*
James M. Zimmerman (13)	42,484	*
All Directors and Executive Officers as a Group (11)	2,108,174	3.69%
___________________
* Less than one percent.

(1)
According to a Schedule 13D/A filed by Samson Holding Ltd. with the SEC on February 22, 2008, this consists of 7,221,373 shares of common stock beneficially owned by Samson Holding Ltd., which we refer to as Samson. According to the filing, Samson has shared voting power and shared dispositive power over 7,221,373 shares of common stock. Also included as reporting persons are Advent Group Limited, Magnificent Capital Holding Limited, Mr. Shan Huei Kuo and Ms. Yi-Mei Liu, all of whom have shared voting power and shared dispositive power as to 7,211,373, all as a result of their direct or indirect ownership of a controlling interest in Samson and which or whom may be deemed to beneficially own and have shared power to vote, dispose or to direct the disposition of those shares beneficially owned by Samson. The address of Samson is Level 28, Three Pacific Place, 1 Queen's Road East, Hong Kong.

(2)
According to a Schedule 13G/A filed by Royce & Associates, LLC with the SEC on January 11, 2013, this consists of 3,979,745 shares of common stock beneficially owned by Royce & Associates, LLC. According to the filing, Royce & Associates, LLC has sole voting power and sole dispositive power over all of the shares. The address of Royce & Associates, LLC is 745 Fifth Avenue, New York, New York 10151.

(3)
According to a Schedule 13G/A filed by Dimensional Fund Advisors LP with the SEC on February 11, 2013, this consists of 3,081,278 shares beneficially held by Dimensional Fund Advisors LP, which we refer to as DFA. The securities are owned by various investment companies, trusts and separate accounts that DFA serves as investment advisor, sub-advisor and/or investment manager. DFA does not possess voting and/or investment power over the shares, but may be deemed to beneficially own the shares. According to the Schedule 13G/A, DFA has sole voting power over 3,006,057 shares of common stock and sole dispositive power over 3,081,278 shares of common stock. The address of DFA is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746.

(4)
Includes 682,492 shares of common stock subject to options that are exercisable within 60 days of March 8, 2013. Also includes 281,717 shares of common stock underlying restricted stock awards with which Mr. Scozzafava has sole voting power but no current investment power and 311,666 shares held in a revocable trust.

(5)
Includes 15,781 shares of common stock subject to options that are exercisable within 60 days of March 8, 2013. Also includes 20,659 shares of common stock underlying restricted stock awards with which Mr. Johnston has sole voting power but no current investment power.

(6)
Includes 27,546 shares of common stock subject to options that are exercisable within 60 days of March 8, 2013. Also includes 36,060 shares of common stock underlying restricted stock awards with which Mr. Bradley has sole voting power but no current investment power.

(7)
Includes 53,815 shares of common stock subject to options that are exercisable within 60 days of March 8, 2013. Also includes 66,207 shares of common stock underlying restricted stock awards with which Mr. Johnson has sole voting power but no current investment power.

(8)
Includes 37,302 shares of common stock subject to options that are exercisable within 60 days of March 8, 2013. Also includes 48,831 shares of common stock underlying restricted stock awards with which Mr. Teplitz has sole voting power but no current investment power.

(9)	Includes 44,248 shares of common stock underlying restricted stock awards with which the director has sole voting power but no current investment power.

(10)	Includes 949 shares of common stock underlying restricted stock awards with which Mr. Kaplan has sole voting power but no current investment power.

(11)	Includes 4,893 shares of common stock underlying restricted stock awards with which Ms. Lieff has sole voting power but no current investment power.

(12)	Includes 5,894 shares of common stock underlying restricted stock awards with which Dr. Ross has sole voting power but no current investment power.

(13)	Includes 3,768 shares of common stock underlying restricted stock awards with which Mr. Zimmerman has sole voting power but no current investment power.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers and persons who own more than ten percent of a registered class of equity securities to file with the U.S. Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of our company. Such reporting persons are required by rules of the SEC to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2012 and written representations that no reports on Form 5 were required, we believe that our directors, executive officers and greater than ten percent stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2012.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures

The Governance and Nominating Committee is responsible for review, approval, or ratification of “related person transactions” involving our company and related persons. A related person is a director, officer, nominee for director, or 5% stockholder of our company, and their immediate family members. We have adopted written policies and procedures that apply to any transaction or series of transactions in which we are a participant, the amount involved exceeds $120,000, and a related person has a direct or indirect interest.

Under our Corporate Governance Guidelines, the Governance and Nominating Committee will in addition to any other factors that it deems appropriate, analyze whether the terms are fair to our company, whether the transaction is material, the role of the related person in the transaction, the structure of the transaction and the interests of all related persons in the transaction. A related person transaction will only be approved or ratified by the Governance and Nominating Committee if the transaction is beneficial to us and the terms are fair to us.

Management presents all related person transactions to the Governance and Nominating Committee for review. The Governance and Nominating Committee determines whether the related person has a material interest in a transaction and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion.

Related Person Transactions

In 2007, Samson Holding Ltd., and entities affiliated with Samson Holding, acquired more than five percent of our common stock in open market transactions. Prior to their acquisition and since their acquisition of our stock, we have purchased certain case goods from entities affiliated with Samson Holding. We paid entities affiliated with Samson Holding approximately $18.2 million for goods that we purchased during 2012. In addition, Mr. Shan Huei Kuo and his spouse, Ms. Yi-Mei Liu, may be deemed to beneficially own the shares held by Samson Holding due to Mr. Kuo's and Ms. Liu's controlling interest in Samson Holding. Mr. Kuo and Ms. Liu own retail furniture stores in the U.S., and these retail stores paid us approximately $0.2 million for furniture that we sold to them in 2012.

OTHER MATTERS

Stockholder Proposals

Under SEC rules, a stockholder who intends to present a proposal, including nomination of a director, at our 2014 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to Meredith M. Graham, our Corporate Secretary, at 1 North Brentwood Boulevard, 15th Floor, St. Louis, Missouri 63105, before November 20, 2014. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

A stockholder who wishes to submit a proposal to be considered at our 2014 Annual Meeting of Stockholders and who intends that it not be included in our proxy statement and form of proxy relating to the 2014 Annual Meeting, may do so pursuant to our Bylaws. If a stockholder wants to submit a proposal for the 2014 Annual Meeting, the stockholder must submit the proposal or nomination between January 2, 2014 and February 1, 2014. If the 2014 Annual Meeting of Stockholders is held more than 30 days before or 60 days after the anniversary of the 2014 Annual Meeting, the stockholder must submit any such proposal or nomination no earlier than the 120th day before the 2014 Annual Meeting and no later than the 90th day before the 2014 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The submission must include information specified in our Bylaws concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our stock. We will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our Bylaws. To make a submission or to request a copy of our Bylaws, stockholders should contact our Corporate Secretary. We strongly encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

Other Information

We do not know of any matters that may properly come before the meeting other than those referred to in the accompanying Notice of Annual Meeting of Stockholders or other matters incident to the conduct of the meeting. As to any other matter or proposal that may properly come before the meeting, including voting for the election of any person as a director in place of a nominee named herein who becomes unable or declines to serve and voting on a proposal omitted from this Proxy Statement pursuant to the rules of the SEC, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board of Directors,

Meredith M. Graham
Corporate Secretary

March 22, 2013

APPENDIX A
AMENDED AND RESTATED
STOCKHOLDERS RIGHTS AGREEMENT

This AMENDED AND RESTATED STOCKHOLDERS RIGHTS AGREEMENT, dated as of June 18, 2012 (this “Agreement”) by and between Furniture Brands International, Inc., a Delaware corporation (the “Company”), and American Stock Transfer and Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

WHEREAS, the Company previously entered the Stockholders Rights Agreement, dated as of August 3, 2009 (the “Original Rights Agreement”).

WHEREAS, in connection with the Original Rights Agreement, effective August 3, 2009 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a distribution of one right for each share of Common Stock, no par value, of the Company (the “Common Stock”) outstanding at the Close of Business (as such term is defined herein) on August 13, 2009 (the “Record Date”), and authorized the issuance of one such right (as such number may hereafter be adjusted pursuant hereto) for each share of Common Stock that shall become outstanding (whether originally issued or delivered from the Company's treasury) between the Record Date and, except as otherwise provided in Section 23 herein, the Distribution Date, each such right (a “Right” and together with all other such rights distributed or issued pursuant hereto, the “Rights”) initially representing the right to purchase, upon the terms and subject to the conditions hereinafter set forth, one Unit of Series B Preferred Stock (as defined herein).

WHEREAS, the Company amended and restated the Original Rights Agreement, effective February 26, 2010 (the “2010 Rights Agreement”).

WHEREAS, as of the date hereof, the Rights are redeemable under the 2010 Rights Agreement, and the Company desires to amend and restate the terms of the 2010 Rights Agreement.

WHEREAS, effective as of 5:00 p.m. New York time, on June 18, 2012, this Agreement amends and restates, and supersedes in its entirety, the 2010 Rights Agreement, and from and after such time, each outstanding Right and each Right hereafter issued shall be exercisable in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)    “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.75% or more of the shares of Common Stock then outstanding, but shall not include the Company, any Related Person, or any Exempt Person. Notwithstanding the foregoing:

(i)    No Person shall become an “Acquiring Person” as the result of: (A) an acquisition of Common Stock by the Company, which, by reducing the number of shares of Common Stock outstanding, increases the percentage of the shares of Common Stock Beneficially Owned by such Person, together with all Affiliates and Associates of such Person, to 4.75% or more of the shares of Common Stock then outstanding, (B) the grant of any equity compensation award (including, without limitation, an equity compensation award in the form of options, warrants, rights, restricted stock, or similar securities) by the Company to such Person if such person is a director, officer, employee, or agent of the Company, or any adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, (C) any unilateral grant of any security by the Company to such Person, or (D) an Exempt Transaction; provided, however, that a Person who or which, together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of shares of Common Stock representing 4.75% or more of the shares of Common Stock then outstanding by reason of any of the transactions described in (A) through (D) of this Section 1(a)(i) shall nevertheless be deemed to be an “Acquiring Person” if, subject to Section 1(a)(ii), such Person, together with all Affiliates and Associates of such Person, thereafter (and while such Person, together with the Affiliates and Associates of such Person, continues to be the Beneficial Owner of 4.75% or more of the then outstanding shares of Common Stock) becomes the Beneficial Owner of any additional shares of Common Stock, except as a result of (w) a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Stock, (x) the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Stock, (y) the grant of any equity compensation award (including, without limitation, an equity compensation award in the form of options, warrants, rights, restricted stock, or similar securities) by the Company to such Person if such person is a director, officer, employee, or agent of

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the Company, or any adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, or (z) any unilateral grant of any security by the Company to such Person; and

(ii)    If the Board of Directors determines that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to this Section 1(a), has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of the then-outstanding Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) (such a Person, an “Inadvertent Acquiror”), then (except as provided in the next sentence of this subsection (a)(ii)) such Person shall not be deemed to be or to have become an “Acquiring Person” for any purposes of this Agreement. Notwithstanding the first sentence of this subsection (a)(ii), unless the Board of Directors determines pursuant to Section 1(s)(ii) of this Agreement that an Inadvertent Acquiror is an Exempt Person, if an Inadvertent Acquiror (or such Inadvertent Acquiror's Affiliates and Associates) does not divest as promptly as practicable (but in no event later than 15 Business Days (or such later date as determined by the Board of Directors) after receipt of written notice from the Company that the Board of Directors has determined such Person to be an Inadvertent Acquiror) a sufficient number of shares of Common Stock so that such Person, together with all Affiliates and Associates of such Person, no longer Beneficially Owns 4.75% or more of the shares of Common Stock then outstanding, then such Person shall, at the end of such 15 Business Day Period (or the end of such longer period as determined by the Board of Directors), become an “Acquiring Person” (and the exception provided by this subsection (a)(ii) shall no longer apply to such Person).

(b)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, as in effect on the date of this Agreement, and to the extent not included within the foregoing clause of this Section 1(b), shall also include, with respect to any Person, any other Person (whether or not a Related Person or an Exempt Person) whose shares of Common Stock would be deemed constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person pursuant to the provisions of the Code, or any successor provision or replacement provision, and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

(c)    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” and to have “Beneficial Ownership” of any securities:

(i)    that such Person or any of such Person's Af-filiates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 of the Exchange Act Regulations as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of, any security if the agreement, ar-rangement, or understanding to vote such security that would otherwise render such Person the Beneficial Owner of such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act and the Exchange Act Regulations, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report);

(ii)    that such Person or any of such Person's Af-filiates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offer-ing of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants, or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own or to have Beneficial Ownership of (x) securities tendered pursuant to a tender or exchange offer made in accordance with the Exchange Act Regulations by or on behalf of such Person or any of such Person's Af-filiates or Associates until such tendered securities are accepted for purchase or exchange, or (y) securities issuable upon exercise of Rights at any time prior to the occurrence of a Triggering Event, or (z) securities issuable upon exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof (the “Original Rights”) or pursuant to Section 11(a) hereof in connection with an adjustment made with respect to any Original Rights; or (B) the right to vote pursuant to any agreement, arrangement, or understanding (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c));

(iii) that are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate or Associate of such Person) with which such Person (or any of such Person's Affiliates or Associates) has any agreement, arrangement,

A-2

or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to subparagraph (i) of this paragraph (c)), or disposing of any such securities; or

(iv) to the extent not included within the foregoing subparts (i), (ii), or (iii) of this Section 1(c), and notwithstanding anything in this Section 1(c) to the contrary, that such Person would be deemed to constructively own or that otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the Treasury Regulations thereunder.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Beneficially Own hereunder.

(d)    “Board of Directors” shall mean the Board of Directors of the Company or any duly authorized committee thereof.

(e)    “Book Entry” shall mean an uncertificated book entry for the Common Stock.

(f)    “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in New York City, New York are authorized or obligated by law or executive order to close.

(g)    “Certificate of Incorporation” shall mean the Restated Certificate of Incorporation of the Company, as filed with the Office of the Secretary of State of the State of Delaware (the “Secretary of State”) on August 3, 1992, as amended by the Certificate of Amendment filed with the Secretary of State on May 5, 1993, the Certificate of Ownership and Merger filed with the Secretary of State on February 26, 1996, the Certificate of Amendment filed with the Secretary of State on April 26, 2002, the Certificate of Elimination filed with the Secretary of State on August 3, 2009, and the Certificate of Designation of the Series B Preferred Stock of the Company filed with the Secretary of State on August 3, 2009 (the “Certificate of Designation”), as the same may hereafter be amended or restated.

(h)    “Close of Business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i)    “Closing Price” shall mean, with respect to any security on any given day, the last sale price, regular way, of such security or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, on the principal trading market on which such security is then traded.

(j)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(k)    “Common Stock” shall have the meaning set forth in the Preamble to this Agreement.

(l)    “Common Equity Interest” when used with reference to any Person other than the Company shall mean the class or series of capital stock (or equity interest) with the greatest voting power (in relation to any other classes or series of capital stock (or equity interest)) of such other Person.

(m)    “Definitive Acquisition Agreement” shall mean any agreement entered into by the Company that is conditioned on the approval by the holders of not less than a majority of the voting power of the outstanding shares of Common Stock, at a meeting of stockholders with respect to (A) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Company or (B) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Company)

(n)    “Distribution Date” shall have the meaning set forth in Section 3(a).

(o)    “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

(p)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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(q)    “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act.
(r)    “Exchange Ratio” shall have the meaning set forth in Section 24(a).

(s)    “Exempt Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person:

(i) is the Beneficial Owner of securities on the Rights Dividend Declaration Date representing 4.75% or more of the shares of Common Stock outstanding on the Rights Dividend Declaration Date, provided, however, that any such Person described in this clause (i) shall no longer be deemed to be an Exempt Person and shall be deemed an Acquiring Person if such Person, together with all Affiliates and Associates of such Person (and while such Person, together with the Affiliates and Associates of such Person, continues to be the Beneficial Owner of 4.75% or more of the then outstanding shares of Common Stock) either (A) becomes the Beneficial Owner of additional securities representing one-half of one percent (0.5%) or more of the shares of Common Stock then outstanding or (B) becomes the Beneficial Owner of additional securities and upon acquiring such Beneficial Ownership is, together with such Person's Affiliates and Associates, the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding, except in each case when Beneficial Ownership of such additional securities is a result of (w) a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Stock, (x) the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Stock, (y) the grant of any equity compensation award (including, without limitation, an equity compensation award in the form of options, warrants, rights, restricted stock, or similar securities) by the Company to such Person if such person is a director, officer, employee, or agent of the Company, or any adjustment to the number of shares of Common Stock represented by such equity compensation award pursuant to the terms thereof, or (z) any unilateral grant of any security by the Company to such Person; or

(ii) is a Beneficial Owner of 4.75% or more of the shares of Common Stock outstanding (but less than 20% of the shares of Common Stock outstanding) and whose Beneficial Ownership the Board of Directors has determined, in its sole discretion, would not jeopardize or endanger the availability to the Company of its NOLs; provided, however, that the Board of Directors makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board of Directors has determined, in accordance with Section 1(a)(ii) of this Agreement, that such a person is an “Inadvertent Acquiror”; and provided, further, that, if a Person is an Exempt Person solely by reason of this clause (ii), then such Person shall cease to be an Exempt Person if (A) such Person, together with the Affiliates and Associates of such Person, ceases to Beneficially Own 4.75% or more of the shares of the then outstanding Common Stock or (B) the Board of Directors, in its sole discretion, makes a contrary determination about the effect of such Person's Beneficial Ownership on the availability to the Company of its NOLs.

For the avoidance of doubt, the Board of Directors, in its sole discretion, may condition its determination that any Person, together with the Affiliates and Associates of such Person, is an Exempt Person upon such Person and/or such Person's Affiliates or Associates entering into an agreement with the Company providing for restrictions or limitations on the right or ability of such Person and/or such Person's Affiliates and Associates to acquire or dispose of Beneficial Ownership of Common Stock.

A purchaser, assignee, or transferee of the shares of Common Stock (or options, rights, or warrants exercisable for Common Stock) from an Exempt Person shall not thereby become an Exempt Person, except that a transferee from the estate of an Exempt Person who receives Common Stock as a bequest or inheritance from an Exempt Person shall be an Exempt Person so long as such Person continues to be the Beneficial Owner of 4.75% or more of the then outstanding shares of Common Stock. For the avoidance of doubt, nothing in this definition of “Exempt Person” is intended to limit the authority of the Board of Directors to redeem the Rights in accordance with Section 23 of this Agreement, to exchange all or part of the then outstanding and exercisable Rights in accordance with Section 24 of this Agreement, to supplement or amend this Agreement in accordance with Section 27 of this Agreement, or to interpret and administer this Agreement in accordance with Section 29 of this Agreement.

(t)    “Exempt Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion and before the consummation of such transaction, is exempt, which determination shall be irrevocable; provided, however, that the Board of Directors may not exempt any transaction that results in any Person (other than the Company or a Related Person), together with the Affiliates and Associates of such Person, beneficially owning 20% or more of the shares of Common Stock then outstanding. For the avoidance of doubt, nothing in this definition of “Exempt Transaction” is intended to limit the authority of the Board of Directors to redeem the Rights in accordance with Section 23 of this Agreement, to exchange all or part of the then outstanding and exercisable Rights in accordance with Section 24 of this Agreement, to supplement or amend this Agreement in accordance with Section 27 of this Agreement, or to interpret and administer this Agreement in accordance with Section 29 of this Agreement.

(u)    “Expiration Date” has the meaning set forth in Section 7(a).

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(v)    “Final Expiration Date” has the meaning set forth in Section 7(a).

(w)     “NOLs” shall mean the Company's net operating loss carryforwards and shall also include any other tax benefits or attributes that may potentially be subject to the limitations imposed by Section 382 or 383 of the Code and the Treasury Regulations thereunder.

(x)    “Original Rights Agreement” shall have the meaning set forth in the Preamble to this Agreement.

(y)    “Outside Meeting Date” shall have the meaning set forth in Section 23(b).

(z)    “Person” shall mean any individual, firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other legal entity, and also (i) any syndicate or group deemed to be a Person under Section 13(d)(5)(b) of the Exchange Act, (ii) any other legal entity, group, or person making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and (iii) any successor (by merger or otherwise) of any such firm, corporation, partnership (general or limited), limited liability company, limited liability partnership, association, unincorporated organization, trust, or other group or entity.

(aa)    “Principal Party” shall have the meaning set forth in Section 13(b).

(bb)    “Purchase Price” shall have the meaning set forth in Section 7(b).

(cc)    “Qualified Offer” shall mean an offer determined by a majority of the independent members of the Board of Directors of the Company to have each of the following characteristics:
(i) A fully financed all-cash tender offer, or an exchange offer offering shares of common stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock at the same per-share consideration;
(ii) An offer that has commenced within the meaning of Rule 14d-2(a) of the Exchange Act Regulations;
(iii) An offer whose per-share offer price exceeds the greater of (A) a reasonable premium above the highest reported market price for the Common Stock during the immediately preceding twenty-four (24) months (determined as of the Trading Day immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations), and (B) represents a reasonable premium above the average of the Closing Prices for the ten (10) Trading Days immediately preceding the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations; provided, however, that, if, at the time any offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, any other offer that is a Qualified Offer has been commenced and remains open, the per share offer price with respect to such subsequent offer must equal or exceed the per share price with respect to such earlier Qualified Offer (in lieu of exceeding the thresholds set forth in clauses (A) and (B) above); provided, further, that, to the extent that an offer includes shares of common stock of the offeror or any subsidiary or Affiliate of the offeror, such per-share offer price with respect to such common stock of the offeror or a subsidiary or Affiliate of the offeror will be determined for purposes of the foregoing provision to be the average of the daily Closing Prices per share for such common stock for the thirty (30) Trading Days immediately preceding the commencement of such offer within the meaning of Rule 14d-2(a) under the Exchange Act Regulations;
(iv) An offer that, within twenty (20) Business Days after the commencement date of the offer (or within ten (10) Business Days after any increase in the offer consideration), does not result in a nationally recognized investment banking firm retained by the Board of Directors rendering an opinion to the Board of Directors that the consideration being offered to the stockholders of the Company is either inadequate or unfair;
(v) If the offer includes shares of common stock of the offeror, an offer pursuant to which (A) the offeror shall permit representatives of the Company (including a nationally recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) to have access to such offeror's books, records, management, accountants, financial advisors, counsel and any other appropriate outside advisers for the purposes of permitting such representatives to conduct a due diligence review of the offeror in order to permit the Board of Directors of the Company to evaluate the offer and make an informed decision and, if requested by the Board of Directors of the Company, to permit such investment banking firm (relying as appropriate on the advice of such legal counsel) to be able to render an opinion to the Board of Directors of the Company with respect to whether the consideration being offered to the stockholders of the Company is fair from a financial point of view, and (B) within ten (10) Business Days after such representatives of the Company (including a nationally-

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recognized investment banking firm retained by the Board of Directors of the Company and legal counsel and an accounting firm designated by the Company) shall have notified the Company and the offeror that it had completed such due diligence review to its satisfaction (or, following completion of such due diligence review, within ten (10) Business Days after any increase in the consideration being offered), such investment banking firm does not render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company is either unfair or inadequate and such investment banking firm does not, after the expiration of such ten (10) Business Day period, render an opinion to the Board of Directors of the Company that the consideration being offered to the stockholders of the Company has become either unfair or inadequate based on a subsequent disclosure or discovery of a development or developments that have had or are reasonably likely to have an adverse effect on the value of the common stock of the offeror;
(vi) An offer that is subject only to the minimum tender condition described below in Section 1(cc)(ix) and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or other outside advisers of the Company;
(vii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that the offer will remain open for at least one hundred twenty (120) Business Days and, if a Special Meeting is duly requested in accordance with Section 23(b), for, at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within ninety (90) Business Days following receipt of the Special Meeting Notice in accordance with Section 23(b), for at least ten (10) Business Days following such ninety (90) Business Day Period;
(viii) An offer pursuant to which the Company has received an irrevocable written commitment of the offeror that, in addition to the minimum time periods specified above in Section 1(cc)(vii), the offer, if it is otherwise to expire prior thereto, will be extended for at least twenty (20) Business Days after any increase in the consideration being offered or after any bona fide alternative offer is commenced within the meaning of Rule 14d-2(a) of the Exchange Act Regulations; provided, however, that such offer need not remain open, as a result of Section 1(cc)(vii) and this Section 1(cc)(viii), beyond (A) the time that any other offer satisfying the criteria for a Qualified Offer is then required to be kept open under such Section 1(cc)(vii) and this Section 1(cc)(viii), or (B) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act Regulations, of any other tender offer for the Common Stock with respect to which the Board of Directors of the Company has agreed to redeem the Rights immediately prior to acceptance for payment of Common Stock thereunder (unless such other offer is terminated prior to its expiration without any Common Stock having been purchased thereunder), or (C) one Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;
(ix) An offer that is conditioned on a minimum of at least two-thirds of the outstanding shares of the Common Stock not held by the Person making such offer (and such Person's Affiliates and Associates) being tendered and not withdrawn as of the offer's expiration date, which condition shall not be waivable;
(x) An offer pursuant to which the Company has received an irrevocable written commitment by the offeror to consummate, as promptly as practicable upon successful completion of the offer, a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders' statutory appraisal rights, if any;
(xi) An offer pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the consideration being offered or to otherwise change the terms of the offer in a way that is adverse to a tendering stockholder;
(xii) An offer (other than an offer consisting solely of cash consideration) pursuant to which the Company has received the written representation and certification of the offeror and the written representations and certifications of the offeror's Chief Executive Officer and Chief Financial Officer, acting in such capacities, that (A) all facts about the offeror that would be material to making an investor's decision to accept the offer have been fully and accurately disclosed as of the date of the commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, (B) all such new facts will be fully and accurately disclosed on a prompt basis during the entire period during which the offer remains open, and (C) all required Exchange Act reports will be filed by the offeror in a timely manner during such period; and
(xiii) If the offer includes non-cash consideration (A) the non-cash portion of the consideration offered must consist solely of common stock of a Person that is a publicly-owned United States corporation, (B) such common stock must be freely tradable and listed or admitted to trading on either the NYSE or the Nasdaq Global Market or the Nasdaq Global Select Market, (C) no stockholder approval of the issuer of such common stock is required to issue such common stock, or, if such approval is required, such approval has already been obtained, (D) no Person (including such Person's Affiliates and Associates) beneficially owns 20% or more of the shares of common stock of the issuer

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then outstanding at the time of commencement of the offer or at any time during the term of the offer, (E) the issuer of such common stock has no other class of voting stock or other voting securities, and (F) the issuer of such common stock meets the registrant eligibility requirements for use of Form S-3 for registering securities under the Securities Act, including the filing of all required Exchange Act reports in a timely manner during the twelve calendar months prior to the date of commencement of such offer.
For the purposes of this definition of “Qualified Offer,” “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, legally binding, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Company to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Company prior to, or upon, commencement of the offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations. If an offer becomes a Qualified Offer in accordance with this definition, but subsequently ceases to be a Qualified Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualified Offer and the provisions of Section 23(b) shall no longer be applicable to such offer, provided the actual redemption of the Rights pursuant to Section 23(b) shall not have already occurred.

(dd)    “Record Date” shall have the meaning set forth in the Preamble to this Agreement.

(ee)    “Redemption Resolution” shall have the meaning set forth in Section 23(b).

(ff)    “Related Person” shall mean (i) any Subsidiary of the Company or (ii) any employee benefit or stock ownership plan of the Company or of any Subsidiary of the Company or any trustee or fiduciary holding shares of Common Stock for or pursuant to the terms of any such plan, acting in such capacity.

(gg)    “Right” and “Rights” shall have the meaning set forth in the Preamble to this Agreement.

(hh)    “Rights Certificates” shall have the meaning set forth in Section 3(a).

(ii)    “Rights Dividend Declaration Date” shall have the meaning set forth in the Preamble to this Agreement.

(jj)    “Section 11(a)(ii) Event” shall mean the event described in Section 11(a)(ii) hereof that triggers the adjustment provided in Section 11(a)(ii).

(kk)    “Section 13 Event” shall mean any event described in clause (x), (y), or (z) of Section 13(a) hereof.

(ll)    “Securities Act” shall mean the Securities Act of 1933, as amended.

(mm)    “Series B Preferred Stock” shall mean the Series B Junior Participating Preferred Stock of the Company, no par value, having the voting rights, powers, designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, and restrictions set forth in the Certificate of Designation.

(nn)    “Special Meeting” shall have the meaning set forth in Section 23(b).

(oo)    “Special Meeting Notice” shall have the meaning set forth in Section 23(b).

(pp)    “Special Meeting Period” shall have the meaning set forth in Section 23(b).

(qq)    “Stock Acquisition Date” shall mean the first date of public announcement (including, without limitation, the filing of any report pursuant to Section 13(d) of the Exchange Act) by the Company or an Acquiring Person that an Acquiring Person has become such.

(rr)    “Subsidiary” shall mean, with reference to any Person, any other Person of which (1) a majority of the voting power of the voting securities or equity interests is Beneficially Owned, directly or indirectly, by such first-mentioned Person or otherwise controlled by such first-mentioned Person, or (2) an amount of voting securities or equity interests sufficient to elect at least a majority of the directors or equivalent governing body of such other Person is Beneficially Owned, directly or indirectly, by such first-mentioned Person, or otherwise controlled by such first‑mentioned Person.

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(ss)    “Summary of Rights” and “Original Summary of Rights” shall have the meanings set forth in Section 3(b).

(tt)    “Trading Day” shall mean, with respect to any security, a day on which the principal national securities exchange on which the security is listed or admitted to trading is open for the transaction of business.

(uu)    “Treasury Regulations” shall mean final, temporary, and proposed income tax regulations promulgated under the Code, as amended.

(vv)    “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(ww)    “Trust” has the meaning set forth in Section 24(d).

(xx)    “Trust Agreement” has the meaning set forth in Section 24(d).

(yy)    “Unit” has the meaning set forth in Section 7(b).

Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 4 hereof, shall prior to the Distribution Date also be holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. With the consent of the Rights Agent, the Company may from time to time appoint such Co‑Rights Agents as it may deem necessary or desirable. The Rights Agent shall have no duty to supervise, and in no event shall it be liable for, the acts or omissions of any such co-Rights Agent.

Section 3.    Issue of Rights Certificates. (a) Until the earlier of (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of a majority of the Board of Directors before such time as any Person becomes an Acquiring Person and of which later date the Company will give the Rights Agent prompt written notice) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan maintained by the Company or any of its Subsidiaries or any trustee or fiduciary holding Common Stock for, or pursuant to the terms of, any such plan, acting in such capacity) is first published or sent or given within the meaning of Rule 14d‑4(a) of the Exchange Act Regulations or any successor rule, if upon consummation thereof such Person, together with the Affiliates and Associates of such Person, would be the Beneficial Owner of shares of Common Stock representing 4.75% or more of the shares of Common Stock then outstanding (including any such date that is after the Rights Dividend Declaration Date and prior to the issuance of the Rights) (the earlier of (i) and (ii) above being the “Distribution Date”):

(x)
the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders thereof (which Common Stock will also be deemed to represent certificates for Rights) or, in the case of certificated shares, by the certificates for shares of Common Stock registered in the names of the holders of shares of Common Stock as of and subsequent to the Record Date (which certificates for shares of Common Stock shall be deemed also to be certificates for Rights) and not by separate rights certificates; and

(y)	the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).

As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent, if so requested, will send) by first‑class, insured, postage prepaid mail, to each record holder of shares of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit A (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(i) or Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)    In 2009, a Summary of Rights in substantially the form as attached as Exhibit B to the Original Rights Agreement (hereinafter referred to as the “Original Summary of Rights”) was sent to each record holder of Common Stock as of the Close

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of Business on the Record Date, at the address of such holder shown on the records of the Company at that time. From and after the effective time of this Agreement, upon the request of any record holder of Common Stock, the Company will send (without charge) a copy of a revised Summary of Rights to Purchase Series B Preferred Stock in substantially the form attached hereto as Exhibit B (hereinafter referred to as the “Summary of Rights”), by first‑class, postage prepaid mail, to such holder at the address of such holder shown on the records of the Company or at such other address as such holder may request. Until the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by such certificates registered in the names of the holders thereof (which certificates may, but need not, be accompanied by a copy of the Summary of Rights or the Original Summary of Rights attached thereto). Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock (whether represented by certificate(s) or evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock, and in either case regardless of whether a copy of the Summary of Rights or the Original Summary of Rights is submitted with the surrender or request for transfer), shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c)    Rights shall, without any further action, be issued in respect of all shares of Common Stock that become outstanding (whether originally issued or delivered from the Company's treasury) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date; provided, however, that Rights shall also be issued to the extent provided in Section 22 hereof. Confirmation and account statements sent to holders of Common Stock for Book Entry form or, in the case of certificated shares, certificates, representing such shares of Common Stock, issued after the effective time of this Agreement shall bear a legend or statement substantially in the following form:

“This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Stockholders Rights Agreement between Furniture Brands International, Inc. (the “Company”) and American Stock Transfer and Trust Company, LLC (the “Rights Agent”) dated as of June 18, 2012 as the same may be amended from time to time (the “Rights Agreement”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights that are Beneficially Owned by any Person who is, was, or becomes an Acquiring Person or any Affiliate or Associate thereof (as such capitalized terms are defined in the Rights Agreement), or specified transferees of such Acquiring Person (or Affiliate or Associate thereof) may become null and void.”

With respect to Common Stock in Book Entry form for which there has been sent a confirmation or account statement containing a statement in substantially the form of the foregoing (or substantially the form set forth in Section 3(c) of the Original Rights Agreement or the 2010 Rights Agreement), until the earliest of the Distribution Date or the Expiration Date, the Rights associated with such Common Stock shall be evidenced by such Common Stock alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any such Common Stock shall also constitute the transfer of the Rights associated with such shares of Common Stock. Before the earlier of the Distribution Date and the Expiration Date, if new certificate(s) representing shares of Common Stock are issued in connection with the transfer, split up, combination, or exchange of certificate(s) representing shares of Common Stock or if new certificate(s) representing shares of Common Stock are issued to replace any certificate(s) that have been mutilated, destroyed, lost, or stolen, then such new certificate(s) shall bear a legend in substantially the form of the foregoing. With respect to all certificates containing a legend in substantially the form of the foregoing (or substantially the form set forth in Section 3(c) of the Original Rights Agreement or the 2010 Rights Agreement), until the earlier of the Distribution Date or the Expiration Date, the Rights associated with the shares of Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of the shares of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificates. Notwithstanding anything in this Section 3(c), the omission of a legend or statement substantially in the form specified in this Section 3(c) shall not affect the enforceability of any part of this Agreement or the rights of any holder of Rights.
(d) If the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares of Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock that are no longer outstanding.

Section 4.    Form of Rights Certificate. (a) The Rights Certificates (and the forms of election to purchase and of assignment and the certificate to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, statements, summaries, or endorsements printed

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thereon as the Company may deem appropriate (but which do not affect the rights, duties, or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or any rule or regulation thereunder or with any rule or regulation of any stock exchange upon which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 7, 11, 13, 22, 23, 24, and 27 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Distribution Date and on their face shall entitle the holders thereof to purchase such number of Units of Series B Preferred Stock as shall be set forth therein at the price set forth therein, but the amount and type of securities, cash, or other assets that may be acquired upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b)    Any Rights Certificate issued pursuant hereto that represents Rights Beneficially Owned by: (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) that becomes a transferee prior to or concurrently with the Acquiring Person becoming such and that receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or such Associate or Affiliate) or to any Person with whom such Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding either the transferred Rights, shares of Common Stock, or the Company, or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of Section 7(e) hereof shall, upon the written direction of the Board of Directors, contain (to the extent feasible), the following legend:

“The Rights represented by this Rights Certificate are or were Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such capitalized terms are defined in the Amended and Restated Stockholders Rights Agreement, dated as of June 18, 2012 as the same may be amended from time to time (the “Rights Agreement”), by and between Furniture Brands International, Inc. and American Stock Transfer and Trust Company, LLC, as Rights Agent). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Rights Agreement.”

Section 5.    Countersignature and Registration. (a) Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, or its Treasurer, shall have affixed thereto the Company's corporate seal (or a facsimile thereof), and shall be attested by the Company's Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Rights Certificates may be manual or by facsimile. Rights Certificates bearing the manual or facsimile signatures of the individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Rights Certificates by the Rights Agent or did not hold such offices at the date of such Rights Certificates. No Rights Certificate shall be entitled to any benefit under this Agreement or be valid for any purpose unless there appears on such Rights Certificate a countersignature duly executed by the Rights Agent by manual or facsimile signature of an authorized officer, and such countersignature upon any Rights Certificate shall be conclusive evidence, and the only evidence, that such Rights Certificate has been duly countersigned as required hereunder.

(b)    Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the name and address of each holder of the Rights Certificates, the number of Rights evidenced on its face by each Rights Certificate, and the date of each Rights Certificate.

Section 6.    Transfer, Split Up, Combination, and Exchange of Rights Certificates; Mutilated, Destroyed, Lost, or Stolen Rights Certificates. (a) Subject to the provisions of Sections 4(b), 7(e), and 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) hereof, that have been redeemed pursuant to Section 23 hereof, or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined, or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of Units of Series B Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine, or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined, or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and executed the certificate set forth in the form of assignment on the reverse side of such Rights Certificate and shall have provided

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such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request; whereupon the Rights Agent shall, subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination, or exchange of Rights Certificates.

(b)    If a Rights Certificate shall be mutilated, lost, stolen, or destroyed, upon request by the registered holder of the Rights represented thereby and upon payment to the Company and the Rights Agent of all reasonable expenses incident thereto, there shall be issued, in exchange for and upon cancellation of the mutilated Rights Certificate, or in substitution for the lost, stolen, or destroyed Rights Certificate, a new Rights Certificate, in substantially the form of the prior Rights Certificate, of like tenor and representing the equivalent number of Rights, but, in the case of loss, theft, or destruction, only upon receipt of evidence satisfactory to the Company and the Rights Agent of such loss, theft or destruction of such Rights Certificate and, if requested by the Company or the Rights Agent, indemnity also satisfactory to it.

Section 7.    Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Prior to the earlier of (i) the Close of Business on June 18, 2015 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which the Rights are exchanged as provided in Section 24 hereof, or (iv) the Close of Business on June 18, 2013 if stockholder ratification of this Agreement has not been received on or prior to such date (the earlier of (i), (ii), (iii), and (iv) being the “Expiration Date”), the registered holder of any Rights Certificate may, subject to the provisions of Sections 7(e), 9(c), and 9(f) hereof, exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price (as hereinafter defined) for the number of Units of Series B Preferred Stock (or, following a Triggering Event, other securities, cash or other assets, as the case may be) for which such surrendered Rights are then exercisable.

(b)    The purchase price for each one one‑thousandth of a share of Series B Preferred Stock purchasable upon exercise of a Right shall be $7.00 (as adjusted from time to time as provided in Sections 11 and 13(a) hereof) (the “Purchase Price”). The Purchase Price shall be subject to adjustment from time to time as provided in Sections 11 and 13(a) hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c)(2) below. Each one one‑thousandth of a share of Series B Preferred Stock shall be referred to herein as a “Unit” of Series B Preferred Stock.

(c)    (1) Subject to Section 14(b) hereof, following the Distribution Date, the Company may (at the direction of the Board of Directors) deposit with a corporation in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority (the “Depositary Agent”) certificates representing the shares of Series B Preferred Stock that may be acquired upon exercise of the Rights and may cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Series B Preferred Stock so deposited.

(2) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price for the Units of Series B Preferred Stock (or, following a Triggering Event, other securities, cash, or other assets, as the case may be) to be purchased thereby as set forth below and an amount equal to any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9 hereof, or evidence satisfactory to the Company of payment of such tax or charge, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i)(A) requisition from any transfer agent of the Series B Preferred Stock certificates representing such number of shares of Series B Preferred Stock (or fractions of shares that are integral multiples of one one-thousandth of a share of Series B Preferred Stock) as are to be purchased and the Company will direct its transfer agent to comply with all such requests, and/or (B) requisition from the Depositary Agent depositary receipts representing such number of Units of Series B Preferred Stock as are to be purchased and the Company will direct the Depositary Agent to comply with all such requests, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or such depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue Common Stock or other securities of the Company, pay cash, and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such Common Stock, other securities, cash, and/or other property is available for distribution by the Rights Agent, if and when necessary to comply with this Agreement. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) may be made in cash or by certified or bank check or money order payable to the order of the Company.

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(d)    In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Sections 6 and 14 hereof.

(e)    Notwithstanding anything in this Agreement to the contrary, from and after the time that any Person becomes an Acquiring Person, any Rights Beneficially Owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and who receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing written or oral agreement, arrangement, or understanding regarding the transferred Rights, shares of Common Stock, or the Company or (B) a transfer that the Board of Directors has determined in good faith to be part of a plan, agreement, arrangement, or understanding that has as a primary purpose or effect the avoidance of this Section 7(e), shall be null and void without any further action, and any holder of such Rights thereafter shall have no rights or preferences whatsoever with respect to such Rights, whether under any provision of this Agreement, the Rights Certificates, or otherwise (including, without limitation, rights and preferences pursuant to Sections 7, 11, 13, 23, and 24 hereof). The Company shall use reasonable efforts to ensure compliance with the provisions of this Section 7(e) and Section 4(b), but neither the Company nor the Rights Agent shall have any liability to any holder of Rights or any other Person as a result of the Company's failure to make any determination under this Section 7(e) or such Section 4(b) with respect to an Acquiring Person or its Affiliates, Associates, or transferees.

(f)    Notwithstanding anything in this Agreement or any Rights Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 by such registered holder unless such registered holder shall have (i) completed and executed the certificate following the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Rights Certificate or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any Rights Certificates acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.    Reservation and Availability of Capital Stock. (a) The Company shall at all times prior to the Expiration Date cause to be reserved and kept available out of its authorized but unissued shares of Series B Preferred Stock and/or out of any shares of Series B Preferred Stock held in its treasury (and following the occurrence of a Triggering Event, out of the authorized but unissued shares of such other equity securities of the Company as may be issuable upon exercise of the Rights and/or out of any shares of such securities held in its treasury), the number of shares of Series B Preferred Stock (and following the occurrence of a Triggering Event, the number of shares of such other equity securities of the Company) that, as provided in this Agreement, will be sufficient to permit the full exercise of all outstanding Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Series B Preferred Stock (or other equity securities of the Company) issuable upon exercise of all outstanding Rights above the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

(b)    So long as the shares of Series B Preferred Stock (and following the occurrence of a Triggering Event, any other equity securities of the Company) to be issued and delivered upon the exercise of the Rights may be listed on any stock exchange, the Company shall during the period from the Distribution Date through the Expiration Date use its best efforts to cause all securities reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)    The Company shall use its reasonable best efforts (i) either (A) as soon as practicable following the first occurrence of a Section 11(a)(ii) Event and a determination by the Company in accordance with Section 11(a)(iii) hereof, if applicable, of the consideration to be delivered by the Company upon exercise of the Rights, or (B) if so required by law, as soon as required following the Distribution Date (the earliest of (A) and (B) being the “Registration Date”), to file a registration statement on an appropriate

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form under the Securities Act, with respect to the securities that may be acquired upon exercise of the Rights (the “Registration Statement”); (ii) to cause the Registration Statement to become effective as soon as practicable after such filing; (iii) to cause the Registration Statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for the securities covered by the Registration Statement and (B) the Expiration Date; and (iv) to take as soon as practicable following the Registration Date such action as may be required to ensure that any acquisition of securities upon exercise of the Rights complies with any applicable state securities or “Blue Sky” laws. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall notify the Rights Agent thereof in writing and shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement (with written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect, stating that the suspension on the exercisability of the Rights is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction (x) if the requisite qualification in such jurisdiction shall not have been obtained and until a registration statement has been declared effective or (y) if the exercise thereof shall not be permitted under applicable law.

(d)    The Company shall take such action as may be necessary to ensure that all shares of Series B Preferred Stock (and, following the occurrence of a Triggering Event, any other securities that may be delivered upon exercise of Rights) shall be, at the time of delivery of the certificates or depositary receipts for such securities (subject to payment of the Purchase Price), duly and validly authorized and issued, fully paid and non‑assessable.

(e)    The Company shall pay when due and payable any and all documentary, stamp, or transfer tax, or other tax or charge, that is payable in respect of the issuance and delivery of the Rights Certificates or the issuance and delivery of any certificates or depository receipts for Series B Preferred Stock (or other equity securities of the Company that may be delivered upon exercise of the Rights) upon the exercise of Rights; provided, however, the Company shall not be required to pay any such tax or charge that may be payable in connection with the issuance or delivery of Units of Series B Preferred Stock, or any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for such Units of Series B Preferred Stock (or, following the occurrence of a Triggering Event, any other securities, cash or other assets, as the case may be) to any Person other than the registered holder of the Rights Certificates evidencing the Rights surrendered for exercise. The Company shall not be required to issue or deliver any certificates or depositary receipts or entries in the Book Entry account system of the transfer agent for Units of Series B Preferred Stock (or, following the occurrence of a Triggering Event, any other securities, cash or other assets, as the case may be) to, or in a name other than that of, the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax or charge is due.

(f)    The Company shall use its reasonable best efforts, on or prior to the date that is either (A) as soon as practicable following the first occurrence of a Section 11(a)(ii) Event and a determination by the Company in accordance with Section 11(a)(iii) hereof, if applicable, of the consideration to be delivered by the Company upon exercise of the Rights, or (B) if so required by law, as soon as required following the Distribution Date, to obtain any and all regulatory approvals that may be required with respect to the securities purchasable upon exercise of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in the first sentence of this Section 9(f), the exercise of the Rights in order to permit the Company to obtain the necessary regulatory approvals. Upon any such suspension, the Company shall notify the Rights Agent thereof in writing and issue a public announcement stating that the exercise of the Rights has been temporarily suspended, as well as a public announcement (with written notice thereof to the Rights Agent) at such time as the suspension is no longer in effect stating that the suspension on the exercise of the Rights is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable unless and until all required regulatory approvals have been obtained with respect to the securities purchasable upon exercise of the Rights.

Section 10.    Series B Preferred Stock Record Date. Each Person in whose name any certificate or entry in the Book Entry account system of the transfer agent for Units of Series B Preferred Stock (or, following the occurrence of a Triggering Event, other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Units of Series B Preferred Stock (or, following the occurrence of a Triggering Event, other securities) represented thereby on, and such certificate or entry in the Book Entry account system of the transfer agent shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Series B Preferred Stock (or, following the occurrence of a Triggering Event, other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such securities on, and such certificate or entry in the Book Entry account system of the transfer agent shall be dated, the next succeeding Business Day on which the Series B Preferred Stock (or, following the occurrence of a Triggering Event, other securities) transfer books of the Company are open and, provided further, that if delivery

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of Units of Series B Preferred Stock is delayed pursuant to Section 9(c) hereof, such Persons shall be deemed to have become the record holders of such Units of Series B Preferred Stock only when such Units first become deliverable. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.    Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of securities covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)    (i)    In the event the Company shall at any time after the Rights Dividend Declaration Date (A) declare a dividend on the Series B Preferred Stock payable in shares of Series B Preferred Stock, (B) subdivide the outstanding Series B Preferred Stock, (C) combine the outstanding Series B Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Series B Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares (or fractions thereof) of Series B Preferred Stock or capital stock, as the case may be, issuable on such date upon exercise of the Rights, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares (or fractions thereof) of Series B Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares (or fractions thereof) of capital stock of the Company issuable upon exercise of one Right. If an event occurs that would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) In the event any Person becomes an Acquiring Person, provision shall be made so that each holder of a Right (except as provided below in Section 11(a)(iii) and in Sections 7(e), 13, and 24 hereof) shall thereafter have the right to receive, upon exercise thereof, at a price equal to the then current Purchase Price multiplied by the number of Units of Series B Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event (such product thereafter being, for all purposes of this Agreement other than Section 13 hereof, the “Purchase Price”), in accordance with the terms of this Agreement, in lieu of the number of Units of Series B Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, such number of shares of Common Stock as shall equal the result obtained by dividing (x) the Purchase Price (as the same has been adjusted pursuant to the foregoing provisions of this Section 11(a)(ii)), by (y) 50% of the then current market price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such shares of Common Stock being the “Adjustment Shares”).

(iii) In the event that the number of shares of Common Stock that are authorized by the Company's Certificate of Incorporation but are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights. In the event that the Company shall, after good faith effort, be unable to take all such actions as may be necessary to authorize such additional shares of Common Stock, then the Company shall issue Common Stock to the extent shares thereof are available in connection with exercise of the Rights and to the extent sufficient shares of Common Stock are not available therefor shall substitute, for each share of Common Stock that would otherwise be issuable upon exercise of a Right, a number of Units of Series B Preferred Shares such that the current per share market price of one Unit of Series B Preferred Stock multiplied by such number of Units is equal (as nearly as possible) to the current per share market price of one share of Common Stock as of the date of issuance of such Units of Series B Preferred Stock. In the event that the number of shares of Common Stock, together with the number of Units of Series B Preferred Stock, that are authorized by the Company's Certificate of Incorporation but are not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is insufficient to permit the exercise in full of the Rights in accordance with the foregoing provisions of this subparagraph (iii) and subparagraph (ii) of this Section 11(a), then the Company shall take all such action as may be necessary to authorize additional shares of Series B Preferred Stock for issuance upon exercise of the Rights. In the event that the Company shall, after good faith effort, be unable to take all such actions as may be necessary to authorize such additional shares of Common Stock and/or Units of Series B Preferred Stock, then the Company, by the vote of a majority of the Board of Directors, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of each such Right (the “Current Value”) over (2) the Purchase Price (such excess being the “Spread”), and (B) with respect to each such Right, make adequate provision to substitute for such Adjustment Shares, upon

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exercise of such Rights and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock, Units of Series B Preferred Stock, and/or other equity securities of the Company, each to the extent permitted by the Company's Certificate of Incorporation (including, without limitation, shares, or units of shares, of preferred stock that the Board of Directors has deemed to have the same value as shares of Common Stock (the “Preferred Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by a majority of the Board of Directors, after receiving advice from a nationally recognized investment banking firm; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty days following the first occurrence of a Section 11(a)(ii) Event (for purposes hereof, the “Section 11(a)(iii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, Units of Series B Preferred Stock (to the extent available) and then, if necessary, cash, which shares of Common Stock, Units of Series B Preferred Stock and/or cash shall have an aggregate value equal to the Spread. To the extent that the Company determines that some action need be taken pursuant to this Section 11(a)(iii), the Company shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights. For purposes of this Section 11(a)(iii), the value of a share of Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common Stock on the Section 11(a)(iii) Trigger Date, the value of a Unit of Series B Preferred Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per Unit of Series B Preferred Stock on the Section 11(a)(iii) Trigger Date, and the value of a unit or share, as applicable, of any Preferred Stock Equivalent shall be deemed to have the same value as the Common Stock on such date.

(b) If the Company shall fix a record date for the issuance of rights, options, or warrants to all holders of any Series B Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty‑five calendar days after such record date) shares of Series B Preferred Stock (or shares having substantially the same rights, privileges, and preferences as shares of Series B Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Series B Preferred Stock or Equivalent Preferred Stock at a price per share of Series B Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Series B Preferred Stock or Equivalent Preferred Stock) less than the current market price (as determined pursuant to Section 11(d) hereof) per share of Series B Preferred Stock on such record date, then the Purchase Price with respect to the Series B Preferred Stock to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the sum of the number of shares of Series B Preferred Stock outstanding on such record date plus the number of shares of Series B Preferred Stock that the aggregate offering price of the total number of shares of Series B Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Series B Preferred Stock outstanding on such record date plus the number of additional shares of Series B Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration all or part of which may be in a form other than cash, the value of such consideration shall be as determined by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Series B Preferred Stock owned by or held for the account of the Company or any Subsidiary shall not be deemed outstanding for the purpose of such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

(c) If the Company shall fix a record date for a distribution to all holders of shares of Series B Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation), evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in shares of Series B Preferred Stock, but including any dividend payable in stock other than Series B Preferred Stock), or subscription rights, options, or warrants (excluding those referred to in Section 11(b) hereof), then, in each case, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Series B Preferred Stock on such record date minus the fair market value (as determined in good faith by a majority of the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding and conclusive for all purposes on the Rights Agent and the holder of the Rights) of the cash, assets, or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of a share of Series B Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d) hereof) per share of Series B Preferred Stock on such record date. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price that would have been in effect if such record date had not been fixed.

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(d)(i)     For the purpose of any computation hereunder, the “current market price” per share of any security, including the Common Stock or any Common Equity Interest, on any date shall be deemed to be the average of the daily closing prices per share of such security for the ten consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, if prior to the expiration of such requisite ten Trading Day period, the issuer announces either (A) a dividend or distribution on such security payable in shares of such security or securities convertible into such shares (other than the Rights), or (B) any subdivision, combination, or reclassification of such shares, then, following the ex‑dividend date for such dividend or the record date for such subdivision, as the case may be, the “current market price” for such security shall be properly adjusted to take into account such event. The closing price for each day shall be, if the shares of such security are listed and admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of such security are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over‑the‑counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”) or such other system then in use, or, if on any such date such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by a majority of the Board of Directors. If on any such date no market maker is making a market in such shares, the fair value of such shares on such date as determined in good faith by a majority of the Board of Directors shall be used. If such shares are not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by a majority of the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. The term “Trading Day” shall mean, if such shares of such security are listed or admitted to trading on any national securities exchange, a day on which the principal national securities exchange on which such shares are listed or admitted to trading is open for the transaction of business or, if such shares are not so listed or admitted, a Business Day.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Series B Preferred Stock shall be determined in the same manner as set forth above for Common Stock in clause (i) of this Section 11(d) (other than the fourth sentence thereof). If the current market price per share of Series B Preferred Stock cannot be determined in the manner provided above or if the Series B Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per share of Series B Preferred Stock shall be conclusively deemed to be the “current market price” per share of the Common Stock multiplied by 1000 (as such amount may be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, or any similar transaction with respect to Common Stock occurring after the date of this Agreement). If neither the Common Stock nor the Series B Preferred Stock is publicly held or so listed or traded, “current market price” per share of Series B Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “current market price” of a Unit of Series B Preferred Stock shall be equal to the “current market price” of one share of Series B Preferred Stock divided by 1000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten‑thousandth of a share of Common Stock or Common Equity Interest or other share or one‑millionth of a share of Series B Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction that mandates such adjustment or (ii) the Expiration Date.

(f) If, as a result of an adjustment made pursuant to Sections 11(a)(ii) or 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Series B Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series B Preferred Stock contained in Sections 11(a), (b), (c), (d), (e), (g), (h), (i), (j), (k), (1), and (m), and the provisions of Sections 7, 9, 10, 13, and 14 hereof with respect to the Series B Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Units of Series B Preferred Stock (or other securities or amount of cash or combination thereof) that may be acquired from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the

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making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Units of Series B Preferred Stock (calculated to the nearest one ten-thousandth of a Unit) obtained by (i) multiplying (x) the number of Units of Series B Preferred Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of Units of Series B Preferred Stock that may be acquired upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of Units of Series B Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth of a Right) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement, and notify the Rights Agent in writing, of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten days later than the date of such public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates to be so distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of Units of Series B Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per Unit and the number of Units of Series B Preferred Stock that was expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the number of Units of Series B Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such fully paid and non‑assessable number of Units of Series B Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (and shall notify the Rights Agent in writing of any such election) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of Units of Series B Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of Units of Series B Preferred Stock and shares of other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, prior to the Distribution Date, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors shall determine that any (i) consolidation or subdivision of the Series B Preferred Stock, (ii) issuance wholly for cash of any shares of Series B Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Series B Preferred Stock or securities that by their terms are convertible into or exchangeable for shares of Series B Preferred Stock, (iv) stock dividends, or (v) issuance of rights, options, or warrants referred to in this Section 11, hereafter made by the Company to holders of its Series B Preferred Stock, shall not be taxable to such holders or shall reduce the taxes payable by such holders.

(n) The Company shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its

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Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, or sale there are any rights, warrants, or other instruments or securities outstanding or agreements in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with, or immediately after such consolidation, merger, or sale, the Person that constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have distributed or otherwise transferred to its shareholders or other persons holding an equity interest in such Person Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, this Section 11(n) shall not affect the ability of any Subsidiary of the Company to consolidate with, merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company.

(o) After the Distribution Date and so long as any Rights shall then be outstanding (other than Rights that have become null and void pursuant to Section 7(e) hereof), the Company shall not, except as permitted by Sections 23, 24, and 27 hereof, take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the effective date of this Agreement and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide any outstanding shares of Common Stock, (iii) combine any of the outstanding shares of Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination, or reclassification is effected. If an event occurs that would require an adjustment under Section 11(a)(ii) and this Section 11(p), the adjustments provided for in this Section 11(p) shall be in addition and prior to any adjustment required pursuant to Section 11(a)(ii).

Section 12.    Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Series B Preferred Stock and the Common Stock, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if prior to the Distribution Date, each registered holder of shares of Common Stock) in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of, any adjustment or any such event unless and until it shall have received such a certificate.

Section 13.    Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

(a) At any time after a Person has become an Acquiring Person (provided that such Person, together with all Affiliates or Associates of such Person, shall be the Beneficial Owner of 20% or more of the shares of Common Stock then outstanding), in the event that, directly or indirectly, either (x) the Company shall consolidate with, or merge with and into, any other Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving entity of such consolidation or merger, (y) any Person (other than a direct or indirect, wholly-owned Subsidiary of the Company in a transaction that complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving entity of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be converted into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer) to any Person or Persons (other than the Company or any of its direct or indirect, wholly-owned Subsidiaries in one or more transactions, each of which complies with Section 11(o) hereof), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) (any such event described in (x), (y), or (z) being herein referred to as a “Section 13 Event”); then, and in each such case, proper provision shall be made so that:

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(i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price multiplied by the number of Units of Series B Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Units of Series B Preferred Stock, such number of validly authorized and issued, fully paid, and non‑assessable shares of Common Equity Interest of the Principal Party (which shares shall not be subject to any liens, encumbrances, rights of first refusal, transfer restrictions, or other adverse claims) as shall be equal to the result obtained by (1) multiplying such then current Purchase Price by the number of Units of Series B Preferred Stock for which such Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such Units of Series B Preferred Stock for which a Right would be exercisable hereunder but for the occurrence of such Section 11(a)(ii) Event by the Purchase Price that would be in effect hereunder but for such first occurrence) and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be the “Purchase Price” for all purposes of this Agreement) by 50% of the then current market price (determined pursuant to Section 11(d) hereof) per share of the Common Equity Interest of such Principal Party on the date of consummation of such Section 13 Event.;

(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement;

(iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event;

(iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Equity Interest) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, to its shares of Common Equity Interest thereafter deliverable upon the exercise of the Rights; and

(v) the provisions of Section 11(a)(ii) hereof shall be of no further effect following the first occurrence of any Section 13 Event, and the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in this Section 13.

(b)    “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), (A) the Person (including the Company as successor thereto or as the surviving entity) that is the issuer of any securities or other equity interests into which shares of Common Stock are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Equity Interest that has the highest aggregate current market price (determined pursuant to Section 11(d) hereof) and (B) if no securities or other equity interests are so issued, the Person (including the Company as successor thereto or as the surviving entity) that is the other constituent party to such merger or consolidation, or, if there is more than one such Person, the Person that is a constituent party to such merger or consolidation, the Common Equity Interest of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person that has received assets or earning power pursuant to such transaction or transactions, the Common Equity Interest of which has the highest aggregate current market price (determined pursuant to Section 11(d) hereof);

provided, however, that in any such case, (1) if the Common Equity Interest of such Person is not at such time and has not been continuously over the preceding twelve‑month period registered under Section 12 of the Exchange Act (“Registered Common Equity Interest”), and such Person is a direct or indirect Subsidiary of another Person that has Registered Common Equity Interest outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Equity Interest of such Person is not Registered Common Equity Interest, and such Person is a direct or indirect Subsidiary of another Person (other than an individual), but is not a direct or indirect Subsidiary of another Person that has Registered Common Equity Interest outstanding, “Principal Party” shall refer to the ultimate parent entity of such first‑mentioned Person; (3) if the Common Equity Interest of such Person is not Registered Common Equity Interest, and such Person is directly or indirectly controlled by more than one Person, and one or more of such

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other Persons has Registered Common Equity Interest outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Equity Interest having the highest aggregate current market price (determined pursuant to Section 11(d) hereof); and (4) if the Common Equity Interest of such Person is not Registered Common Equity Interest, and such Person is directly or indirectly controlled by more than one Person (one or more of which is a Person other than an individual), and none of such other Persons has Registered Common Equity Interest outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders' equity or, if no such ultimate parent entity is a corporation, shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

(c) The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Equity Interest that have not been issued (or reserved for issuance) or that are held in its treasury to permit the exercise in full of the Rights in accordance with this Section 13, and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that the Principal Party shall use its best efforts to:

(i) (A) prepare and file on an appropriate form, as soon as practicable following the execution of such agreement, a registration statement under the Securities Act with respect to the shares of Common Equity Interest that may be acquired upon exercise of the Rights, (B) cause such registration statement to remain effective (and to include a prospectus at all times complying with the requirements of the Securities Act) until the Expiration Date, and (C) take such action as may be required to ensure that any acquisition of such shares of Common Equity Interest upon the exercise of the Rights complies with any applicable state security or “Blue Sky” laws as soon as practicable following the execution of such agreement;

(ii) as soon as practicable after the execution of such agreement, deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(iii) obtain any and all regulatory approvals as may be required with respect to the shares of Common Equity Interest securities that may be acquired upon exercise of the Rights.

(d) In case the Principal Party that is to be a party to a transaction referred to in this Section 13 has at the time of such transaction, or immediately following such transaction will have, a provision in any of its authorized securities or in its certificate of incorporation or by‑laws or other instrument governing its affairs, or any other agreements or arrangements, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Equity Interest of such Principal Party at less than the then current market price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Equity Interest of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13); (ii) providing for any special payment, tax, or similar provisions in connection with the issuance of the Common Equity Interest of such Principal Party pursuant to the provisions of Section 13; or (iii) otherwise eliminating or substantially diminishing the benefits intended to be afforded by the Rights in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13; then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived, or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

(e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights that have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.    Fractional Rights; Fractional Shares; Waiver. (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the Persons to which such fractional Rights would otherwise be issuable, an amount in cash equal to such fraction of the market value of a whole Right. For purposes of this Section 14(a), the market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date that such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be, if the Rights are listed or admitted to trading on a national securities exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over‑the‑counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not

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quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used and such determination shall be described in a statement filed with the Rights Agent and delivered to the holders of the Rights, which shall be conclusive for all purposes.

(b) The Company shall not be required to issue fractions of shares of Series B Preferred Stock (other than fractions that are integral multiples of one one-thousandth of a share of Series B Preferred Stock) upon exercise of the Rights or to distribute certificates or make any entries in the Book Entry account system of the transfer agent that evidence such fractional shares of Series B Preferred Stock (other than fractions that are integral multiples of one one‑thousandth of a share of Series B Preferred Stock). Subject to Section 7(c)(1) hereof, fractions of shares of Series B Preferred Stock in integral multiples of one one-thousandth of a share of Series B Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a Depositary Agent selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges, and preferences to which they are entitled as Beneficial Owners of the shares of Series B Preferred Stock represented by such depositary receipts. In lieu of such fractional shares of Series B Preferred Stock that are not integral multiples of one one‑thousandth of a share, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the then current market price of a share of Series B Preferred Stock on the day of exercise, determined in accordance with Section 11(d) hereof.

(c) The holder of a Right, by the acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15.    Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of shares of Common Stock); and any registered holder of a Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any registered holder of shares of Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company or any other Person to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.    Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be evidenced by the balances indicated in the Book Entry account system of the transfer agent for the Common Stock registered in the names of the holders of Common Stock (which Common Stock shall also be deemed to represent certificates for Rights) or, in the case of certificated shares, the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for shares of Common Stock shall also constitute certificates for Rights) and each Right will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates duly executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated balance indicated in the Book Entry account system of the transfer agent for the Common Stock, or in the case of certificated shares, by the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of its inability to perform any of its obligations under this

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Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment, or ruling issued by a court of competent jurisdiction or by a governmental, regulatory, or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts to have any such order, decree, judgment, or ruling lifted or otherwise overturned as promptly as practicable.

Section 17.    Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares of Series B Preferred Stock or any other securities of the Company that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, except as provided in Section 25 hereof, to receive notice of meetings or other actions affecting shareholders, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.    Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses, including reasonable fees and disbursements of counsel and other reasonable disbursements, incurred in the preparation, delivery, amendment, administration, or execution of this Agreement and the acceptance, administration, exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost, or expense (including, without limitation, the reasonable fees and disbursements of counsel), incurred without negligence, bad faith, or willful misconduct on the part of the Rights Agent, for any action taken, suffered, or omitted by the Rights Agent in connection with the acceptance, administration, exercise, and performance of its duties under this Agreement, including the costs and expenses of defending against any claim of liability hereunder.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for, or in respect of any action taken, suffered, or omitted by it in connection with, its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in reliance upon any Rights Certificate or certificate for shares of Series B Preferred Stock or any balance indicated in the Book Entry account system of the transfer agent or for other capital stock or securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to have been signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons.

(c) The provisions of this Section 18 and Section 20 below shall survive the termination of this Agreement, the exercise or expiration of the Rights, and the resignation, replacement, or removal of the Rights Agent.

Section 19.     Merger or Consolidation or Change of Name of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or shareholder services businesses of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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Section 20.    Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Agreement, upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to, and the Rights Agent shall incur no liability for or in respect of, any action taken, suffered, or omitted by the Rights Agent in good faith and in accordance with such advice or opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of an Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to the Rights Agent taking, suffering, or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be specified herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, the Chief Executive Officer, the Treasurer, any Assistant Treasurer, the Secretary, or any Assistant Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability, for or in respect of any action taken, suffered, or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Company or any other Person only for its own negligence, bad faith, or willful misconduct. Anything herein to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential, or incidental loss or damage of any kind whatsoever (including but not limited to lost profits).

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not have any responsibility for the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or for the validity or execution of any Rights Certificate (except its countersignature thereon); nor shall it be responsible for any breach by the Company of any covenant or failure by the Company to satisfy conditions contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including Rights becoming void pursuant to Section 7(e) hereof) or any adjustment in the terms of the Rights required under the provisions of Sections 11, 13, 23, or 24 hereof or for the manner, method, or amount of any such change or adjustment or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of the certificate describing any such adjustment contemplated by Section 12); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Series B Preferred Stock or any other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Series B Preferred Stock or any other securities will, when so issued, be validly authorized and issued, fully paid and non‑assessable.

(f) The Company shall perform, execute, acknowledge, and deliver or cause to be performed, executed, acknowledged, and delivered all such further acts, instruments, and assurances as may reasonably be required by the Rights Agent for the performance by the Rights Agent of its duties under this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instructions shall be full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for or in respect of any action taken, suffered, or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any shareholder, affiliate, director, officer, or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though the Rights Agent were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer, or employee from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its directors, officers, and employees) or by or through its attorneys or agents, and the Rights Agent

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shall not be answerable or accountable for any act, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, default, neglect, or misconduct, absent gross negligence, bad faith, or willful misconduct of the Rights Agent in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights hereunder if the Rights Agent shall have reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has not been completed, has not been signed, or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company. If such certificate has been completed and signed and shows a negative response to clauses 1 and 2 of such certificate, unless previously instructed otherwise in writing by the Company (which instructions may impose on the Rights Agent additional ministerial responsibilities, but no discretionary responsibilities), the Rights Agent may assume without further inquiry that the Rights Certificate is not owned by a person described in Section 4(b) or Section 7(e) hereof and shall not be charged with any knowledge to the contrary.

Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty days' prior notice in writing mailed to the Company, and to each transfer agent of the Series B Preferred Stock and the Common Stock, by registered or certified mail, in which case the Company shall give or cause to be given written notice to the registered holders of the Rights Certificates by first‑class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty days' prior notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Series B Preferred Stock and the Common Stock, by registered or certified mail, and to the registered holders of the Rights Certificates by first‑class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or any state of the United States, in good standing, shall be authorized under such laws to exercise corporate trust, stock transfer, or shareholder services powers, shall be subject to supervision or examination by federal or state authorities, and shall have at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Series B Preferred Stock and the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates by first-class mail. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent.

Section 22.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or the Rights Certificates to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by a majority of the Board of Directors to reflect any adjustment or change made in accordance with the provisions of this Agreement in the Purchase Price or the number or kind or class of shares or other securities or property that may be acquired under the Rights Certificates. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the Expiration Date, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

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Section 23.    Redemption. (a) The Board of Directors may, within its sole discretion, at any time prior to the earlier of (i) such time as any Person becomes an Acquiring Person and (ii) the Final Expiration Date, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, or similar transaction occurring after the date hereof (such redemption price, as adjusted, being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board of Directors pursuant to this paragraph (a) may be made effective at such time, on such basis, and with such conditions as the Board of Directors in its sole discretion may establish. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the current market price (determined pursuant to Section 11(d) hereof) of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.

(b) If the Company receives a Qualified Offer and the Board of Directors of the Company has not redeemed the outstanding Rights or exempted such Qualified Offer from the terms of this Agreement or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualified Offer from the terms of this Agreement, in each case by the end of the ninetieth (90th) Business Day following the commencement of such Qualified Offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, and if the Company receives, not earlier than ninety (90) Business Days nor later than one hundred twenty (120) Business Days following the commencement of such Qualified Offer within the meaning of Rule 14d-2(a) of the Exchange Act Regulations, a written notice complying with the terms of this Section 23(b) (the “Special Meeting Notice”), properly executed by the holders of record of outstanding shares of Common Stock having ten percent (10%) or more of the total voting power of all shares of Common Stock then outstanding (or their duly authorized proxy) (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person's Affiliates and Associates), directing the Board of Directors of the Company to submit to a vote of stockholders at a special meeting of the stockholders of the Company (a “Special Meeting”) a resolution authorizing the redemption of all, but not less than all, of the then outstanding Rights at the Redemption Price (the “Redemption Resolution”), then the Board of Directors of the Company shall take such actions as are necessary or desirable to cause the Redemption Resolution to be submitted to a vote of stockholders within ninety (90) Business Days following receipt by the Company of the Special Meeting Notice (the “Special Meeting Period”), including by including a proposal relating to adoption of the Redemption Resolution in the proxy materials of the Company for the Special Meeting; provided, however, that in any twelve-month period the Company shall not be required to submit more than one Redemption Resolution to a vote of stockholders with respect to Qualified Offers from any given potential Acquiring Person (including any Affiliates or Associates thereof); provided, further, however, that if the Company, at any time during the Special Meeting Period and prior to a vote on the Redemption Resolution, enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any Special Meeting called in connection therewith may be cancelled) if the Redemption Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement or if the Board of Directors has irrevocably determined to redeem the Rights or terminate this Agreement in connection with the closing of the transaction contemplated by the Definitive Acquisition Agreement. For purposes of a Special Meeting Notice, to the full extent permitted by applicable law, the record date for determining eligible holders of record shall be the ninetieth (90th) Business Day following the commencement of a Qualified Offer. Any Special Meeting Notice must be delivered to the Secretary of the Company at the principal executive offices of the Company and must set forth as to the stockholders of record executing the request (x) the name and address of such stockholders, as they appear on the Company's books and records, (y) the class and number of shares of Common Stock which are owned of record by each of such stockholders, and (z) in the case of Common Stock that is owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Notice only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board of Directors of the Company may take a position in favor of or opposed to the adoption of the Redemption Resolution, or no position with respect to the Redemption Resolution, as it determines to be appropriate in the exercise of its fiduciary duties. In the event that (A) no Person has become an Acquiring Person prior to the effective date of redemption referred to below in this sentence, (B) the Qualified Offer continues to be a Qualified Offer prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) and (C) either (1) the Special Meeting is not held on or prior to the ninetieth (90th) Business Day following receipt of the Special Meeting Notice or (2) at the Special Meeting at which a quorum is present, the holders of shares of Common Stock outstanding as of the record date for the Special Meeting (excluding shares of Common Stock beneficially owned by the Person making the Qualified Offer and such Person's Affiliates and Associates) having a majority of the total voting power of all such shares of Common Stock, shall vote in favor of the Redemption Resolution, then all of the Rights shall automatically be redeemed at the Redemption Price (unless the Board of Directors of the Company shall have first taken such other irrevocable action as may be necessary to prevent the existence of the Rights from interfering with the consummation of the Qualified Offer), such redemption to be effective, as the case may be, (x) as of the close of business on the Outside Meeting Date if a Special Meeting is not held on or prior to such date, or (y) if a Special Meeting is held on or prior to the Outside Meeting Date, as of the date on which the results of the vote adopting the Redemption Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting.

(c) Immediately upon the action of the Board of Directors ordering the redemption of Rights pursuant to paragraph (a) of this Section 23 or the effectiveness of such redemption pursuant to Section 23(b), and without any further action and without

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any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right held. The Company shall promptly give (i) written notice to the Rights Agent of any such redemption and (ii) public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights or the effectiveness of such redemption pursuant to Section 23(b), the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire, or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, or other than in connection with the purchase of shares of Common Stock or the conversion or redemption of shares of Common Stock in accordance with the applicable provisions of the Certificate of Incorporation prior to the Distribution Date.

Section 24.    Exchange. (a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend, or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Acquiring Person, together with all Affiliates and Associates of such Acquiring Person, becomes the Beneficial Owner of shares of Common Stock representing 50% or more of the shares of Common Stock then outstanding. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24(a).

(b)    Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give (i) written notice to the Rights Agent of any such exchange and (ii) public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected- and, in the event of any partial exchange, the number of Rights that will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights that have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

(c)    If there are not sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. If the Company, after good faith effort, is unable to take all such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute Units of Series B Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one Unit of Series B Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends, and other similar transactions after the date hereof.

(d)    Following the action of the Board of Directors ordering the exchange of any Rights pursuant to this Section 24, the Company may implement such procedures as it deems appropriate, in its sole discretion, for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 is not received by holders of Rights that have become null and void pursuant to Section 7(e). Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”). If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all holders of Rights entitled to receive such shares or securities pursuant to the exchange shall be entitled to receive such shares or securities (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and registering shares of Common Stock (or other such securities) in any Person's name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence,

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including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) and not transferable or exerciseable or exchangeable in connection herewith Any shares of Common Stock or other securities issued at the direction of the Board of Directors in connection herewith shall be validly issued, fully paid, and non-assessable shares of Common Stock or of such other securities (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

(e)    The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates that evidence fractional shares of Common Stock issuable upon the exchange of any Rights pursuant to this Section 24. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.    Notice of Certain Events. (a) If the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class or series to the holders of Series B Preferred Stock or to make any other distribution to the holders of Series B Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company); (ii) to offer to the holders of Series B Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Series B Preferred Stock or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of Series B Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Series B Preferred Stock); (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof); or (v) to effect the liquidation, dissolution or winding up of the Company; then, in each such case, the Company shall give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Series B Preferred Stock if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the shares of Series B Preferred Stock for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Series B Preferred Stock whichever shall be the earlier; provided, however, that no such action shall be taken pursuant to this Section 25(a) that will or would conflict with any provision of the Certificate of Incorporation; provided further, that no such notice shall be required pursuant to this Section 25, if any Subsidiary of the Company effects a consolidation or merger with or into, or effects a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company.

(b) If any of the events set forth in Section 11(a)(ii) hereof shall occur, then, in any such case, (i) the Company shall, as soon as practicable thereafter, give to each holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding Section 25(a) to Series B Preferred Stock shall be deemed to refer, if appropriate, to any other securities that may be acquired upon exercise of a Right.

(c)    If any Section 13 Event shall occur, then the Company shall, as soon as practicable thereafter, give to each registered holder of a Rights Certificate, to the extent feasible, and to the Rights Agent in accordance with Section 26 hereof, a written notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 13(a) hereof.

Section 26.    Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile, telegram or cable) and mailed or sent or delivered, if to the Company, at its address at:

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Furniture Brands International, Inc.
1 N. Brentwood Boulevard
St. Louis, Missouri 63105
Attention: General Counsel

And if to the Rights Agent, at its address at:

American Stock Transfer and Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: Corporate Trust Department

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, the registered holder of any shares of Common Stock) shall be sufficiently given or made if sent by first‑class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the Rights Agent, as the case may be.

Section 27.    Supplements and Amendments. Except as otherwise provided in this Section 27, the Company, by action of the Board of Directors, may from time to time and in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend this Agreement in any respect without the approval of any holders of Rights, including, without limitation, in order to (a) cure any ambiguity, (b) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein, (c) shorten or lengthen any time period hereunder, or (d) otherwise change, amend, or supplement any provisions hereunder in any manner that the Company may deem necessary or desirable; provided, however, that (A) the adoption by the Board of Directors of any amendment to this Agreement that extends the Final Expiration Date shall be submitted for ratification by the Company's stockholders within one year of the date of the adoption of such an amendment (and no such amendment shall be effective beyond such one-year period unless ratified by the Company's stockholders), and (B) without approval of the Company's stockholders, the Board of Directors may not supplement or amend this Agreement to (1) remove or modify Section 23(b) or (2) remove or modify any provision hereof with respect to a Qualified Offer; and provided further that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be supplemented or amended in any manner that would adversely affect the interests of the holders of Rights (other than Rights that have become null and void pursuant to Section 7(e) hereof) as such or cause this Agreement to become amendable other than in accordance with this Section 27. Without limiting the foregoing, (i) the Company, by action of the Board of Directors, may at any time before any Person becomes an Acquiring Person amend this Agreement to make the provisions of this Agreement inapplicable to a particular transaction by which a Person might otherwise become an Acquiring Person or to otherwise alter the terms and conditions of this Agreement as they may apply with respect to any such transaction and (ii) the Company, by action of the Board of Directors, shall amend this Agreement, as appropriate, to remove provisions intended only to protect the Company's NOLs if at any time (x) Section 382 or any successor thereof is repealed and the Board of Directors determines that this Agreement is no longer necessary for the preservation of NOLs or (b) the Board of Directors determines that no NOLs may be carried forward. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Section 18, Section 19, Section 20, Section 21, or this Section 27 in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent.

Notwithstanding anything contained in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent's own rights, duties, obligations or immunities under this Agreement.

Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock.

Section 28.    Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.    Determinations and Actions by the Board of Directors. Except as otherwise specifically provided herein, the Board of Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company hereunder, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power (i) to interpret the provisions of this Agreement, and (ii) to make all determinations deemed necessary or advisable for the administration of this Agreement (including,

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without limitation, a determination to redeem or not redeem the Rights in accordance with Section 23, to exchange or not exchange the rights in accordance with Section 24, to amend or not amend this Agreement in accordance with Section 27, and to determine whether a Person should or should not be deemed an Inadvertent Acquiror or whether a Person should or should not be an Exempt Person or whether a transaction should or should not be an Exempt Transaction). All such actions, calculations, interpretations, and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) that are done or made by the Board of Directors shall (x) be final, conclusive, and binding on the Company, the Rights Agent, the holders of the Rights, and all other parties, and (y) not subject the Board of Directors or any member thereof to any liability to the holders of the Rights.

Section 30.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of shares of Common Stock).

Section 31.    Severability. If any term, provision, covenant, or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 32.    Governing Law. This Agreement, each Right, and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.
Section 33.    Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

Section 34.    Descriptive Headings. The headings contained in this Agreement are for descriptive purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page To Follow On Next Page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the date first above written.

ATTEST:                    FURNITURE BRANDS INTERNATIONAL, INC.

By_/s/ Meredith M. Graham________         By__/s/ Ralph P. Scozzafava________
Name: Meredith M. Graham            Name: Ralph P. Scozzafava
Title: Corporate Secretary                Title: Chief Executive Officer

ATTEST:                    AMERICAN STOCK TRANSFER AND
TRUST COMPANY, LLC

By__/s/ Donna Ansbro___________        By__/s/ Paula Caroppoli___________
Name: Donna Ansbro                 Name: Paula Caroppoli
Title: Vice President                 Title: Senior Vice President

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APPENDIX B
AMENDED AND RESTATED 2010 OMNIBUS INCENTIVE PLAN

     Furniture Brands International, Inc. (the “Company”) sets forth herein the terms of its Amended and Restated 2010 Omnibus Incentive Plan (the “Plan”), as follows:

1.    PURPOSE
The Plan is intended to (a) provide eligible persons with an incentive to contribute to the success of the Company and to operate and manage the Company's business in a manner that will provide for the Company's long-term growth and profitability to benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of awards of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights, performance shares and other performance-based awards, other equity-based awards, and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward the holders of such awards for the achievement of performance goals in accordance with the terms of the Plan. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.
2.    DEFINITIONS
For purposes of interpreting the Plan documents (including the Plan and Award Agreements), the following definitions shall apply:
2.1    “Affiliate” means any company or other entity that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including any Subsidiary. For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), provided, that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i) and (b) where the grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1.414(c)-2(b)(2)(i).
2.2    “Amendment and Restatement Effective Date” means ______________, 2013, the date on which the Plan is approved by the Company's stockholders.
2.3    “Applicable Laws” means the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the corporate, securities, tax and other laws, rules, regulations and government orders of any jurisdiction applicable to Awards granted to residents therein and (b) the rules of any Stock Exchange on which the Stock is listed.
2.4    “Award” means a grant under the Plan of an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right, a Performance Share or other Performance-Based Award, an Other Equity-Based Award, or cash.
2.5    “Award Agreement” means the agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.
2.6    “Award Stock” shall have the meaning set forth in Section 17.3(a)(ii).
2.7    “Benefit Arrangement” shall have the meaning set forth in Section 15.
2.8    “Board” means the Board of Directors of the Company.
2.9    “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or an Affiliate, (a) a Grantee's conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of a Grantee related to the Grantee's employment for which either criminal or civil penalties against the Grantee or the Company may be sought; (c) material violation of the Company's policies, including the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; or (d) serious neglect or misconduct in the performance of a Grantee's duties for the Company or willful or repeated failure or refusal to perform such duties. Any determination by the Committee whether an event constituting Cause shall have occurred shall be final, binding and conclusive.
2.10    “Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Amended and Restated Effective Date or issued thereafter, including, without limitation, all common stock, no par value, of the Company.
2.11    “Change in Control” means the occurrence of any of the following:

(a)
a “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)
individuals who on the Amended and Restated Effective Date constitute the Board (together with any new Directors whose election by such Board or whose nomination by such Board for election by the stockholders of the Company was approved by a vote of at least a majority of the members of such Board then in office who either were members of such Board on the Amended and Restated Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the members of such Board then in office;

(c)
the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company, other than any such transaction in which the holders of securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to such transaction (or other securities into which such securities are converted as part of such merger or consolidation transaction) own directly or indirectly at least a majority of the voting power of the Voting Stock of the surviving Person in such merger or consolidation transaction immediately after such transaction;

(d)
there is consummated any direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any “Person” or “group” (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act); or

(e)	the stockholders of the Company adopt a plan or proposal for the liquidation, winding up or dissolution of the Company.
2.12    “Code” means the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto. References in the Plan to any Code Section shall be deemed to include, as applicable, regulations promulgated under such Code Section.
2.13    “Committee” means a committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.2 and Section 3.1.3 (or, if no Committee has been so designated, the Board).
2.14    “Company” means Furniture Brands International, Inc.
2.15    “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Code Section 162(m)(3).
2.16    “Disability” means, unless otherwise provided in an applicable agreement with the Company or an Affiliate, the inability of a Grantee to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of a Grantee's Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

2.17    “Dividend Equivalent Right” means a right, granted to a Grantee pursuant to Section 13, to receive cash, Stock, other Awards or other property equal in value to dividends or other periodic payments paid or made with respect to a specified number of shares of Stock.
2.18    “Employee” means, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.
2.19    “Exchange Act” means the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended.
2.20    “Fair Market Value” means the fair market value of a share of Stock for purposes of the Plan, which shall be determined as of any Grant Date as follows:

(a)
If on such Grant Date the shares of Stock are listed on a Stock Exchange, or are publicly traded on another established securities market (a “Securities Market” ), the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination). If there is no such reported closing price on such Grant Date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)
If on such Grant Date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Committee by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.20 or Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 18.3, the Fair Market Value will be determined by the Company using any reasonable method; provided, further, that for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date).
2.21    “Family Member” means, with respect to any Grantee as of any date of determination, (a) a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any person sharing such Grantee's household (other than a tenant or employee), (c) a trust in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.
2.22    “Fully Diluted Basis” means, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in the money as of such date of determination
2.23    “Grant Date” means, as determined by the Committee, the latest to occur of (a) the date as of which the Committee approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Committee in the corporate action approving the Award.
2.24    “Grantee” means a person who receives or holds an Award under the Plan.
2.25    “Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.26    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.
2.27    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.
2.28    “Option Price” means the exercise price for each share of Stock subject to an Option.
2.29    “Original Effective Date” means February 26, 2010.
2.30    “Other Agreement” shall have the meaning set forth in Section 15.
2.31    “Other Equity-Based Award” means an Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, other than an Option, a Stock Appreciation Right, Restricted Stock, a Stock Unit, Unrestricted Stock, a Dividend Equivalent Right or a Performance Share.
2.32    “Outside Director” means a member of the Board who is not an Employee.
2.33    “Parachute Payment” shall have the meaning set forth in Section 15(a).
2.34    “Performance-Based Award” means an Award of Options, Stock Appreciation Rights, Restricted Stock, Stock Units, Performance Shares, Other Equity-Based Awards or cash made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period specified by the Committee.
2.35    “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for “qualified performance-based compensation” paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for “qualified performance-based compensation” within the meaning of and pursuant to Code Section 162(m) does not constitute performance-based compensation for other purposes, including the purposes of Code Section 409A.
2.36    “Performance Measures” means measures as specified in Section 14.6.4 on which the performance goals under Performance-Based Awards are based and which are approved by the Company's stockholders pursuant to, and to the extent required by, the Plan in order to qualify such Performance-Based Awards as Performance-Based Compensation.
2.37    “Performance Period” means the period of time during which the performance goals under Performance-Based Awards must be met in order to determine the degree of payout and/or vesting with respect to any such Performance-Based Awards.
2.38    “Performance Shares” means a Performance-Based Award representing a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, made subject to the achievement of performance goals (as provided in Section 14) over a Performance Period of up to ten (10) years.
2.39    “Person” means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
2.40    “Plan” means the Company's Amended and Restated 2010 Omnibus Incentive Plan, as amended from time to time.
2.41    “Prior Plan” means the Company's 2008 Incentive Plan.
2.42    “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act, or any successor provision.
2.43    “Restricted Period” shall have the meaning set forth in Section 10.2.
2.44    “Restricted Stock” means shares of Stock awarded to a Grantee pursuant to Section 10.
2.45    “SAR Price” shall have the meaning set forth in Section 9.1.
2.46    “Securities Act” means the Securities Act of 1933, as amended, as now in effect or as hereafter amended.

2.47    “Service” means service qualifying a Grantee as a Service Provider to the Company or an Affiliate. Unless otherwise provided in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate. Subject to the preceding sentence, any determination by the Committee whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding and conclusive. If a Service Provider's employment or other service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other service relationship to the Company or any other Affiliate.
2.48    “Service Provider” means an Employee, officer, or director of the Company or an Affiliate, or a consultant or adviser (who is a natural person) to the Company or an Affiliate currently providing services to the Company or an Affiliate.
2.49    “Stock” means the common stock, no par value, of the Company, or any security which shares of Stock may be changed into or for which shares of Stock may be exchanged as provided in Section 17.1.
2.50    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee pursuant to Section 9.
2.51    “Stock Exchange” means the New York Stock Exchange or another established national or regional stock exchange.
2.52    “Stock Unit” means a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Section 10 that (a) is not subject to vesting or (b) is subject to time-based vesting, but not to performance-based vesting. A Stock Unit may also be referred to as a restricted stock unit.
2.53    “Subsidiary” means any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of stock, membership interests or other ownership interests of any class or kind ordinarily having the power to vote for the directors, managers or other voting members of the governing body of such corporation or non-corporate entity. In addition, any other entity may be designated by the Committee as a Subsidiary, provided, that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America, and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of “service recipient stock” under Code Section 409A.
2.54    “Substitute Award” means an Award granted upon assumption of, or in substitution for, outstanding Awards previously granted under a compensatory plan by a business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.
2.55    “Ten Percent Stockholder” means a natural person who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding voting securities of the Company, the Company's parent (if any) or any of the Company's Subsidiaries. In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.
2.56    “Unrestricted Stock” shall have the meaning set forth in Section 11.
2.57    “Voting Stock” means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.
3.    ADMINISTRATION OF THE PLAN

3.1	Committee.

3.1.1	Powers and Authorities.
The Committee shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and bylaws and Applicable Laws. Without limiting the generality of the foregoing, the Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Committee present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Committee executed in writing in accordance with the Company's certificate of incorporation and bylaws and Applicable Laws. Unless otherwise expressly determined by the Board, the Committee shall have the authority to interpret and construe all provisions of the Plan, any Award and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Committee shall be final, binding and conclusive whether or not expressly provided for in any provision of the Plan, such Award or such Award Agreement.
In the event that the Plan, any Award or any Award Agreement provides for any action to be taken by the Board or any determination to be made by the Board, such action may be taken or such determination may be made by the Committee constituted in accordance with this Section 3.1 if the Board has delegated the power and authority to do so to such Committee.

3.1.2	Composition of Committee.
The Committee shall be a committee composed of not fewer than two directors of the Company designated by the Board to administer the Plan. Each member of the Committee shall be a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, an “outside director” within the meaning of Code Section 162(m)(4)(C)(i) and, for so long as the Stock is listed on the New York Stock Exchange, an “independent director” within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual; provided that any action taken by the Committee shall be valid and effective whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 3.1.2 or otherwise provided in any charter of the Committee. Without limiting the generality of the foregoing, the Committee may be the Human Resources Committee of the Board or a subcommittee thereof if the Human Resources Committee of the Board or such subcommittee satisfies the foregoing requirements.

3.1.3	Other Committees.
The Board also may appoint one or more committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, which may administer the Plan with respect to Grantees who are not “officers” as defined in Rule 16a-1(f) under the Exchange Act or directors of the Company, may grant Awards under the Plan to such Grantees, and may determine all terms of such Awards, subject to the requirements of Rule 16b-3 under the Exchange Act, Code Section 162(m) and, for so long as the Stock is listed on the New York Stock Exchange, the rules of such Stock Exchange.

3.2	Board.
The Board from time to time may exercise any or all of the powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 and other applicable provisions of the Plan, as the Board shall determine, consistent with the Company's certificate of incorporation and bylaws and Applicable Laws.

3.3	Terms of Awards.

3.3.1	Committee Authority.
Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:
(a)    designate Grantees;
(b)    determine the type or types of Awards to be made to a Grantee;
(c)    determine the number of shares of Stock to be subject to an Award;

(d)
establish the terms and conditions of each Award (including the Option Price of any Option or the purchase price for Restricted Stock), the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Change in Control (subject to applicable agreements), and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options;

(e)    prescribe the form of each Award Agreement evidencing an Award; and

(f)
subject to the limitation on repricing in Section 3.4, amend, modify or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural persons who are foreign nationals or are natural persons who are employed outside the United States to reflect differences in local law, tax policy, or custom, provided, that, notwithstanding the foregoing, no amendment, modification or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee's rights under such Award.

The Committee shall have the right, in its discretion, to make Awards in substitution or exchange for any award granted under another compensatory plan of the Company, an Affiliate, or any business entity acquired or to be acquired by the Company or an Affiliate or with which the Company or an Affiliate has combined or will combine.

3.3.2	Forfeiture; Recoupment.
If any time within one (1) year after the date on which a Grantee exercises an Option or SAR, or receives payment of a Performance-Based Award, or on which Restricted Stock or Stock Units vest or on which income is realized by a Grantee in connection with any other Award (each of which events shall be a “realization event”), the Board determines in its discretion that the Company has been materially harmed by the Grantee, whether such harm (a) results in the Grantee's termination or deemed termination of employment for Cause or (b) results from any activity of the Grantee determined by the Board to be in competition with any activity of the Company, or otherwise prejudicial, contrary or harmful to the interests of the Company (including, but not limited to, accepting employment with or serving as a consultant, adviser or in any other capacity to an entity that is in competition with or acting against the interests of the Company), then any gain realized by the Grantee from the realization event shall be paid by the Grantee to the Company upon notice from the Company. Such gain shall be determined as of the date of the realization event, without regard to any subsequent change in the Fair Market Value of the Stock. The Company shall have the right to offset such gain against any amounts otherwise owed to the Grantee by the Company (whether as wages, vacation pay, or pursuant to any benefit plan or other compensatory arrangement).
In addition, the Committee may reserve the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee with respect to an Award thereunder on account of actions taken by, or failed to be taken by, such Grantee in violation or breach of or in conflict with any (a) employment agreement, (b) non-competition agreement, (c) agreement prohibiting solicitation of Employees or clients of the Company or an Affiliate, (d) confidentiality obligation with respect to the Company or an Affiliate, (e) Company policy or procedure, (f) other agreement, or (g) any other obligation of such Grantee to the Company or an Affiliate, as and to the extent specified in such Award Agreement. The Committee may annul an outstanding Award if the Grantee thereof is an Employee of the Company or an Affiliate and is terminated for Cause as defined in the Plan or the applicable Award Agreement or for “cause” as defined in any other agreement between the Company or such Affiliate and such Grantee, as applicable.
Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (a) any Company “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Law, rule or regulation, or otherwise, or (b) any law, rule or regulation which imposes mandatory recoupment, under circumstances set forth in such law, rule or regulation.

3.4	No Repricing.
Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, distribution (whether in the form of cash, shares of Stock, other securities or other property), stock split, extraordinary cash dividend, recapitalization, change in control, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Stock or other securities or similar transaction), the Company may not, without obtaining stockholder approval: (a) amend the terms of outstanding Options or SARs to reduce the exercise price of such outstanding Options or SARs; (b) cancel outstanding Options or SARs in exchange for or substitution of Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs; or (c) cancel outstanding Options or SARs with an exercise price above the current stock price in exchange for cash or other securities.

3.5	Deferral Arrangement.
The Committee may permit or require the deferral of any payment pursuant to any Award into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalent Rights and, in connection therewith, provisions for converting such credits into

Stock Units and for restricting deferrals to comply with hardship distribution rules affecting tax-qualified retirement plans subject to Code Section 401(k)(2)(B)(IV), provided, that, no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. Any such deferrals shall be made in a manner that complies with Code Section 409A, including, if applicable, with respect to when a Separation from Service occurs as defined under Section 409A.

3.6	No Liability.
No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.7	Registration; Share Certificates.
Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Committee, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.	STOCK SUBJECT TO THE PLAN

4.1	Number of Shares of Stock Available for Awards.
Subject to such additional shares of Stock as shall be available for Awards under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Section 17.1, the maximum number of shares of Stock available for Awards under the Plan shall be equal to the sum of (x) seven million (7,000,000) shares of Stock plus (y) the number of shares of Stock available for Awards under the Plan as of December 29, 2012. Such shares of Stock may be authorized and unissued shares of Stock or treasury shares of Stock or any combination of the foregoing, as may be determined from time to time by the Board or by the Committee. Any of the shares of Stock available for Awards under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock available for Awards under the Plan shall be available for Awards pursuant to Incentive Stock Options.

4.2	Adjustments in Authorized Shares of Stock.
In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Committee shall have the right to cause the Company to assume Awards previously granted under a compensatory plan by another business entity that is a party to such transaction and to substitute Awards under the Plan for such Awards. The number of shares of Stock available for Awards under the Plan pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed Awards and substitute Awards. Shares available for Awards under a shareholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for Awards under the Plan, subject to applicable rules of any Stock Exchange on which the Stock is listed.

4.3	Share Usage.

(a)	Shares of Stock subject to an Award shall be counted as used as of the Grant Date.

(b)
Any shares of Stock, including shares of Stock acquired through dividend reinvestment pursuant to Section 10.4, that are subject to an Award other than an Award of Options or SARs that is granted on or after December 29, 2012 shall be counted against the share Awards limit set forth in Section 4.1 as one and three-tenths (1.3) shares for every one (1) share of Stock subject to such Award. Any shares of Stock that are subject to an Award of Options that is granted on or after December 29, 2012 shall be counted against the share Awards limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award.  The number of shares of Stock subject to an Award of SARs that is granted on or after December 29, 2012 shall be counted against the share Awards limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise thereof. The target number of shares issuable under a Performance Share grant shall be counted against the share Awards limit set forth in Section 4.1 as of the Grant Date, but such number shall be adjusted to equal the actual number of shares issued upon settlement of the Performance Shares to the extent different from such target number of shares. An Award that, by its terms, cannot be settled in shares of Stock shall not count against the share Awards limit set forth in Section 4.1.

(c)
Notwithstanding anything to the contrary in Section 4.1, any shares of Stock related to Awards under the Plan or Awards under the Prior Plan which on or after December 29, 2012 terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares shall be available again for Awards under the Plan in the applicable multiple under paragraph (b) of this Section. Shares of Stock which on or after December 29, 2012 are tendered or withheld or subject to an Award other than an Option or SAR (or subject to an award other than a stock option or stock appreciation right under the Prior Plan) surrendered in connection with the purchase of shares of Stock or deducted or delivered from payment of an Award other than an Option or SAR in connection with the Company's tax withholding obligations as provided in Section 18.3 (or are deducted or delivered from payment of an award other than a stock option or stock appreciation right under the Prior Plan in connection with the Company's tax withholding obligations) shall be available again for Awards under the Plan in the applicable multiple under paragraph (b) of this Section.

(d)
The number of shares of Stock available for Awards under the Plan shall not be increased by the number of shares of Stock (i) tendered or withheld or subject to an Award surrendered in connection with the purchase of shares of Stock upon exercise of an Option as provided in Section 12.2 (or tendered or withheld or subject to an award surrendered in connection with the purchase of shares of stock upon exercise of a stock option under the Prior Plan) , (ii) deducted or delivered from payment of an Award of an Option or SAR in connection with the Company's tax withholding obligations as provided in Section 18.3 (or deducted or delivered from payment of an award of a stock option or stock appreciation right under the Prior Plan in connection with the Company's tax withholding obligations) or (iii) purchased by the Company with proceeds from Option exercises.

5.    EFFECTIVE DATE; TERM; AMENDMENT AND TERMINATION

5.1	Effective Date.
The Plan became effective as of the Original Effective Date. The Plan as amended and restated shall become effective as of the Amendment and Restatement Effective Date. Following the Original Effective Date, no Awards shall be made under the Prior Plan. Notwithstanding the foregoing, shares of Stock reserved under the Prior Plan to settle Awards, including performance-based Awards, which are made under the Prior Plan prior to the Original Effective Date may be issued and delivered following the Original Effective Date to settle such Awards.

5.2	Term.
The Plan shall terminate automatically ten (10) years after the Amendment and Restatement Effective Date and may be terminated on any earlier date as provided in Section 5.3.

5.3	Amendment and Termination.
The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Awards have not been made. The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company's stockholders to the extent provided by the Board or required by Applicable Laws (including the rules of any Stock Exchange on which the Stock is then listed), provided, that no amendment shall be made to the no-repricing provisions of Section 3.4 or the Option pricing provisions of Section 8.1 without the approval of the Company's stockholders. No amendment, suspension or termination of the Plan shall impair rights or obligations under any Award theretofore made under the Plan without the consent of the Grantee thereof.
6.    AWARD ELIGIBILITY AND LIMITATIONS

6.1	Eligible Grantees.
Subject to this Section 6, Awards may be made under the Plan to (i) any Service Provider, as the Committee shall determine and designate from time to time and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Committee.

6.2	Limitation on Shares of Stock Subject to Awards and Cash Awards.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act:

(a)
the maximum number of shares of Stock subject to Options or SARs that may be granted under the Plan in a calendar year to any person eligible for an Award under Section 6 is two million (2,000,000) shares;

(b)
the maximum number of shares of Stock that may be granted under the Plan pursuant to Awards that are intended to qualify as performance-based compensation under Code Section 162(m), other than pursuant to Options or SARs, in a calendar year to any person eligible for an Award under Section 6 is one million (1,000,000) shares; and

(c)
the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of twelve (12) months or less to any person eligible for an Award shall be four million dollars ($4,000,000) and the maximum amount that may be paid as a cash-settled Performance-Based Award for a Performance Period of greater than twelve (12) months to any person eligible for an Award shall be seven million dollars ($7,000,000).

The preceding limitations in this Section 6.2 are subject to adjustment as provided in Section 17.

6.3	Stand-Alone, Additional, Tandem and Substitute Awards.
Subject to Section 3.4, Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Committee shall require the surrender of such other Award or award under such other plan in consideration for the grant of such substitute or exchange Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate. Notwithstanding Section 8.1 and Section 9.1, the Option Price of an Option or the SAR Price of a SAR that is a Substitute Award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.	AWARD AGREEMENT
Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Committee shall from time to time determine. Award Agreements employed under the Plan from time to time or at the same time need not contain similar provisions, but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1	Option Price.
The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. Except in the case of Substitute Awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2	Vesting.
Subject to Sections 8.3 and 17.3, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Committee and stated in the Award Agreement, in another agreement with the Grantee or otherwise in writing, provided that no Option shall be granted to persons who are entitled to overtime under applicable state or federal laws, that will vest or be exercisable within a six-month period starting on the Grant Date.

8.3	Term.
Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option; provided that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five (5) years from its Grant Date; and provided, further, that, to the extent deemed necessary or appropriate by the Committee to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of such period longer than ten (10) years from the Grant Date of such Option as the Committee shall determine.

8.4	Termination of Service.
Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee's Service. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5	Limitations on Exercise of Option.
Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 17 which results in the termination of such Option.

8.6	Method of Exercise.
Subject to the terms of Section 12 and Section 18.3, an Option that is exercisable may be exercised by the Grantee's delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company's principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Committee. Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7	Rights of Holders of Options.
Unless otherwise stated in the applicable Award Agreement, a Grantee or other person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company's stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other person. Except as provided in Section 17, no adjustment shall be made for dividends, distributions or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8	Delivery of Stock.
Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee's ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.7.

8.9	Transferability of Options.
Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10	Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer, and the shares of Stock acquired pursuant to such Option shall be subject to the same restrictions with respect to transfers of such shares of Stock as would have applied to the Grantee thereof. Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11	Limitations on Incentive Stock Options.
An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000). Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12	Notice of Disqualifying Disposition.
If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1	Right to Payment and Grant Price.
A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (x) the Fair Market Value of one (1) share of Stock on the date of exercise over (y) the per share exercise price of such SAR (the “SAR Price”) as determined by the Committee. The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR. SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award or without regard to any Option or other Award; provided, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2	Other Terms.
The Committee shall determine, on the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award, and any and all other terms and conditions of any SAR.

9.3	Term.
Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, upon the expiration of ten (10) years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such SAR.

9.4	Transferability of SARS.
Except as provided in Section 9.5, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee's legal incapacity or incompetency, such Grantee's guardian or legal representative) may exercise such SAR. Except as provided in Section 9.5, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.5	Family Transfers.
If authorized in the applicable Award Agreement and by the Committee, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member. For the purpose of this Section 9.5, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity. Following a transfer under this Section 9.5, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer, and shares of Stock acquired pursuant to a SAR shall be subject to the same restrictions on transfers of such shares of Stock as would have applied to the Grantee or such SAR. Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.5 or by will or the laws of descent and distribution.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Restricted Stock or Stock Units.
Awards of Restricted Stock and Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2	Restrictions.
At the time a grant of Restricted Stock or Stock Units is made, the Committee may, in its sole discretion, (a) establish a period of time (a “Restricted Period”) applicable to such Restricted Stock or Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock or Stock Units as provided in Section 14. Awards of Restricted Stock and Stock Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Awards.

10.3	Registration; Restricted Share Certificates.
Pursuant to Section 3.7, to the extent that ownership of Restricted Stock is evidenced by a book-entry registration or direct registration (including transaction advices), such registration shall be notated to evidence the restrictions imposed on such Award of Restricted Stock under the Plan and the applicable Award Agreement. Subject to Section 3.7 and the immediately following sentence, the Company may issue, in the name of each Grantee to whom Restricted Stock has been granted, share certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date of such Restricted Stock. The Committee may provide in an Award Agreement with respect to an Award of Restricted Stock that either (a) the Secretary of the Company shall hold such share certificates for such Grantee's benefit until such time as such shares of Restricted Stock are forfeited to the Company or the restrictions applicable thereto lapse and such Grantee shall deliver a stock power to the Company with respect to each share certificate, or (b) such share certificates shall be delivered to such Grantee, provided that such share certificates shall bear legends that comply with applicable securities laws and regulations and make appropriate reference to the restrictions imposed on such Award of Restricted Stock under the Plan and such Award Agreement.

10.4	Rights of Holders of Restricted Stock.
Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such shares of Restricted Stock and the right to receive any dividends declared or paid with respect to such shares of Restricted Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions as the vesting conditions and restrictions applicable to such Restricted Stock. Dividends paid on Restricted Stock which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Restricted Stock are achieved, and if such performance goals are not achieved, the Grantee of such Restricted Stock shall promptly forfeit and repay to the Company such dividend payments. All stock distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of stock, or other similar transaction shall be subject to the vesting conditions and restrictions applicable to such Restricted Stock.

10.5	Rights of Holders of Stock Units.

10.5.1	Voting and Dividend Rights.
Holders of Stock Units shall have no rights as stockholders of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Stock Units, to direct the voting of the shares of Stock subject to such Stock Units, or to receive notice of any meeting of the Company's stockholders). The Committee may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding shares of Stock, a cash payment for each such Stock Unit which is equal to the per-share dividend paid on such shares of Stock. Dividends paid on Stock Units which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such dividend payments. Such Award Agreement also may provide that such cash payment shall be deemed reinvested in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date on which such cash dividend is paid. Such cash payments paid in connection with Stock Units which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Stock Units are achieved, and if such performance goals are not achieved, the Grantee of such Stock Units shall promptly forfeit and repay to the Company such cash payments.

10.5.2	Creditor's Rights.
A holder of Stock Units shall have no rights other than those of a general unsecured creditor of the Company. Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.6	Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee or otherwise in writing after such Award Agreement is entered into, but prior to termination of Grantee's Service, upon the termination of such Grantee's Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of such Restricted Stock or Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to vote such Restricted Stock or any right to receive dividends with respect to such Restricted Stock or Stock Units.

10.7	Purchase of Restricted Stock and Shares of Stock Subject to Stock Units.
The Grantee of an Award of Restricted Stock or vested Stock Units shall be required, to the extent required by Applicable Laws, to purchase such Restricted Stock or the shares of Stock subject to such vested Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such Restricted Stock or such vested Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such Restricted Stock or such vested Stock Units. Such purchase price shall be payable in a form provided in Section 12 or, in the sole discretion of the Committee, in consideration for Service rendered or to be rendered to the Company or an Affiliate.

10.8	Delivery of Shares of Stock.
Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Committee, including, but not limited to, any delayed delivery period, the restrictions applicable to Restricted Stock or

Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a share certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.7, be issued, free of all such restrictions, to the Grantee thereof or such Grantee's beneficiary or estate, as the case may be. Neither the Grantee, nor the Grantee's beneficiary or estate, shall have any further rights with regard to a Stock Unit once the shares of Stock represented by such Stock Unit have been delivered in accordance with this Section 10.8.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS AND OTHER EQUITY-BASED AWARDS

11.1	Unrestricted Stock Awards.
The Committee may, in its sole discretion, grant (or sell at the par value of a share of Stock or at such other higher purchase price as shall be determined by the Committee) an Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold to any Grantee as provided in the immediately preceding sentence in respect of past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service, to the Company or an Affiliate or other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee.

11.2	Other Equity-Based Awards.
The Committee may, in its sole discretion, grant Awards in the form of Other Equity-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. Awards granted pursuant to this Section 11.2 may be granted with vesting, value and/or payment contingent upon the achievement of one or more performance goals. The Committee shall determine the terms and conditions of Other Equity-Based Awards at the Grant Date or thereafter. Any dividends paid on Other Equity-Based Awards which vest or are earned based upon the achievement of performance goals shall not vest unless such performance goals for such Other Equity-Based Awards are achieved, and if such performance goals are not achieved, the Grantee of such Other Equity-Based Award shall promptly forfeit and repay to the Company such dividend payments. Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, upon the termination of a Grantee's Service, any Other Equity-Based Awards held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of any Other Equity-Based Award, the Grantee thereof shall have no further rights with respect to such Other Equity-Based Award.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1	General Rule.
Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company.

12.2	Surrender of Shares of Stock.
To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

12.3	Cashless Exercise.
To the extent permitted by Applicable Laws and to the extent the Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the proceeds of such sale to the Company in payment of such Option Price and any withholding taxes described in Section 18.3, or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between such Option Price and the Fair Market Value of the shares of Stock subject to the portion of such Option being exercised.

12.4	Other Forms of Payment.
To the extent the Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for Restricted Stock may be made in any other form that is consistent with Applicable Laws, including (a) Service by the Grantee thereof to the Company or an Affiliate and (b) by withholding shares of Stock that would otherwise vest or be issuable in an amount equal to the Option Price or purchase price and the required tax withholding amount.

13.	TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

13.1	Dividend Equivalent Rights.
A Dividend Equivalent Right is an Award entitling the recipient thereof to receive credits based on cash distributions that would have been paid on the shares of Stock specified in such Dividend Equivalent Right (or other Award to which such Dividend Equivalent Right relates) if such shares of Stock had been issued to and held by the recipient of such Dividend Equivalent Right as of the record date. A Dividend Equivalent Right may be granted hereunder to any Grantee, provided that no Dividend Equivalent Rights may be granted in connection with, or related to, an Award of Options or SARs. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Agreement therefor. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently (with or without being subject to forfeiture or a repayment obligation) or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional Dividend Equivalent Rights (with or without being subject to forfeiture or a repayment obligation). Any such reinvestment shall be at the Fair Market Value thereof on the date of such reinvestment. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or in multiple installments, all as determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award also may contain terms and conditions which are different from the terms and conditions of such other Award, provided, that, Dividend Equivalent Rights credited pursuant to a Dividend Equivalent Right granted as a component of another Award which vests or is earned based upon the achievement of performance goals shall not vest unless such performance goals for such underlying Award are achieved, and if such performance goals are not achieved, the Grantee of such Dividend Equivalent Rights shall promptly forfeit and repay to the Company payments made in connection with such Dividend Equivalent Rights.

13.2	Termination of Service.
Unless the Committee otherwise provides in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights shall automatically terminate upon such Grantee's termination of Service for any reason.

14.	TERMS AND CONDITIONS OF PERFORMANCE-BASED AWARDS

14.1	Grant of Performance-Based Awards.
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance-Based Awards to a Plan participant in such amounts and upon such terms as the Committee shall determine.

14.2	Value of Performance-Based Awards.
Each grant of a Performance-Based Award shall have an actual or target number of shares of Stock or initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are achieved, shall determine the value and/or number of shares of Stock subject to a Performance-Based Award that will be paid out to the Grantee thereof.

14.3	Earning of Performance-Based Awards.
Subject to the terms of the Plan, in particular Section 14.6.3, after the applicable Performance Period has ended, the Grantee of Performance-Based Awards shall be entitled to receive a payout on the number of the Performance-Based Awards or value earned by such Grantee over such Performance Period.

14.4	Form and Timing of Payment of Performance-Based Awards.
Payment of earned Performance-Based Awards shall be made in the manner described in the applicable Award Agreement as determined by the Committee. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance-Based Awards in the form of cash or shares of Stock (or a combination thereof) equal to the value of such earned Performance-Based Awards and shall pay the Awards that have been earned at the close of the applicable Performance Period, or as soon as reasonably practicable after the Committee has determined that the performance goal or goals relating thereto have been achieved; provided, that, unless specifically provided in the Award Agreement for such Awards and to the extent necessary to comply with Section 409A of the Code, such payment shall occur no later than the 15th day of the third month following the end of the calendar year in which such Performance Period ends. Any shares of Stock paid out under such Performance-Based Awards may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Performance-Based Awards shall be set forth in the Award Agreement therefor.

14.5	Performance Conditions.
The right of a Grantee to exercise or receive a grant or settlement of any Performance-Based Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. If and to the extent required under Code Section 162(m), any power or authority relating to an Award intended to qualify under Code Section 162(m) shall be exercised by the Committee and not by the Board.

14.6	Performance-Based Awards Granted to Designated Covered Employees.
If and to the extent that the Committee determines that a Performance-Based Award to be granted to a Grantee should constitute “qualified performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 14.6.

14.6.1	Performance Goals Generally.
The performance goals for Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 14.6. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Awards shall be granted, exercised and/or settled upon achievement of any single performance goal or of two (2) or more performance goals. Performance goals may differ for Awards granted to any one Grantee or to different Grantees.

14.6.2	Timing For Establishing Performance Goals.
Performance goals for any Performance-Based Award shall be established not later than the earlier of (a) 90 days after the beginning of any Performance Period applicable to such Award, and (b) the date on which twenty-five percent (25%) of any Performance Period applicable to such Award has expired, or at such other date as may be required or permitted for compensation payable to a Covered Employee to constitute Performance-Based Compensation.

14.6.3	Payment of Awards; Other Terms.
Payment of Performance-Based Awards shall be in cash, shares of Stock, or other Awards, including an Award that is subject to additional Service-based vesting, as determined in the sole discretion of the Committee. The Committee may, in its sole discretion, reduce the amount of a payment otherwise to be made in connection with such Awards. The Committee shall specify the circumstances in which such Performance-Based Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a Performance Period or settlement of such Awards. In the event payment of the Performance-Based Award is made in the form of another Award subject to Service-based vesting, the Committee shall specify the circumstances in which the payment Award will be paid or forfeited in the event of a termination of Service.

14.6.4	Performance Measures.

The performance goals upon which the payment or vesting of a Performance-Based Award to a Covered Employee that is intended to qualify as Performance-Based Compensation may be conditioned shall be limited to the following Performance Measures, with or without adjustment:
(a)    net earnings or net income;
(b)    operating earnings;
(c)    pretax earnings;
(d)    earnings per share;
(e)    share price, including growth measures and total stockholder return;
(f)    earnings before interest and taxes;
(g)    earnings before interest, taxes, depreciation and/or amortization;
(h)    earnings before interest, taxes, depreciation and/or amortization as adjusted to exclude any one or more of the following:
stock-based compensation expense;
income from discontinued operations;
gain on cancellation of debt;
debt extinguishment and related costs;
restructuring, separation and/or integration charges and costs;
reorganization and/or recapitalization charges and costs;
impairment charges;
gain or loss related to investments;
sales and use tax settlement; and
gain on non-monetary transactions.

(i)	sales or revenue growth, whether in general, by type of product or service, or by type of customer;

(j)	gross or operating margins;

(k)	return measures, including return on assets, capital, investment, equity, sales or revenue;

(l)	cash flow, including:
operating cash flow;
free cash flow, defined as earnings before interest, taxes, depreciation and/or amortization (as adjusted to exclude any one or more of the items that may be excluded pursuant to the Performance Measure specified in clause (h) above) less capital expenditures;
levered free cash flow, defined as free cash flow less interest expense;
cash flow return on equity; and
cash flow return on investment;
(m)    productivity ratios;

(n)	expense targets;

(o)	market share;

(p)	financial ratios as provided in credit agreements of the Company and its subsidiaries;

(q)	working capital targets;

(r)	completion of acquisitions of businesses or companies;

(s)	completion of divestitures and asset sales;

(t)	customer satisfaction; or

(u)	any combination of the foregoing business criteria.
Performance under any of the foregoing Performance Measures (a) may be used to measure the performance of (i) the Company and its Subsidiaries and other Affiliates as a whole, (ii) the Company, any Subsidiary, and/or any other Affiliate or any combination thereof, or (iii) any one or more business units of the Company, any Subsidiary, and/or any other Affiliate, as the Committee, in its sole discretion, deems appropriate and (b) may be compared to the performance of one or more other companies or one or more published or special indices designated or approved by the Committee for such comparison, as the Committee, in its sole discretion, deems appropriate. In addition, the Committee, in its sole discretion, may select performance under the Performance Measure specified in clause (e) above for comparison to performance under one or more stock market indices designated or approved by the Committee. The Committee also shall have the authority to provide for accelerated vesting of any Performance-Based Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Section 14.

14.6.5	Evaluation of Performance.
The Committee may provide in any Performance-Based Award that any evaluation of performance may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs; (b) litigation or claims, judgments or settlements; (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results; (d) any reorganization or restructuring events or programs; (e) extraordinary, non-core, non-operating or non-recurring items; (f) acquisitions or divestitures; (g) foreign exchange gains and losses; (h) award expense related to restricted stock units awarded in December 2008 pursuant to the Prior Plan; (i) tax valuation allowance reversals; (j) impairment expense; and (k) environmental expense. To the extent such inclusions or exclusions affect Awards to Covered Employees that are intended to qualify as Performance-Based Compensation, such inclusions or exclusions shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

14.6.6	Adjustment of Performance-Based Compensation.
The Committee shall have the sole discretion to adjust Awards that are intended to qualify as Performance-Based Compensation, either on a formula or discretionary basis, or on any combination thereof, as the Committee determines consistent with the requirements of Code Section 162(m) for deductibility.

14.6.7	Committee Discretion.
In the event that Applicable Laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval, provided, that the exercise of such discretion shall not be inconsistent with the requirements of Code Section 162(m). In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 14.6.4.

14.7	Status of Awards Under Code Section 162(m).
It is the intent of the Company that Performance-Based Awards under Section 14.6 granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and the regulations promulgated thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m). Accordingly, the terms of Section 14.6, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to any such Performance-Based Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

15.	PARACHUTE LIMITATIONS
If any Grantee is a “disqualified individual,” as defined in Code Section 280G(c), then, notwithstanding any other provision of the Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by such Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G or Code Section 4999 (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)
to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a “parachute payment” within the meaning of Code Section 280G(b)(2) as then in effect (a “Parachute Payment”); and

(b)
if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

The Company shall accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Performance-Based Awards, then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock or Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.	REQUIREMENTS OF LAW

16.1	General.
The Company shall not be required to offer, sell or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option or SAR or otherwise, if the offer, sale or issuance of such shares of Stock would constitute a violation by the Grantee, the Company or an Affiliate, or any other person, of any provision of Applicable Laws, including any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares of Stock subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, issuance, sale or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, issued or sold to the Grantee or any other person under such Award, whether pursuant to the exercise of an Option or SAR or otherwise, unless such listing, registration or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award. Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell or issue such shares of Stock unless the Committee shall have received evidence satisfactory to it that the Grantee or any other person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws. As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof or are exempt from such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

16.2	Rule 16b-3.
During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

17.	EFFECT OF CHANGES IN CAPITALIZATION

17.1	Changes in Stock.
If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of capital stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of stock for which grants of Options and other Awards may be made under the Plan, including the share limits set forth in Section 6.2, shall be adjusted proportionately and accordingly by the Committee. In addition, the number and kind of shares of stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Committee so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company's stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board or the Committee constituted pursuant to Section 3.1.2 shall, in such manner as the Board or the Committee deems appropriate, adjust (a) the number and kind of shares of stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

17.2	Reorganization in Which the Company Is the Surviving Entity Which Does Not Constitute a Change in Control.
Subject to Section 17.3, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement or in another agreement with the Grantee, or otherwise set forth in writing, any restrictions applicable to such Award shall apply, as well to any replacement shares received by the Grantee as a result of such reorganization, merger or consolidation. In the event of any reorganization, merger or consolidation of the Company referred to in this Section 17.2, Performance-Based Awards shall be adjusted (including any adjustment to the Performance Measures applicable to such Awards deemed appropriate by the Committee) so as to apply to the securities that a holder of the number of shares of Stock subject to the Performance-Based Awards would have been entitled to receive immediately following such reorganization, merger or consolidation.

17.3	Change in Control in which Awards are not Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)
in each case with the exception of Performance-Based Awards, all outstanding Restricted Stock shall be deemed to have vested, all Stock Units shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, and all Dividend Equivalent Rights shall be deemed to have vested and the shares of Stock subject thereto shall be delivered, immediately prior to the occurrence of such Change in Control, and either or both of the following two actions shall be taken:

(i)
fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days, which exercise shall be effective upon such consummation; or

(ii)
the Committee may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, Restricted Stock, Stock Units and/or Dividend Equivalent Rights and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Stock or Stock Units and Dividend Equivalent Rights (for shares of Stock subject thereto), equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs (the “Award Stock”) multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Award Stock.

(b)
Performance-Based Awards shall be treated as though target performance has been achieved and will be paid in cash or converted into Unrestricted Stock. After application of this Section 17.3(b), if any Awards arise from application of this Section 17, such Awards shall be settled under the applicable provision of Section 17.3(a).

(c)	Other Equity-Based Awards shall be governed by the terms of the applicable Award Agreement.
With respect to the Company's establishment of an exercise window, (A) any exercise of an Option or SAR during the fifteen (15)-day period referred to above shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and (B) upon consummation of any Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate. The Committee shall send notice of an event that shall result in such a termination to all natural persons and entities who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

17.4	Change in Control in which Awards are Assumed.
Except as otherwise provided in the applicable Award Agreement or in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights or Other Equity-Based Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:
The Plan and the Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards, or for the substitution for such Options, SARs, Restricted Stock, Stock Units, Dividend Equivalent Rights and Other Equity-Based Awards of new common stock options, stock appreciation rights, restricted stock, common stock units, dividend equivalent rights and other equity-based awards relating to the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and option and stock appreciation rights exercise prices. In the event an Award is assumed, continued or substituted upon the consummation of any Change in Control and the employment of such Grantee with the Company or an Affiliate is terminated without Cause within one year following the consummation of such Change in Control, such Award shall be fully vested and may be exercised in full, to the extent applicable, beginning on the date of such termination and for the one-year period immediately following such termination or for such longer period as the Committee shall determine.

17.5	Adjustments
Adjustments under this Section 17 related to shares of Stock or other securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Committee may provide in the applicable Award Agreement at the time of grant, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 17.1, 17.2, 17.3 and 17.4. This Section 17 shall not limit the Committee's ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

17.6	No Limitations on Company.
The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or engage in any other transaction or activity.

18.	GENERAL PROVISIONS

18.1	Disclaimer of Rights.
No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or Service of the Company or an Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any natural person or entity at any time, or to terminate any employment or other relationship between any natural person or entity and the Company or an Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein. The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

18.2	Nonexclusivity of the Plan.
Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

18.3	Withholding Taxes.
The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed. Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee. The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 18.3 may satisfy such Grantee's withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock. Notwithstanding Section 2.22 or this Section 18.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to this Section 18.3, for any shares of Stock subject to an Award that are sold by or on behalf of a Grantee on the same date on which such shares may first be sold pursuant to the terms of the related Award Agreement, the Fair Market Value of such shares shall be the sale price of such shares on such date (or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date), so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale. In such case, the percentage of shares of Stock withheld shall equal the applicable minimum withholding rate.

18.4	Captions.
The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5	Construction.
Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

18.6	Other Provisions.
Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.7	Number and Gender.
With respect to words used in the Plan, the singular form shall include the plural form and the masculine gender shall include the feminine gender, as the context requires.

18.8	Severability.
If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.9	Governing Law.
The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.10	Section 409A of the Code.
The Company intends to comply with Code Section 409A, or an exemption to Code Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Code Section 409A. To the extent that the Company determines that a Grantee would be subject to the additional twenty percent (20%) tax imposed on certain nonqualified deferred compensation plans pursuant to Code Section 409A as a result of any provision of any Award granted under the Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Committee.

*    *    *

To record adoption of the Plan by the Board as of February 7, 2013, and approval of the Plan by the stockholders on ______, 2013, the Company has caused its authorized officer to execute the Plan.

FURNITURE BRANDS INTERNATIONAL, INC.

By:

Title:

APPENDIX C

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION OF
FURNITURE BRANDS INTERNATIONAL, INC.

Furniture Brands International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: The name of the corporation is Furniture Brands International, Inc.
SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon has duly approved, the amendment to the Restated Certificate of Incorporation of the corporation, as amended, set forth in this Certificate of Amendment.
THIRD: That the first sentence of Article FOURTH of the Restated Certificate of Incorporation, as amended, is amended and restated in its entirety as follows:
“The total number of shares of capital stock of all classes which this Corporation shall have authority to issue is Fifty Million (50,000,000) shares, all of such shares shall be without nominal or par value; Ten Million (10,000,000) shares shall be Preferred Stock and Forty Million (40,000,000) shares shall be Common Stock.”
FOURTH: That Article FOURTH of the Restated Certificate of Incorporation, as amended, is amended to insert the following paragraph immediately following the last sentence of the first paragraph in Article FOURTH:
“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment with the Delaware Secretary of State, every five outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the trading day immediately prior to the Effective Time, as reported by the New York Stock Exchange; provided that if such price or prices are not available, or if the stock is no longer traded on the New York Stock Exchange, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to American Stock Transfer & Trust Company, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the New York Stock Exchange at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests.”
FIFTH: That this Certificate of Amendment shall be effective as of , on .
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of , 20 .

C-1

APPENDIX D

CERTIFICATE OF AMENDMENT
OF RESTATED CERTIFICATE OF INCORPORATION OF
FURNITURE BRANDS INTERNATIONAL, INC.

Furniture Brands International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:
FIRST: The name of the corporation is Furniture Brands International, Inc.
SECOND: Pursuant to Section 242 of the Delaware General Corporation Law, the Board of Directors of the corporation has duly adopted, and a majority of the outstanding stock entitled to vote thereon has duly approved, the amendment to the Restated Certificate of Incorporation of the corporation, as amended, set forth in this Certificate of Amendment.
THIRD: That the first sentence of Article FOURTH of the Restated Certificate of Incorporation, as amended, is amended and restated in its entirety as follows:
“The total number of shares of capital stock of all classes which this Corporation shall have authority to issue is Thirty-Eight Million Five Hundred Seventy-One Thousand Four Hundred Twenty-Nine (38,571,429) shares, all of such shares shall be without nominal or par value; Ten Million (10,000,000) shares shall be Preferred Stock and Twenty-Eight Million Five Hundred Seventy-One Thousand Four Hundred Twenty-Nine (28,571,429) shares shall be Common Stock.”
FOURTH: That Article FOURTH of the Restated Certificate of Incorporation, as amended, is amended to insert the following paragraph immediately following the last sentence of the first paragraph in Article FOURTH:
“Upon the filing and effectiveness (the “Effective Time”) of this Certificate of Amendment with the Delaware Secretary of State, every seven outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Restated Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination; all shares of Common Stock that are held by a stockholder will be aggregated for purposes of such combination and each stockholder shall be entitled to receive the number of whole shares resulting from the combination of the shares so aggregated. In lieu of any interest in a fractional share of Common Stock to which a stockholder would otherwise be entitled as a result of the foregoing combination of shares: (1) the Corporation shall, upon the surrender of such stockholder's stock certificate(s), pay a cash amount to such stockholder equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price of the Common Stock (as adjusted to reflect the combination of shares effected hereby) for the trading day immediately prior to the Effective Time, as reported by the New York Stock Exchange; provided that if such price or prices are not available, or if the stock is no longer traded on the New York Stock Exchange, the fractional share payment shall be based on such other price as determined by the Board of Directors of the Corporation; or (2) the Corporation shall arrange for the disposition of fractional interests by those otherwise entitled thereto in the manner described below. The Board of Directors shall determine in its sole and absolute discretion which of the foregoing means shall be utilized for paying to stockholders the value of the fractional shares to which they otherwise would be entitled. If the Corporation arranges for the disposition of fractional interests by those entitled thereto, the aggregate of all fractional shares otherwise issuable to the holder of record of Common Stock shall be issued to American Stock Transfer & Trust Company, the transfer agent, as agent for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all of the fractional interests will be effected by the transfer agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock on the New York Stock Exchange at the time of sale. After such sale and upon the surrender of the stockholders' stock certificates, the transfer agent will pay to the holders of record entitled thereto their pro rata share of the net proceeds derived from the sale of the fractional interests.”
FIFTH: That this Certificate of Amendment shall be effective as of , on .
IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this day of , 20 .

D-1

FurnitureBrands

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

02 0000000000

The Board of Directors recommends you vote FOR each of the following:

1. Election of Directors

	For	Against	Abstain
1 Kent J. Hussey	☐	☐	☐
2 Ira D. Kaplan	☐	☐	☐
3 Ann S. Lieff	☐	☐	☐
4 Aubrey B. Patterson	☐	☐	☐
5 George E. Ross, Ph.D.	☐	☐	☐
6 Ralph P. Scozzafava	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7:

	For	Against	Abstain
2. Ratification of the approval of the company's Amended and Restated Stockholders Rights Agreement.	☐	☐	☐
3. Approve the company's Amended and Restated 2010 Omnibus Incentive Plan.	☐	☐	☐
4. Approve an amendment to the company's Restated Certificate of Incorporation to effect a 1-for-5 reverse stock split.	☐	☐	☐
5. Approve an amendment to the company's Restated Certificate of Incorporation to effect a 1-for-7 reverse stock split.	☐	☐	☐
6. Ratification of the appointment of KPMG LLP as the company's independent registered public accounting firm for 2013.	☐	☐	☐
7. Advisory vote to approve the company's executive compensation.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000160699_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

FURNITURE BRANDS INTERNATIONAL, INC.
Annual Meeting of Stockholders
May 2, 2013 9:00 AM
This proxy is solicited by the Board of Directors

In their discretion, the proxies are authorized to vote, upon such other business as may properly come before the meeting and any postponements or adjournments thereof.

The stockholder(s) hereby appoint(s) Ralph P. Scozzafava and Meredith M. Graham, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FURNITURE BRANDS INTERNATIONAL, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, CDT on May 2, 2013, at Furniture Brands International Inc., 1 North Brentwood Blvd., 15th floor, St. Louis, MO 63105, and any adjournment or postponement thereof.

The stockholder(s) acknowledge(s) receipt of the notice of the 2013 Annual Meeting of Stockholders and accompanying proxy statment.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000160699_2 R1.0.0.51160